Financial Statements
Separate Account I of Integrity Life Insurance Company
Year Ended December 31, 2022
With Report of Independent Registered Public
Accounting Firm

Separate Account I
of
Integrity Life Insurance Company

Financial Statements

Year Ended December 31, 2022

Report of Independent Registered Public Accounting Firm

The Board of Directors of Integrity Life Insurance Company and
The Contract Owners of Separate Account I of Integrity Life Insurance Company

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in Appendix A that comprise Separate Account I of Integrity Life Insurance Company (the Separate Account), as of December 31, 2022, the related statements of operations and the statements of changes in net assets for each of the periods indicated in Appendix A, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2022, the results of its operations and changes in its net assets for each of the periods indicated in Appendix A, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP
We have served as the Separate Account’s auditor since 1993.
Cincinnati, Ohio
April 17, 2023

1

Appendix A
Subaccounts comprising Separate Account I of Integrity Life Insurance Company

Subaccounts	Statement of operations	Statements of changes in net assets
American Funds Insurance Series
Non-Affiliated Class 2	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
American Funds I.S. Managed Risk Asset Allocation Fund
Non-Affiliated Class 4
American Funds I.S. The Bond Fund of America
American Funds I.S. Capital Income Builder Fund
American Funds I.S. Global Growth Fund
American Funds I.S. Growth Fund
American Funds I.S. Growth-Income Fund
American Funds I.S. New World Fund

BlackRock Variable Series Funds
Non-Affiliated Class 3
BlackRock Capital Appreciation V.I. Fund
BlackRock Global Allocation V.I. Fund
BlackRock High Yield V.I. Fund
BlackRock Total Return V.I. Fund

Columbia Funds Variable Portfolios
Non-Affiliated Class 1
Columbia VP - Select Mid Cap Value Fund
Non-Affiliated Class 2
Columbia VP - Small Cap Value Fund

DWS Investments VIT Funds
Non-Affiliated Class A:
DWS Small Cap Index VIP Fund
Non-Affiliated Class B:
DWS Small Cap Index VIP Fund

Fidelity Variable Insurance Products
Non-Affiliated Initial Class:
Fidelity VIP Balanced Portfolio
Fidelity VIP Overseas Portfolio
Fidelity VIP Equity-Income Portfolio
Fidelity VIP Growth Portfolio
Fidelity VIP High Income Portfolio
Fidelity VIP Asset Manager Portfolio
Fidelity VIP Contrafund® Portfolio
Fidelity VIP Index 500 Portfolio
Fidelity VIP Investment Grade Bond Portfolio
Fidelity VIP Government Money Market

2

Appendix A (continued)

Subaccounts	Statement of operations	Statements of changes in net assets
Non-Affiliated Service Class:	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Fidelity VIP Equity-Income Portfolio
Fidelity VIP Growth Portfolio
Fidelity VIP High Income Portfolio
Fidelity VIP Asset Manager Portfolio
Fidelity VIP Contrafund® Portfolio
Fidelity VIP Balanced Portfolio
Fidelity VIP Mid Cap Portfolio

Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager Portfolio
Fidelity VIP Balanced Portfolio
Fidelity VIP Bond Index Portfolio
Fidelity VIP Contrafund® Portfolio
Fidelity VIP Disciplined Small Cap Portfolio
Fidelity VIP Equity-Income Portfolio
Fidelity VIP Extended Market Index Portfolio
Fidelity VIP Freedom 2010 Portfolio
Fidelity VIP Freedom 2015 Portfolio
Fidelity VIP Freedom 2020 Portfolio
Fidelity VIP Freedom 2025 Portfolio
Fidelity VIP Freedom 2030 Portfolio
Fidelity VIP Growth Portfolio
Fidelity VIP High Income Portfolio
Fidelity VIP Index 500 Portfolio
Fidelity VIP International Index Portfolio
Fidelity VIP Investment Grade Bond Portfolio
Fidelity VIP Mid Cap Portfolio
Fidelity VIP Overseas Portfolio
Fidelity VIP Target Volatility Portfolio
Fidelity VIP Total Market Index Portfolio

Franklin Templeton VIP Trust
Non-Affiliated Class 1:
Franklin Growth and Income VIP Fund
Franklin Income VIP Fund
Non-Affiliated Class 2:
Franklin Growth and Income VIP Fund
Franklin Income VIP Fund
Franklin Large Cap Growth VIP Fund
Franklin Mutual Shares VIP Fund
Franklin Small Cap Value VIP Fund
Templeton Foreign VIP Fund
Templeton Global Bond VIP Fund
Templeton Growth VIP Fund

3

Appendix A (continued)

Subaccounts	Statement of operations	Statements of changes in net assets
Rydex Variable Trust (Guggenheim Variable Insurance Funds)	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Investor Class:
Guggenheim VT Global Managed Futures Strategy Fund
Guggenheim VT Multi-Hedge Strategies Fund
Guggenheim VT Long Short Equity Fund
iShares Trust
ETF Shares:
iShares® Core S&P 500 ETF
iShares® Core S&P Mid-Cap ETF
iShares® Core S&P Small-Cap ETF
iShares® Core U.S. Aggregate Bond ETF
iShares® iBoxx $ High Yield Corporate Bond ETF
iShares® 5-10 Year Investment Grade Corporate Bond ETF
iShares® International Treasury Bond ETF
iShares® S&P 500 Growth ETF
iShares® S&P 500 Value ETF
iShares® TIPS Bond ETF

Invesco (AIM) Variable Insurance Funds
Non-Affiliated Class 2:
Invesco V.I. American Franchise Fund
Invesco V.I. American Value Fund
Invesco V.I. Comstock Fund
Invesco V.I. EQV International Equity Fund (formerly, Invesco V.I. International Growth Fund)
Invesco V.I. Discovery Mid Cap Growth Fund

JPMorgan Insurance Trust
Non-Affiliated Class 1:
JP Morgan IT Mid Cap Value

Morgan Stanley Variable Insurance Funds, Inc.
Non-Affiliated Class 1:
Morgan Stanley VIF Emerging Markets Debt Portfolio
Morgan Stanley VIF U.S. Real Estate Portfolio
Non-Affiliated Class 2:
Morgan Stanley VIF Emerging Markets Debt Portfolio
Morgan Stanley VIF Emerging Markets Equity Portfolio
Morgan Stanley VIF U.S. Real Estate Portfolio

4

Appendix A (continued)

Subaccounts	Statement of operations	Statements of changes in net assets
Pimco Variable Insurance Trust	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Advisor Class:
PIMCO VIT All Asset Portfolio
PIMCO VIT International Bond Portfolio (US Dollar Hedged)
PIMCO VIT CommodityRealReturn® Strategy Portfolio
PIMCO VIT Long-Term U.S. Government Portfolio
PIMCO VIT Low Duration Portfolio
PIMCO VIT Real Return Portfolio
PIMCO VIT Total Return Portfolio

Northern Lights Variable Trust
Non-Affiliated Class 3:
TOPS® Managed Risk Moderate Growth ETF Portfolio

Touchstone Variable Series Trust
Affiliated Service Class:
Touchstone VST Bond Fund
Touchstone VST Common Stock Fund

The Vanguard Index Funds
ETF Shares:
Vanguard® Developed Markets Index Fund, ETF Shares
Vanguard® Dividend Appreciation Index Fund, ETF Shares
Vanguard® Emerging Markets Stock Index Fund, ETF Shares
Vanguard® Intermediate-Term Corporate Bond Index Fund, ETF Shares
Vanguard® Large-Cap Index Fund, ETF Shares
Vanguard® Mega Cap Index Fund, ETF Shares
Vanguard® Real Estate Index Fund, ETF Shares
Vanguard® Short-Term Bond Index Fund, ETF Shares
Vanguard® Total Bond Market Index Fund, ETF Shares

Touchstone Variable Series Trust	N/A	For the period January 1, 2021 through April 16, 2021
Affiliated Service Class:
Touchstone VST Aggressive ETF Fund
Touchstone VST Conservative ETF Fund
Touchstone VST Moderate ETF Fund
Fidelity Variable Insurance Products	N/A	For the year ended December 31, 2021
Non-Affiliated Service Class:
Fidelity VIP Overseas Portfolio

5

Appendix A (continued)

Subaccounts	Statement of operations	Statements of changes in net assets
Touchstone Variable Series Trust
Affiliated Service Class:
Touchstone VST Balanced Fund	For the year ended December 31, 2022	For the year ended December 31, 2022 and for the period from April 17, 2021 (commencement of operations) through December 31, 2021

6

Separate Account I
of
Integrity Life Insurance Company
Statement of Assets and Liabilities
December 31, 2022

Subaccount	Investments at fair value	Receivable from (payable to ) the general account of Integrity	Net Assets	Unit Value Range (Lowest to Highest)			Units Outstanding
Affiliated:
Touchstone VST Balanced Fund	$24,631,074	$1	$24,631,075	$8.78	to	$9.02	2,766,870
Touchstone VST Bond Fund	11,725,522	5	11,725,527	9.00	to	9.35	1,292,021
Touchstone VST Common Stock Fund	27,354,516	(5)	27,354,511	13.27	to	13.78	2,040,051
Non-Affiliated Initial Class:
Fidelity VIP Balanced Portfolio	1,705,335	3	1,705,338	23.63	to	38.39	54,212
Fidelity VIP Overseas Portfolio	1,241,140	9	1,241,149	11.54	to	43.51	36,772
Fidelity VIP Equity-Income Portfolio	8,337,461	(3)	8,337,458	36.72	to	127.18	93,981
Fidelity VIP Growth Portfolio	6,533,098	2	6,533,100			219.55	29,756
Fidelity VIP High Income Portfolio	305,273	1	305,274			28.87	10,573
Fidelity VIP Asset Manager Portfolio	2,412,766	—	2,412,766			63.24	38,154
Fidelity VIP Contrafund® Portfolio	11,740,450	(2)	11,740,448	57.98	to	117.88	130,887
Fidelity VIP Index 500 Portfolio	4,994,033	(1)	4,994,032	27.77	to	97.91	108,725
Fidelity VIP Investment Grade Bond Portfolio	1,700,731	(4)	1,700,727	11.34	to	39.75	81,575
Fidelity VIP Government Money Market	9,592,281	(3)	9,592,278	8.93	to	10.17	1,008,516
Non-Affiliated Service Class:
Fidelity VIP Equity-Income Portfolio	178,575	(3)	178,572			29.38	6,078
Fidelity VIP Growth Portfolio	515,466	1	515,467	34.60	to	36.06	14,740
Fidelity VIP High Income Portfolio	113,237	—	113,237			15.83	7,154
Fidelity VIP Asset Manager Portfolio	3,140	2	3,142			19.52	161
Fidelity VIP Contrafund® Portfolio	685,088	(1)	685,087			42.30	16,196
Fidelity VIP Balanced Portfolio	135,979	—	135,979			27.17	5,004
Fidelity VIP Mid Cap Portfolio	2,227,807	3	2,227,810	83.66	to	86.95	26,394
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager Portfolio	1,432,116	10	1,432,126	15.66	to	22.80	76,758
Fidelity VIP Balanced Portfolio	7,428,002	(4)	7,427,998	21.29	to	32.12	286,744
Fidelity VIP Bond Index Portfolio	8,216,905	(1)	8,216,904	8.80	to	8.97	923,340
Fidelity VIP Contrafund® Portfolio	28,268,620	(6)	28,268,614	25.15	to	45.84	936,272
Fidelity VIP Disciplined Small Cap Portfolio	2,447,854	(9)	2,447,845	18.82	to	25.82	122,530
Fidelity VIP Equity-Income Portfolio	4,055,856	(9)	4,055,847	18.74	to	32.48	176,570
Fidelity VIP Extended Market Index Portfolio	10,932	1	10,933	11.56	to	11.78	946
Fidelity VIP Freedom 2010 Portfolio	245,880	(1)	245,879	14.53	to	17.22	16,391
Fidelity VIP Freedom 2015 Portfolio	533,941	4	533,945	15.13	to	17.93	34,343
Fidelity VIP Freedom 2020 Portfolio	3,670,180	(4)	3,670,176	15.40	to	18.25	232,442
Fidelity VIP Freedom 2025 Portfolio	5,259,609	—	5,259,609	16.48	to	19.53	306,910
Fidelity VIP Freedom 2030 Portfolio	925,216	6	925,222	16.82	to	20.52	53,513
Fidelity VIP Growth Portfolio	15,762,139	(5)	15,762,134	31.41	to	46.49	438,637
Fidelity VIP High Income Portfolio	5,320,953	(6)	5,320,947	13.50	to	21.03	282,792
Fidelity VIP Index 500 Portfolio	36,132,078	(3)	36,132,075	25.78	to	37.99	1,343,246
Fidelity VIP International Index Portfolio	1,985,187	5	1,985,192	10.08	to	10.28	194,635
Fidelity VIP Investment Grade Bond Portfolio	27,237,372	9	27,237,381	11.00	to	17.60	2,117,089
Fidelity VIP Mid Cap Portfolio	6,251,055	(2)	6,251,053	23.01	to	54.77	194,794
Fidelity VIP Overseas Portfolio	2,163,132	2	2,163,134	11.12	to	22.40	149,558
Fidelity VIP Target Volatility Portfolio	4,109,651	(4)	4,109,647	13.03	to	13.77	312,651
Fidelity VIP Total Market Index Portfolio	2,991,235	1	2,991,236	12.45	to	12.70	237,241
Non-Affiliated Class 1:
Columbia VP – Select Mid Cap Value Fund	1,783,838	8	1,783,846	22.88	to	24.77	75,670
Franklin Growth and Income VIP Fund	1,153,966	1	1,153,967	36.16	to	37.17	31,904
Franklin Income VIP Fund	3,120,730	(3)	3,120,727	30.76	to	31.62	101,288
JP Morgan IT Mid Cap Value	410,753	7	410,760	29.89	to	45.42	9,814
Morgan Stanley VIF Emerging Markets Debt Portfolio	185,734	1	185,735	14.44	to	24.50	8,074
Morgan Stanley VIF U.S. Real Estate Portfolio	998,255	—	998,255	13.78	to	40.71	29,978
Non-Affiliated Class 2:
American Funds I.S. Managed Risk Asset Allocation Fund	7,199,382	2	7,199,384	12.80	to	13.53	555,717
Columbia VP – Small Cap Value Fund	2,907,290	(4)	2,907,286	25.02	to	35.89	86,539
Franklin Growth and Income VIP Fund	7,259,878	2	7,259,880	20.44	to	36.92	266,482
Franklin Income VIP Fund	16,170,999	(1)	16,170,998	16.03	to	31.40	826,800
Franklin Large Cap Growth VIP Fund	4,367,945	(3)	4,367,942	21.44	to	35.87	174,216
Franklin Mutual Shares VIP Fund	20,130,416	—	20,130,416	14.24	to	29.28	1,192,599
Franklin Small Cap Value VIP Fund	1,839,884	(3)	1,839,881	20.77	to	26.71	85,519
Invesco V.I. American Franchise Fund	2,173,324	(3)	2,173,321	26.62	to	42.67	75,909
Invesco V.I. American Value Fund	12,848,948	12	12,848,960	22.02	to	25.31	553,957
Invesco V.I. Comstock Fund	11,241,149	(5)	11,241,144	21.77	to	43.37	454,774
Invesco V.I. EQV International Equity Fund (a)	4,272,467	(2)	4,272,465	12.18	to	13.08	340,311

(a) Name Change. See Note 1.	7
(b) New Underlying Fund. See Note 1.

Separate Account I
of
Integrity Life Insurance Company
Statement of Assets and Liabilities (continued)
December 31, 2022

Subaccount	Investments at fair value	Receivable from (payable to ) the general account of Integrity	Net Assets	Unit Value Range (Lowest to Highest)			Units Outstanding
Non-Affiliated Class 2 (continued):
Invesco V.I. Discovery Mid Cap Growth Fund (a)	$2,292,511	$2	$2,292,513	$11.74	to	$11.92	194,015
Templeton Foreign VIP Fund	8,453,587	1	8,453,588	8.98	to	20.65	799,872
Templeton Global Bond VIP Fund	1,952,082	(1)	1,952,081	7.65	to	8.11	252,859
Templeton Growth VIP Fund	1,969,139	(4)	1,969,135	10.25	to	22.09	122,718
Morgan Stanley VIF Emerging Markets Debt Portfolio	585,540	—	585,540	10.53	to	21.45	44,257
Morgan Stanley VIF Emerging Markets Equity Portfolio	1,582,221	3	1,582,224	7.78	to	34.21	130,260
Morgan Stanley VIF U.S. Real Estate Portfolio	3,453,625	8	3,453,633	10.36	to	31.43	299,361
Non-Affiliated Class 3:
BlackRock Capital Appreciation V.I. Fund	14,416,604	7	14,416,611	23.48	to	25.20	601,421
BlackRock Global Allocation V.I. Fund	1,533,377	10	1,533,387	13.14	to	14.10	113,032
BlackRock High Yield V.I. Fund	915,498	1	915,499	11.62	to	12.06	77,281
BlackRock Total Return V.I. Fund	1,731,418	(1)	1,731,417	9.17	to	9.52	187,998
TOPS® Managed Risk Moderate Growth ETF Portfolio	2,533,520	—	2,533,520	11.50	to	12.19	216,250
Non-Affiliated Class 4:
American Funds I.S. The Bond Fund of America (a)	2,430,392	3	2,430,395	9.48	to	9.83	253,398
American Funds I.S. Capital Income Builder Fund	1,450,385	(1)	1,450,384	11.77	to	12.29	121,414
American Funds I.S. Global Growth Fund	8,246,734	8	8,246,742	18.03	to	19.05	452,566
American Funds I.S. Growth Fund	12,216,590	(1)	12,216,589	24.36	to	25.74	492,707
American Funds I.S. Growth-Income Fund	15,026,814	(10)	15,026,804	19.71	to	20.83	753,311
American Funds I.S. New World Fund	2,463,493	6	2,463,499	11.89	to	12.56	201,077
Non-Affiliated Class A:
DWS Small Cap Index VIP Fund	313,454	(2)	313,452	32.97	to	35.50	9,083
Non-Affiliated Class B:
DWS Small Cap Index VIP Fund	1,662,556	(4)	1,662,552	19.06	to	33.54	72,939
Advisor Class:
PIMCO VIT All Asset Portfolio	534,546	(4)	534,542	13.79	to	15.69	36,265
PIMCO VIT International Bond Portfolio (US Dollar Hedged)	41,369	(2)	41,367	9.69	to	10.06	4,152
PIMCO VIT CommodityRealReturn® Strategy Portfolio	1,624,603	4	1,624,607	5.43	to	7.72	287,857
PIMCO VIT Long-Term U.S. Government Portfolio	240,713	(2)	240,711	8.53	to	9.05	27,498
PIMCO VIT Low Duration Portfolio	6,369,172	5	6,369,177	9.52	to	11.09	610,243
PIMCO VIT Real Return Portfolio	673,471	(7)	673,464	10.97	to	13.03	55,080
PIMCO VIT Total Return Portfolio	42,970,853	(1)	42,970,852	10.49	to	13.20	3,399,348
Investor Class:
Guggenheim VT Global Managed Futures Strategy Fund	267,981	(1)	267,980	6.71	to	8.64	38,975
Guggenheim VT Multi-Hedge Strategies Fund	192,482	(1)	192,481	8.86	to	11.67	20,478
Guggenheim VT Long Short Equity Fund	98,525	2	98,527	10.17	to	12.82	9,009
ETF Shares:
iShares® Core S&P 500 ETF	81,346,264	(3)	81,346,261	22.28	to	78.51	1,263,029
iShares® Core S&P Mid-Cap ETF	23,402,233	(1)	23,402,232	21.77	to	65.73	416,580
iShares® Core S&P Small-Cap ETF	12,290,240	(4)	12,290,236	20.37	to	66.54	219,507
iShares® Core U.S. Aggregate Bond ETF	1,613,016	(6)	1,613,010	20.84	to	25.01	74,401
iShares® iBoxx $ High Yield Corporate Bond ETF	756,766	(1)	756,765	21.61	to	32.12	26,200
iShares® 5-10 Year Investment Grade Corporate Bond ETF	1,241,905	2	1,241,907	20.58	to	26.98	52,743
iShares® International Treasury Bond ETF	11,072,872	—	11,072,872	15.81	to	17.71	680,598
iShares® S&P 500 Growth ETF	8,227,752	—	8,227,752	20.63	to	84.88	121,875
iShares® S&P 500 Value ETF	3,363,018	—	3,363,018	23.70	to	66.79	56,731
iShares® TIPS Bond ETF	187,370	—	187,370	21.46	to	26.73	8,014
Vanguard® Developed Markets Index Fund, ETF Shares	11,879,960	(5)	11,879,955	20.06	to	37.82	353,398
Vanguard® Dividend Appreciation Index Fund, ETF Shares	2,080,650	1	2,080,651	24.04	to	74.58	34,776
Vanguard® Emerging Markets Stock Index Fund, ETF Shares	473,716	—	473,716	18.11	to	26.92	19,914
Vanguard® Intermediate-Term Corporate Bond Index Fund, ETF Shares	190,800	3	190,803	20.57	to	29.94	7,211
Vanguard® Large-Cap Index Fund, ETF Shares	1,828,899	5	1,828,904	21.72	to	76.68	26,930
Vanguard® Mega Cap Index Fund, ETF Shares	185,834	2	185,836	21.81	to	78.88	2,697
Vanguard® Real Estate Index Fund, ETF Shares	865,778	1	865,779	20.28	to	48.53	21,164
Vanguard® Short-Term Bond Index Fund, ETF Shares	303,605	4	303,609	20.55	to	22.93	14,595
Vanguard® Total Bond Market Index Fund, ETF Shares	80,212,674	(8)	80,212,666	20.82	to	25.09	3,679,319

(a) Name Change. See Note 1.	8
(b) New Underlying Fund. See Note 1.

Separate Account I
of
Integrity Life Insurance Company

Statement of Operations

Year Ended December 31, 2022

	Investment
	Income	Expenses		Realized and unrealized gain (loss) on investments
Subaccount	Reinvested dividends	Mortality and expense risk and administrative charges	Net investment income (loss)	Realized gain (loss) on sales of investments	Realized gain distributions	Change in net unrealized appreciation (depreciation) during the period	Net realized and unrealized gain (loss) on investments	Net increase (decrease) in net assets resulting from operations
Affiliated:
Touchstone VST Balanced Fund	$126,628	$377,099	$(250,471)	$(328,655)	$6,085,788	$(10,972,031)	$(5,214,898)	$(5,465,369)
Touchstone VST Bond Fund	226,451	193,357	33,094	(154,313)	96,554	(2,292,409)	(2,350,168)	(2,317,074)
Touchstone VST Common Stock Fund	69,064	422,979	(353,915)	882,613	3,968,473	(11,308,682)	(6,457,596)	(6,811,511)
Non-Affiliated Initial Class:
Fidelity VIP Balanced Portfolio	24,623	26,830	(2,207)	64,441	122,260	(628,889)	(442,188)	(444,395)
Fidelity VIP Overseas Portfolio	14,057	18,963	(4,906)	20,377	13,447	(517,333)	(483,509)	(488,415)
Fidelity VIP Equity-Income Portfolio	160,816	116,267	44,549	299,911	282,260	(1,203,071)	(620,900)	(576,351)
Fidelity VIP Growth Portfolio	46,141	101,795	(55,654)	395,328	556,433	(3,267,947)	(2,316,186)	(2,371,840)
Fidelity VIP High Income Portfolio	16,404	4,722	11,682	(6,539)	—	(56,057)	(62,596)	(50,914)
Fidelity VIP Asset Manager Portfolio	53,366	37,348	16,018	23,353	190,280	(744,882)	(531,249)	(515,231)
Fidelity VIP Contrafund® Portfolio	66,690	179,875	(113,185)	177,603	631,597	(5,292,639)	(4,483,439)	(4,596,624)
Fidelity VIP Index 500 Portfolio	80,418	75,941	4,477	163,361	43,923	(1,475,821)	(1,268,537)	(1,264,060)
Fidelity VIP Investment Grade Bond Portfolio	40,766	25,258	15,508	(20,801)	102,162	(393,921)	(312,560)	(297,052)
Fidelity VIP Government Money Market	129,490	119,961	9,529	—	—	(4)	(4)	9,525
Non-Affiliated Service Class:
Fidelity VIP Equity-Income Portfolio	3,281	3,216	65	10,363	6,141	(34,014)	(17,510)	(17,445)
Fidelity VIP Growth Portfolio	3,025	8,257	(5,232)	27,972	44,492	(256,824)	(184,360)	(189,592)
Fidelity VIP High Income Portfolio	5,983	1,333	4,650	(5,393)	—	(13,385)	(18,778)	(14,128)
Fidelity VIP Asset Manager Portfolio	67	50	17	(5)	232	(885)	(658)	(641)
Fidelity VIP Contrafund® Portfolio	3,065	11,269	(8,204)	15,864	36,881	(314,728)	(261,983)	(270,187)
Fidelity VIP Balanced Portfolio	1,754	2,170	(416)	1,691	8,909	(43,268)	(32,668)	(33,084)
Fidelity VIP Mid Cap Portfolio	9,468	34,045	(24,577)	4,912	162,542	(626,653)	(459,199)	(483,776)
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager Portfolio	28,814	22,036	6,778	3,722	119,493	(436,531)	(313,316)	(306,538)
Fidelity VIP Balanced Portfolio	89,096	137,344	(48,248)	155,355	589,045	(2,927,161)	(2,182,761)	(2,231,009)
Fidelity VIP Bond Index Portfolio	113,781	87,897	25,884	(84,538)	—	(994,124)	(1,078,662)	(1,052,778)
Fidelity VIP Contrafund® Portfolio	82,912	465,997	(383,085)	1,586,213	1,579,339	(14,320,595)	(11,155,043)	(11,538,128)
Fidelity VIP Disciplined Small Cap Portfolio	14,962	33,601	(18,639)	(22,135)	420,045	(929,440)	(531,530)	(550,169)
Fidelity VIP Equity-Income Portfolio	71,270	61,584	9,686	153,590	143,157	(634,893)	(338,146)	(328,460)
Fidelity VIP Extended Market Index Portfolio	131	561	(430)	(13,116)	458	(960)	(13,618)	(14,048)
Fidelity VIP Freedom 2010 Portfolio	5,651	4,348	1,303	(2,472)	19,944	(71,899)	(54,427)	(53,124)
Fidelity VIP Freedom 2015 Portfolio	11,831	9,218	2,613	(31,168)	68,944	(157,376)	(119,600)	(116,987)
Fidelity VIP Freedom 2020 Portfolio	77,825	63,049	14,776	908	466,986	(1,358,179)	(890,285)	(875,509)
Fidelity VIP Freedom 2025 Portfolio	107,761	85,775	21,986	95,391	420,726	(1,854,825)	(1,338,708)	(1,316,722)
Fidelity VIP Freedom 2030 Portfolio	16,430	14,237	2,193	9,433	63,082	(277,573)	(205,058)	(202,865)

(a) Name Change. See Note 1.	9
(b) New Underlying Fund. See Note 1.
(c) Merger. See Note 1.

Separate Account I
of
Integrity Life Insurance Company

Statement of Operations (continued)

Year Ended December 31, 2022

	Investment
	Income	Expenses		Realized and unrealized gain (loss) on investments
Subaccount	Reinvested dividends	Mortality and expense risk and administrative charges	Net investment income (loss)	Realized gain (loss) on sales of investments	Realized gain distributions	Change in net unrealized appreciation (depreciation) during the period	Net realized and unrealized gain (loss) on investments	Net increase (decrease) in net assets resulting from operations
Non-Affiliated Service Class 2 (continued):
Fidelity VIP Growth Portfolio	$63,562	$256,161	$(192,599)	$441,654	$1,374,735	$(7,418,771)	$(5,602,382)	$(5,794,981)
Fidelity VIP High Income Portfolio	285,125	46,716	238,409	(173,027)	—	(594,969)	(767,996)	(529,587)
Fidelity VIP Index 500 Portfolio	477,804	565,677	(87,873)	3,888,308	328,168	(13,462,430)	(9,245,954)	(9,333,827)
Fidelity VIP International Index Portfolio	42,340	19,575	22,765	491	—	(277,069)	(276,578)	(253,813)
Fidelity VIP Investment Grade Bond Portfolio	613,982	419,639	194,343	(467,951)	1,637,847	(6,203,178)	(5,033,282)	(4,838,939)
Fidelity VIP Mid Cap Portfolio	17,602	94,385	(76,783)	(43,752)	468,765	(1,682,380)	(1,257,367)	(1,334,150)
Fidelity VIP Overseas Portfolio	19,370	32,191	(12,821)	50,224	21,356	(815,915)	(744,335)	(757,156)
Fidelity VIP Target Volatility Portfolio	98,104	66,092	32,012	(6,479)	52,089	(894,872)	(849,262)	(817,250)
Fidelity VIP Total Market Index Portfolio	37,987	31,533	6,454	37,724	3,469	(588,191)	(546,998)	(540,544)
Non-Affiliated Class 1:
Columbia VP – Select Mid Cap Value Fund	—	31,753	(31,753)	268,193	—	(516,415)	(248,222)	(279,975)
Franklin Growth and Income VIP Fund	44,594	17,573	27,021	(244,063)	612,825	(516,162)	(147,400)	(120,379)
Franklin Income VIP Fund	174,959	47,409	127,550	41,291	66,709	(486,300)	(378,300)	(250,750)
JP Morgan IT Mid Cap Value	4,086	5,938	(1,852)	5,691	61,427	(109,383)	(42,265)	(44,117)
Morgan Stanley VIF Emerging Markets Debt Portfolio	15,512	2,809	12,703	(7,623)	—	(55,064)	(62,687)	(49,984)
Morgan Stanley VIF U.S. Real Estate Portfolio	14,841	16,582	(1,741)	(15,211)	259,695	(652,948)	(408,464)	(410,205)
Non-Affiliated Class 2:
American Funds I.S. Managed Risk Asset Allocation Fund	164,148	107,073	57,075	38,360	270,963	(1,566,339)	(1,257,016)	(1,199,941)
Columbia VP – Small Cap Value Fund	14,522	43,844	(29,322)	(145,254)	1,140,414	(1,303,662)	(308,502)	(337,824)
Franklin Growth and Income VIP Fund	224,484	103,800	120,684	(825,650)	3,547,189	(3,524,367)	(802,828)	(682,144)
Franklin Income VIP Fund	823,401	229,595	593,806	(6,213)	334,221	(2,144,720)	(1,816,712)	(1,222,906)
Franklin Large Cap Growth VIP Fund	—	80,424	(80,424)	(408,334)	1,366,388	(3,789,510)	(2,831,456)	(2,911,880)
Franklin Mutual Shares VIP Fund	390,336	289,965	100,371	(374,804)	2,357,278	(4,055,736)	(2,073,262)	(1,972,891)
Franklin Small Cap Value VIP Fund	19,435	28,764	(9,329)	(15,667)	366,756	(596,597)	(245,508)	(254,837)
Invesco V.I. American Franchise Fund	—	40,481	(40,481)	(13,432)	709,960	(1,815,114)	(1,118,586)	(1,159,067)
Invesco V.I. American Value Fund	53,127	152,188	(99,061)	25,175	2,151,992	(2,481,432)	(304,265)	(403,326)
Invesco V.I. Comstock Fund	158,113	164,070	(5,957)	157,556	360,534	(575,060)	(56,970)	(62,927)
Invesco V.I. EQV International Equity Fund (a)	64,242	59,170	5,072	(30,907)	502,536	(1,468,758)	(997,129)	(992,057)
Invesco V.I. Discovery Mid Cap Growth Fund (a)	—	32,198	(32,198)	16,094	768,882	(1,712,714)	(927,738)	(959,936)
Templeton Foreign VIP Fund	261,414	116,979	144,435	(209,287)	—	(725,882)	(935,169)	(790,734)
Templeton Global Bond VIP Fund	—	32,835	(32,835)	(170,009)	—	53,013	(116,996)	(149,831)
Templeton Growth VIP Fund	3,425	30,149	(26,724)	(53,011)	—	(237,765)	(290,776)	(317,500)
Morgan Stanley VIF Emerging Markets Debt Portfolio	47,916	9,321	38,595	(28,342)	—	(166,012)	(194,354)	(155,759)
Morgan Stanley VIF Emerging Markets Equity Portfolio	6,589	25,661	(19,072)	(85,294)	188,367	(671,997)	(568,924)	(587,996)
Morgan Stanley VIF U.S. Real Estate Portfolio	39,955	56,662	(16,707)	(272,224)	910,615	(1,962,667)	(1,324,276)	(1,340,983)
Non-Affiliated Class 3:
BlackRock Capital Appreciation V.I. Fund	369,754	236,197	133,557	(498,504)	473,116	(8,606,984)	(8,632,372)	(8,498,815)
BlackRock Global Allocation V.I. Fund	3	21,535	(21,532)	(24,015)	26,098	(292,883)	(290,800)	(312,332)
BlackRock High Yield V.I. Fund	46,430	11,197	35,233	(7,223)	—	(147,439)	(154,662)	(119,429)
BlackRock Total Return V.I. Fund	36,153	27,858	8,295	(34,433)	356	(309,911)	(343,988)	(335,693)
TOPS® Managed Risk Moderate Growth ETF Portfolio	487,834	43,263	444,571	(1,247,753)	1,826,090	(1,525,888)	(947,551)	(502,980)

(a) Name Change. See Note 1.	10
(b) New Underlying Fund. See Note 1.
(c) Merger. See Note 1.

Separate Account I
of
Integrity Life Insurance Company

Statement of Operations (continued)

Year Ended December 31, 2022

	Investment
	Income	Expenses		Realized and unrealized gain (loss) on investments
Subaccount	Reinvested dividends	Mortality and expense risk and administrative charges	Net investment income (loss)	Realized gain (loss) on sales of investments	Realized gain distributions	Change in net unrealized appreciation (depreciation) during the period	Net realized and unrealized gain (loss) on investments	Net increase (decrease) in net assets resulting from operations
Non-Affiliated Class 4:
American Funds I.S. The Bond Fund of America (a)	$69,430	$35,230	$34,200	$(30,459)	$29,924	$(422,549)	$(423,084)	$(388,884)
American Funds I.S. Capital Income Builder Fund	35,301	18,880	16,421	18,937	—	(152,774)	(133,837)	(117,416)
American Funds I.S. Global Growth Fund	39,157	140,697	(101,540)	557,239	1,028,101	(4,933,937)	(3,348,597)	(3,450,137)
American Funds I.S. Growth Fund	14,447	198,493	(184,046)	131,621	2,054,662	(7,576,415)	(5,390,132)	(5,574,178)
American Funds I.S. Growth-Income Fund	173,198	252,857	(79,659)	851,207	1,672,109	(6,263,248)	(3,739,932)	(3,819,591)
American Funds I.S. New World Fund	27,507	30,064	(2,557)	(2,684)	216,025	(825,022)	(611,681)	(614,238)
Non-Affiliated Class A:
DWS Small Cap Index VIP Fund	2,542	4,404	(1,862)	7,678	47,808	(146,844)	(91,358)	(93,220)
Non-Affiliated Class B:
DWS Small Cap Index VIP Fund	10,161	23,756	(13,595)	(42,422)	280,509	(689,235)	(451,148)	(464,743)
Advisor Class:
PIMCO VIT All Asset Portfolio	44,800	8,695	36,105	(2,550)	47,174	(168,701)	(124,077)	(87,972)
PIMCO VIT International Bond Portfolio (US Dollar Hedged)	912	771	141	(4,859)	30	(4,471)	(9,300)	(9,159)
PIMCO VIT CommodityRealReturn® Strategy Portfolio	387,763	27,769	359,994	129,113	—	(303,468)	(174,355)	185,639
PIMCO VIT Long-Term U.S. Government Portfolio	5,964	4,234	1,730	(16,351)	—	(96,823)	(113,174)	(111,444)
PIMCO VIT Low Duration Portfolio	150,336	157,012	(6,676)	(561,172)	—	(313,664)	(874,836)	(881,512)
PIMCO VIT Real Return Portfolio	87,350	16,568	70,782	(107,914)	—	(150,344)	(258,258)	(187,476)
PIMCO VIT Total Return Portfolio	1,144,080	632,413	511,667	(860,557)	—	(7,573,109)	(8,433,666)	(7,921,999)
Investor Class:
Guggenheim VT Global Managed Futures Strategy Fund	9,792	5,231	4,561	(4,062)	1,938	24,779	22,655	27,216
Guggenheim VT Multi-Hedge Strategies Fund	2,419	3,053	(634)	4,317	2,101	(15,937)	(9,519)	(10,153)
Guggenheim VT Long Short Equity Fund	485	1,425	(940)	215	—	(17,685)	(17,470)	(18,410)
ETF Shares:
iShares® Core S&P 500 ETF	1,371,978	2,285,462	(913,484)	5,825,303	—	(25,864,094)	(20,038,791)	(20,952,275)
iShares® Core S&P Mid-Cap ETF	411,778	653,499	(241,721)	1,659,176	—	(5,921,779)	(4,262,603)	(4,504,324)
iShares® Core S&P Small-Cap ETF	178,390	346,148	(167,758)	796,231	—	(3,470,420)	(2,674,189)	(2,841,947)
iShares® Core U.S. Aggregate Bond ETF	38,506	46,359	(7,853)	(10,424)	—	(274,786)	(285,210)	(293,063)
iShares® iBoxx $ High Yield Corporate Bond ETF	41,386	18,649	22,737	11,245	—	(151,657)	(140,412)	(117,675)
iShares® 5-10 Year Investment Grade Corporate Bond ETF	37,002	34,831	2,171	(5,022)	—	(237,289)	(242,311)	(240,140)
iShares® International Treasury Bond ETF	11,962	301,086	(289,124)	(130,500)	—	(2,883,937)	(3,014,437)	(3,303,561)
iShares® S&P 500 Growth ETF	71,900	231,804	(159,904)	667,560	—	(4,086,058)	(3,418,498)	(3,578,402)
iShares® S&P 500 Value ETF	73,356	89,035	(15,679)	286,604	—	(572,707)	(286,103)	(301,782)
iShares® TIPS Bond ETF	12,118	4,662	7,456	2,677	—	(39,903)	(37,226)	(29,770)
Vanguard® Developed Markets Index Fund, ETF Shares	345,854	319,334	26,520	255,683	—	(2,767,288)	(2,511,605)	(2,485,085)
Vanguard® Dividend Appreciation Index Fund, ETF Shares	41,511	53,525	(12,014)	174,328	—	(463,708)	(289,380)	(301,394)
Vanguard® Emerging Markets Stock Index Fund, ETF Shares	19,142	12,813	6,329	4,394	—	(125,529)	(121,135)	(114,806)
Vanguard® Intermediate-Term Corporate Bond Index Fund, ETF Shares	6,001	5,058	943	2,737	—	(42,439)	(39,702)	(38,759)
Vanguard® Large-Cap Index Fund, ETF Shares	31,040	48,429	(17,389)	177,648	—	(696,603)	(518,955)	(536,344)
Vanguard® Mega Cap Index Fund, ETF Shares	3,214	5,112	(1,898)	36,567	—	(97,990)	(61,423)	(63,321)
Vanguard® Real Estate Index Fund, ETF Shares	32,903	23,339	9,564	22,391	—	(357,096)	(334,705)	(325,141)
Vanguard® Short-Term Bond Index Fund, ETF Shares	4,579	8,800	(4,221)	(4,346)	92	(19,153)	(23,407)	(27,628)
Vanguard® Total Bond Market Index Fund, ETF Shares	2,060,128	2,245,201	(185,073)	(223,256)	69,361	(14,757,885)	(14,911,780)	(15,096,853)

(a) Name Change. See Note 1.	11
(b) New Underlying Fund. See Note 1.
(c) Merger. See Note 1.

Separate Account I
of
Integrity Life Insurance Company
Statements of Changes in Net Assets
For the Year Ended December 31, 2022

	Inccrease (deccrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions								Unit Transactions
Subaccount	Net investment income (loss)	Realized gain (loss)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Contract terminations and benefits	Net transfers among investment options	Contract maintenance charges	Net increase (decrease) in net assets from contract related transactions	Increase (decrease) in net assets	Net assets, beginning of period	Net assets, end of period	Units purchased	Units redeemed	Increase (decrease) in units
Affiliated:
Touchstone VST Balanced Fund	$(250,471)	$5,757,133	$(10,972,031)	$(5,465,369)	$1,369,345	$(2,813,645)	$(435,697)	$(85,303)	$(1,965,300)	$(7,430,669)	$32,061,744	$24,631,075	137,829	(356,992)	(219,163)
Touchstone VST Bond Fund	33,094	(57,759)	(2,292,409)	(2,317,074)	134,915	(650,188)	(1,059,973)	(125,772)	(1,701,018)	(4,018,092)	15,743,619	11,725,527	46,818	(227,235)	(180,417)
Touchstone VST Common Stock Fund	(353,915)	4,851,086	(11,308,682)	(6,811,511)	99,026	(2,529,164)	(210,417)	(55,267)	(2,695,822)	(9,507,333)	36,861,844	27,354,511	27,979	(217,184)	(189,205)
Non-Affiliated Initial Class:
Fidelity VIP Balanced Portfolio	(2,207)	186,701	(628,889)	(444,395)	—	(255,339)	—	(512)	(255,851)	(700,246)	2,405,584	1,705,338	—	(8,160)	(8,160)
Fidelity VIP Overseas Portfolio	(4,906)	33,824	(517,333)	(488,415)	—	(167,234)	87	(890)	(168,037)	(656,452)	1,897,601	1,241,149	1	(4,362)	(4,361)
Fidelity VIP Equity-Income Portfolio	44,549	582,171	(1,203,071)	(576,351)	77,247	(1,102,397)	289,643	(1,836)	(737,343)	(1,313,694)	9,651,152	8,337,458	23,475	(29,282)	(5,807)
Fidelity VIP Growth Portfolio	(55,654)	951,761	(3,267,947)	(2,371,840)	—	(537,357)	618	(1,728)	(538,467)	(2,910,307)	9,443,407	6,533,100	—	(2,299)	(2,299)
Fidelity VIP High Income Portfolio	11,682	(6,539)	(56,057)	(50,914)	5,747	(106,593)	(413)	(147)	(101,406)	(152,320)	457,594	305,274	26	(3,310)	(3,284)
Fidelity VIP Asset Manager Portfolio	16,018	213,633	(744,882)	(515,231)	68,046	(430,337)	(488)	(1,152)	(363,931)	(879,162)	3,291,928	2,412,766	5	(5,536)	(5,531)
Fidelity VIP Contrafund® Portfolio	(113,185)	809,200	(5,292,639)	(4,596,624)	43,727	(970,340)	292,034	(3,261)	(637,840)	(5,234,464)	16,974,912	11,740,448	2,942	(9,479)	(6,537)
Fidelity VIP Index 500 Portfolio	4,477	207,284	(1,475,821)	(1,264,060)	—	(430,923)	(1,502)	(1,435)	(433,860)	(1,697,920)	6,691,952	4,994,032	—	(6,215)	(6,215)
Fidelity VIP Investment Grade Bond Portfolio	15,508	81,361	(393,921)	(297,052)	—	(201,955)	(4)	(995)	(202,954)	(500,006)	2,200,733	1,700,727	1	(7,955)	(7,954)
Fidelity VIP Government Money Market	9,529	—	(4)	9,525	74,781	(3,247,674)	5,709,303	(5,794)	2,530,616	2,540,141	7,052,137	9,592,278	790,696	(523,126)	267,570
Non-Affiliated Service Class:
Fidelity VIP Equity-Income Portfolio	65	16,504	(34,014)	(17,445)	672	(37,216)	(18,838)	(42)	(55,424)	(72,869)	251,441	178,572	20	(1,947)	(1,927)
Fidelity VIP Growth Portfolio	(5,232)	72,464	(256,824)	(189,592)	—	(53,350)	9	(217)	(53,558)	(243,150)	758,617	515,467	—	(1,410)	(1,410)
Fidelity VIP High Income Portfolio	4,650	(5,393)	(13,385)	(14,128)	—	(11,423)	61,152	(30)	49,699	35,571	77,666	113,237	4,870	(1,993)	2,877
Fidelity VIP Asset Manager Portfolio	17	227	(885)	(641)	—	(177)	1	(16)	(192)	(833)	3,975	3,142	—	(10)	(10)
Fidelity VIP Contrafund® Portfolio	(8,204)	52,745	(314,728)	(270,187)	720	(48,772)	(1)	(201)	(48,254)	(318,441)	1,003,528	685,087	12	(1,029)	(1,017)
Fidelity VIP Balanced Portfolio	(416)	10,600	(43,268)	(33,084)	—	(3,661)	—	(63)	(3,724)	(36,808)	172,787	135,979	—	(133)	(133)
Fidelity VIP Mid Cap Portfolio	(24,577)	167,454	(626,653)	(483,776)	—	(330,668)	(67,612)	(562)	(398,842)	(882,618)	3,110,428	2,227,810	—	(4,525)	(4,525)
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager Portfolio	6,778	123,215	(436,531)	(306,538)	5,306	(299,349)	10,584	(3,028)	(286,487)	(593,025)	2,025,151	1,432,126	886	(15,850)	(14,964)
Fidelity VIP Balanced Portfolio	(48,248)	744,400	(2,927,161)	(2,231,009)	401,482	(3,278,061)	1,695,824	(12,561)	(1,193,316)	(3,424,325)	10,852,323	7,427,998	82,187	(139,628)	(57,441)
Fidelity VIP Bond Index Portfolio	25,884	(84,538)	(994,124)	(1,052,778)	3,426,303	(264,290)	495,346	(57,924)	3,599,435	2,546,657	5,670,247	8,216,904	430,240	(52,392)	377,848
Fidelity VIP Contrafund® Portfolio	(383,085)	3,165,552	(14,320,595)	(11,538,128)	699,622	(3,891,965)	8,022	(88,051)	(3,272,372)	(14,810,500)	43,079,114	28,268,614	58,578	(151,627)	(93,049)
Fidelity VIP Disciplined Small Cap Portfolio	(18,639)	397,910	(929,440)	(550,169)	394,317	(162,288)	161,671	(15,804)	377,896	(172,273)	2,620,118	2,447,845	27,747	(11,301)	16,446
Fidelity VIP Equity-Income Portfolio	9,686	296,747	(634,893)	(328,460)	84,193	(598,316)	(81,578)	(9,655)	(605,356)	(933,816)	4,989,663	4,055,847	28,378	(48,608)	(20,230)
Fidelity VIP Extended Market Index Portfolio	(430)	(12,658)	(960)	(14,048)	—	—	(48,170)	(80)	(48,250)	(62,298)	73,231	10,933	10	(4,104)	(4,094)
Fidelity VIP Freedom 2010 Portfolio	1,303	17,472	(71,899)	(53,124)	—	(71,830)	(614)	(1,015)	(73,459)	(126,583)	372,462	245,879	19	(4,752)	(4,733)
Fidelity VIP Freedom 2015 Portfolio	2,613	37,776	(157,376)	(116,987)	1,650	(141,505)	(1,795)	(3,781)	(145,431)	(262,418)	796,363	533,945	1,055	(9,844)	(8,789)
Fidelity VIP Freedom 2020 Portfolio	14,776	467,894	(1,358,179)	(875,509)	203,447	(644,825)	(264,562)	(24,946)	(730,886)	(1,606,395)	5,276,571	3,670,176	14,530	(58,968)	(44,438)
Fidelity VIP Freedom 2025 Portfolio	21,986	516,117	(1,854,825)	(1,316,722)	32,368	(988,833)	148,441	(48,635)	(856,659)	(2,173,381)	7,432,990	5,259,609	9,935	(60,532)	(50,597)
Fidelity VIP Freedom 2030 Portfolio	2,193	72,515	(277,573)	(202,865)	12,820	(21,882)	65,734	(189)	56,483	(146,382)	1,071,604	925,222	4,077	(1,223)	2,854
Fidelity VIP Growth Portfolio	(192,599)	1,816,389	(7,418,771)	(5,794,981)	1,553,177	(2,386,932)	(254,347)	(63,186)	(1,151,288)	(6,946,269)	22,708,403	15,762,134	84,612	(118,768)	(34,156)
Fidelity VIP High Income Portfolio	238,409	(173,027)	(594,969)	(529,587)	71,973	(401,835)	4,177,258	(6,410)	3,840,986	3,311,399	2,009,548	5,320,947	304,612	(127,635)	176,977
Fidelity VIP Index 500 Portfolio	(87,873)	4,216,476	(13,462,430)	(9,333,827)	1,253,514	(5,057,488)	(2,586,309)	(100,477)	(6,490,760)	(15,824,587)	51,956,662	36,132,075	149,316	(362,922)	(213,606)
Fidelity VIP International Index Portfolio	22,765	491	(277,069)	(253,813)	748,477	(42,852)	288,075	(11,755)	981,945	728,132	1,257,060	1,985,192	99,577	(6,940)	92,637
Fidelity VIP Investment Grade Bond Portfolio	194,343	1,169,896	(6,203,178)	(4,838,939)	1,242,757	(3,111,895)	(14,015)	(209,121)	(2,092,274)	(6,931,213)	34,168,594	27,237,381	126,488	(285,551)	(159,063)
Fidelity VIP Mid Cap Portfolio	(76,783)	425,013	(1,682,380)	(1,334,150)	232,117	(397,469)	(805,479)	(11,393)	(982,224)	(2,316,374)	8,567,427	6,251,053	11,337	(39,008)	(27,671)
Fidelity VIP Overseas Portfolio	(12,821)	71,580	(815,915)	(757,156)	9,154	(228,491)	158,431	(4,844)	(65,750)	(822,906)	2,986,040	2,163,134	19,618	(26,352)	(6,734)
Fidelity VIP Target Volatility Portfolio	32,012	45,610	(894,872)	(817,250)	29,500	(347,919)	631,946	(45,042)	268,485	(548,765)	4,658,412	4,109,647	46,691	(28,343)	18,348
Fidelity VIP Total Market Index Portfolio	6,454	41,193	(588,191)	(540,544)	1,352,702	(125,211)	176,023	(20,271)	1,383,243	842,699	2,148,537	2,991,236	116,141	(14,604)	101,537
Non-Affiliated Class 1:
Columbia VP – Select Mid Cap Value Fund	(31,753)	268,193	(516,415)	(279,975)	109,810	(155,162)	(8,030)	(3,422)	(56,804)	(336,779)	2,120,625	1,783,846	34,221	(38,686)	(4,465)
Franklin Growth and Income VIP Fund	27,021	368,762	(516,162)	(120,379)	—	(220,334)	(57)	(799)	(221,190)	(341,569)	1,495,536	1,153,967	—	(6,196)	(6,196)
Franklin Income VIP Fund	127,550	108,000	(486,300)	(250,750)	21,936	(566,950)	(22,651)	(712)	(568,377)	(819,127)	3,939,854	3,120,727	434	(18,735)	(18,301)
JP Morgan IT Mid Cap Value	(1,852)	67,118	(109,383)	(44,117)	—	(11,732)	(9,183)	(250)	(21,165)	(65,282)	476,042	410,760	2	(572)	(570)
Morgan Stanley VIF Emerging Markets Debt Portfolio	12,703	(7,623)	(55,064)	(49,984)	15	(14,400)	188	(243)	(14,440)	(64,424)	250,159	185,735	25	(640)	(615)
Morgan Stanley VIF U.S. Real Estate Portfolio	(1,741)	244,484	(652,948)	(410,205)	—	(42,751)	(20,053)	(734)	(63,538)	(473,743)	1,471,998	998,255	832	(2,519)	(1,687)
Non-Affiliated Class 2:
American Funds I.S. Managed Risk Asset Allocation Fund	57,075	309,323	(1,566,339)	(1,199,941)	695,816	(224,602)	389,583	(67,181)	793,616	(406,325)	7,605,709	7,199,384	87,285	(29,894)	57,391
Columbia VP – Small Cap Value Fund	(29,322)	995,160	(1,303,662)	(337,824)	50,691	(323,776)	102,516	(11,345)	(181,914)	(519,738)	3,427,024	2,907,286	6,600	(11,884)	(5,284)

(a) Name Change. See Note 1.	12
(b) New Underlying Fund. Note 1.
(c) Merger. See Note 1.

Separate Account I
of
Integrity Life Insurance Company

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2022

	Inccrease (deccrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions								Unit Transactions
Subaccount	Net investment income (loss)	Realized gain (loss)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Contract terminations and benefits	Net transfers among investment options	Contract maintenance charges	Net increase (decrease) in net assets from contract related transactions	Increase (decrease) in net assets	Net assets, beginning of period	Net assets, end of period	Units purchased	Units redeemed	Increase (decrease) in units
Non-Affiliated Class 2 (continued):
Franklin Growth and Income VIP Fund	$120,684	$2,721,539	$(3,524,367)	$(682,144)	$98,136	$(782,090)	$103,402	$(15,996)	$(596,548)	$(1,278,692)	$8,538,572	$7,259,880	15,131	(35,013)	(19,882)
Franklin Income VIP Fund	593,806	328,008	(2,144,720)	(1,222,906)	188,507	(1,603,239)	794,512	(20,917)	(641,137)	(1,864,043)	18,035,041	16,170,998	71,567	(93,746)	(22,179)
Franklin Large Cap Growth VIP Fund	(80,424)	958,054	(3,789,510)	(2,911,880)	423,371	(326,651)	(1,333,790)	(23,467)	(1,260,537)	(4,172,417)	8,540,359	4,367,942	30,440	(60,580)	(30,140)
Franklin Mutual Shares VIP Fund	100,371	1,982,474	(4,055,736)	(1,972,891)	1,706,452	(2,019,204)	(553,683)	(108,186)	(974,621)	(2,947,512)	23,077,928	20,130,416	96,667	(166,489)	(69,822)
Franklin Small Cap Value VIP Fund	(9,329)	351,089	(596,597)	(254,837)	32,647	(135,949)	(64,211)	(2,143)	(169,656)	(424,493)	2,264,374	1,839,881	1,654	(9,252)	(7,598)
Invesco V.I. American Franchise Fund	(40,481)	696,528	(1,815,114)	(1,159,067)	43,521	(210,477)	(189,895)	(5,744)	(362,595)	(1,521,662)	3,694,983	2,173,321	5,851	(18,291)	(12,440)
Invesco V.I. American Value Fund	(99,061)	2,177,167	(2,481,432)	(403,326)	1,600,409	(912,397)	473,233	(74,217)	1,087,028	683,702	12,165,258	12,848,960	150,104	(98,907)	51,197
Invesco V.I. Comstock Fund	(5,957)	518,090	(575,060)	(62,927)	963,549	(1,106,333)	(1,014,849)	(65,948)	(1,223,581)	(1,286,508)	12,527,652	11,241,144	31,578	(86,411)	(54,833)
Invesco V.I. EQV International Equity Fund (a)	5,072	471,629	(1,468,758)	(992,057)	522,847	(427,987)	226,901	(29,781)	291,980	(700,077)	4,972,542	4,272,465	55,986	(34,839)	21,147
Invesco V.I. Discovery Mid Cap Growth Fund (a)	(32,198)	784,976	(1,712,714)	(959,936)	307,678	(74,681)	172,967	(15,660)	390,304	(569,632)	2,862,145	2,292,513	42,881	(13,554)	29,327
Templeton Foreign VIP Fund	144,435	(209,287)	(725,882)	(790,734)	750,619	(824,388)	13,668	(51,511)	(111,612)	(902,346)	9,355,934	8,453,588	96,723	(111,734)	(15,011)
Templeton Global Bond VIP Fund	(32,835)	(170,009)	53,013	(149,831)	61,904	(512,331)	(137,873)	(1,340)	(589,640)	(739,471)	2,691,552	1,952,081	1,033	(74,704)	(73,671)
Templeton Growth VIP Fund	(26,724)	(53,011)	(237,765)	(317,500)	870	(212,705)	(5,685)	(1,840)	(219,360)	(536,860)	2,505,995	1,969,135	3,885	(16,507)	(12,622)
Morgan Stanley VIF Emerging Markets Debt Portfolio	38,595	(28,342)	(166,012)	(155,759)	12,251	(61,231)	24,087	(1,164)	(26,057)	(181,816)	767,356	585,540	3,015	(4,424)	(1,409)
Morgan Stanley VIF Emerging Markets Equity Portfolio	(19,072)	103,073	(671,997)	(587,996)	25,926	(125,127)	97,499	(2,822)	(4,524)	(592,520)	2,174,744	1,582,224	18,322	(20,876)	(2,554)
Morgan Stanley VIF U.S. Real Estate Portfolio	(16,707)	638,391	(1,962,667)	(1,340,983)	342,310	(315,346)	281,962	(21,499)	287,427	(1,053,556)	4,507,189	3,453,633	88,084	(68,046)	20,038
Non-Affiliated Class 3:
BlackRock Capital Appreciation V.I. Fund	133,557	(25,388)	(8,606,984)	(8,498,815)	849,789	(940,997)	1,682,171	(147,921)	1,443,042	(7,055,773)	21,472,384	14,416,611	103,293	(51,673)	51,620
BlackRock Global Allocation V.I. Fund	(21,532)	2,083	(292,883)	(312,332)	227,482	(168,575)	58,026	(5,099)	111,834	(200,498)	1,733,885	1,533,387	27,404	(20,198)	7,206
BlackRock High Yield V.I. Fund	35,233	(7,223)	(147,439)	(119,429)	48,594	(18,857)	27,985	(5,931)	51,791	(67,638)	983,137	915,499	10,142	(6,111)	4,031
BlackRock Total Return V.I. Fund	8,295	(34,077)	(309,911)	(335,693)	207,757	(109,818)	(119,997)	(15,572)	(37,630)	(373,323)	2,104,740	1,731,417	27,429	(32,368)	(4,939)
TOPS® Managed Risk Moderate Growth ETF Portfolio	444,571	578,337	(1,525,888)	(502,980)	78,846	(479,770)	8,354	(31,098)	(423,668)	(926,648)	3,460,168	2,533,520	9,765	(45,878)	(36,113)
Non-Affiliated Class 4:
American Funds I.S. The Bond Fund of America (a)	34,200	(535)	(422,549)	(388,884)	254,866	(164,967)	(14,233)	(19,487)	56,179	(332,705)	2,763,100	2,430,395	43,752	(38,663)	5,089
American Funds I.S. Capital Income Builder Fund	16,421	18,937	(152,774)	(117,416)	89,891	(91,123)	206,774	(3,844)	201,698	84,282	1,366,102	1,450,384	27,685	(11,189)	16,496
American Funds I.S. Global Growth Fund	(101,540)	1,585,340	(4,933,937)	(3,450,137)	475,966	(1,845,639)	(656,665)	(3,491)	(2,029,829)	(5,479,966)	13,726,708	8,246,742	12,924	(117,499)	(104,575)
American Funds I.S. Growth Fund	(184,046)	2,186,283	(7,576,415)	(5,574,178)	154,831	(482,169)	120,613	(14,380)	(221,105)	(5,795,283)	18,011,872	12,216,589	31,757	(40,118)	(8,361)
American Funds I.S. Growth-Income Fund	(79,659)	2,523,316	(6,263,248)	(3,819,591)	710,759	(2,917,388)	(1,116,406)	(18,479)	(3,341,514)	(7,161,105)	22,187,909	15,026,804	14,436	(174,222)	(159,786)
American Funds I.S. New World Fund	(2,557)	213,341	(825,022)	(614,238)	395,546	(118,090)	317,143	(13,861)	580,738	(33,500)	2,496,999	2,463,499	53,131	(8,773)	44,358
Non-Affiliated Class A:
DWS Small Cap Index VIP Fund	(1,862)	55,486	(146,844)	(93,220)	3,873	(45,213)	(27,916)	(85)	(69,341)	(162,561)	476,013	313,452	3,559	(5,273)	(1,714)
Non-Affiliated Class B:
DWS Small Cap Index VIP Fund	(13,595)	238,087	(689,235)	(464,743)	131,623	(86,115)	(166,080)	(6,273)	(126,845)	(591,588)	2,254,140	1,662,552	20,217	(21,428)	(1,211)
Advisor Class:
PIMCO VIT All Asset Portfolio	36,105	44,624	(168,701)	(87,972)	200	(36,455)	(31,068)	(1,263)	(68,586)	(156,558)	691,100	534,542	302	(4,712)	(4,410)
PIMCO VIT International Bond Portfolio (US Dollar Hedged)	141	(4,829)	(4,471)	(9,159)	—	(614)	(32,733)	(81)	(33,428)	(42,587)	83,954	41,367	75	(3,387)	(3,312)
PIMCO VIT CommodityRealReturn® Strategy Portfolio	359,994	129,113	(303,468)	185,639	70,941	(225,967)	(265,799)	(11,329)	(432,154)	(246,515)	1,871,122	1,624,607	74,549	(142,436)	(67,887)
PIMCO VIT Long-Term U.S. Government Portfolio	1,730	(16,351)	(96,823)	(111,444)	10,720	(23,692)	4,351	(611)	(9,232)	(120,676)	361,387	240,711	63,810	(65,265)	(1,455)
PIMCO VIT Low Duration Portfolio	(6,676)	(561,172)	(313,664)	(881,512)	324,223	(1,260,582)	(2,274,988)	(15,162)	(3,226,509)	(4,108,021)	10,477,198	6,369,177	706,323	(1,032,759)	(326,436)
PIMCO VIT Real Return Portfolio	70,782	(107,914)	(150,344)	(187,476)	156	(157,127)	114,371	(982)	(43,582)	(231,058)	904,522	673,464	63,405	(72,403)	(8,998)
PIMCO VIT Total Return Portfolio	511,667	(860,557)	(7,573,109)	(7,921,999)	5,168,774	(4,605,200)	292,215	(320,493)	535,296	(7,386,703)	50,357,555	42,970,852	404,357	(382,498)	21,859
Investor Class:
Guggenheim VT Global Managed Futures Strategy Fund	4,561	(2,124)	24,779	27,216	840	(84,167)	(35,182)	(1,992)	(120,501)	(93,285)	361,265	267,980	21,913	(40,623)	(18,710)
Guggenheim VT Multi-Hedge Strategies Fund	(634)	6,418	(15,937)	(10,153)	1,152	(10,545)	(18,895)	(739)	(29,027)	(39,180)	231,661	192,481	264	(3,304)	(3,040)
Guggenheim VT Long Short Equity Fund	(940)	215	(17,685)	(18,410)	560	(1,541)	(1,829)	(118)	(2,928)	(21,338)	119,865	98,527	228	(473)	(245)
ETF Shares:
iShares® Core S&P 500 ETF	(913,484)	5,825,303	(25,864,094)	(20,952,275)	4,252,904	(8,595,295)	764,805	—	(3,577,586)	(24,529,861)	105,876,122	81,346,261	193,615	(132,639)	60,976
iShares® Core S&P Mid-Cap ETF	(241,721)	1,659,176	(5,921,779)	(4,504,324)	1,221,435	(2,464,038)	(799,735)	—	(2,042,338)	(6,546,662)	29,948,894	23,402,232	56,915	(62,705)	(5,790)
iShares® Core S&P Small-Cap ETF	(167,758)	796,231	(3,470,420)	(2,841,947)	664,075	(1,248,535)	10,169	—	(574,291)	(3,416,238)	15,706,474	12,290,236	32,829	(25,577)	7,252
iShares® Core U.S. Aggregate Bond ETF	(7,853)	(10,424)	(274,786)	(293,063)	154,430	(95,491)	(11,111)	—	47,828	(245,235)	1,858,245	1,613,010	9,808	(7,706)	2,102
iShares® iBoxx $ High Yield Corporate Bond ETF	22,737	11,245	(151,657)	(117,675)	73,751	(84,759)	(5,733)	—	(16,741)	(134,416)	891,181	756,765	3,117	(3,001)	116
iShares® 5-10 Year Investment Grade Corporate Bond ETF	2,171	(5,022)	(237,289)	(240,140)	47,450	(62,399)	22,867	—	7,918	(232,222)	1,474,129	1,241,907	5,567	(4,929)	638
iShares® International Treasury Bond ETF	(289,124)	(130,500)	(2,883,937)	(3,303,561)	572,389	(1,152,007)	1,411,868	—	832,250	(2,471,311)	13,544,183	11,072,872	98,026	(51,761)	46,265
iShares® S&P 500 Growth ETF	(159,904)	667,560	(4,086,058)	(3,578,402)	502,244	(961,755)	843,355	—	383,844	(3,194,558)	11,422,310	8,227,752	28,407	(12,193)	16,214
iShares® S&P 500 Value ETF	(15,679)	286,604	(572,707)	(301,782)	114,897	(321,478)	(280,135)	—	(486,716)	(788,498)	4,151,516	3,363,018	6,574	(11,718)	(5,144)
iShares® TIPS Bond ETF	7,456	2,677	(39,903)	(29,770)	25,259	(7,078)	(2,456)	—	15,725	(14,045)	201,415	187,370	1,337	(682)	655
Vanguard® Developed Markets Index Fund, ETF Shares	26,520	255,683	(2,767,288)	(2,485,085)	617,413	(1,217,136)	479,110	—	(120,613)	(2,605,698)	14,485,653	11,879,955	49,882	(42,074)	7,808
Vanguard® Dividend Appreciation Index Fund, ETF Shares	(12,014)	174,328	(463,708)	(301,394)	97,642	(187,646)	(47,549)	—	(137,553)	(438,947)	2,519,598	2,080,651	5,645	(5,756)	(111)
Vanguard® Emerging Markets Stock Index Fund, ETF Shares	6,329	4,394	(125,529)	(114,806)	21,351	(30,913)	26,022	—	16,460	(98,346)	572,062	473,716	2,631	(1,599)	1,032

(a) Name Change. See Note 1.	13
(b) New Underlying Fund. Note 1.
(c) Merger. See Note 1.

Separate Account I
of
Integrity Life Insurance Company

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2022

	Inccrease (deccrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions								Unit Transactions
Subaccount	Net investment income (loss)	Realized gain (loss)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Contract terminations and benefits	Net transfers among investment options	Contract maintenance charges	Net increase (decrease) in net assets from contract related transactions	Increase (decrease) in net assets	Net assets, beginning of period	Net assets, end of period	Units purchased	Units redeemed	Increase (decrease) in units
ETF Shares (continued):
Vanguard® Intermediate-Term Corporate Bond Index Fund, ETF Shares	$943	$2,737	$(42,439)	$(38,759)	$—	$(15,750)	$1,172	$—	$(14,578)	$(53,337)	$244,140	$190,803	162	(681)	(519)
Vanguard® Large-Cap Index Fund, ETF Shares	(17,389)	177,648	(696,603)	(536,344)	121,653	(138,561)	(100,517)	—	(117,425)	(653,769)	2,482,673	1,828,904	3,672	(4,082)	(410)
Vanguard® Mega Cap Index Fund, ETF Shares	(1,898)	36,567	(97,990)	(63,321)	10,963	(22,127)	(38,152)	—	(49,316)	(112,637)	298,473	185,836	561	(986)	(425)
Vanguard® Real Estate Index Fund, ETF Shares	9,564	22,391	(357,096)	(325,141)	49,738	(63,476)	41,274	—	27,536	(297,605)	1,163,384	865,779	3,408	(1,670)	1,738
Vanguard® Short-Term Bond Index Fund, ETF Shares	(4,221)	(4,254)	(19,153)	(27,628)	26,851	(13,950)	(20,787)	—	(7,886)	(35,514)	339,123	303,609	1,440	(1,930)	(490)
Vanguard® Total Bond Market Index Fund, ETF Shares	(185,073)	(153,895)	(14,757,885)	(15,096,853)	4,202,230	(8,417,375)	(550,037)	—	(4,765,182)	(19,862,035)	100,074,701	80,212,666	294,488	(494,367)	(199,879)

(a) Name Change. See Note 1.	14
(b) New Underlying Fund. Note 1.
(c) Merger. See Note 1.

Separate Account I
of
Integrity Life Insurance Company

Statements of Changes in Net Assets

For the Year Ended December 31, 2021

	Inccrease (deccrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions								Unit Transactions
Subaccount	Net investment income (loss)	Realized gain (loss)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Contract terminations and benefits	Net transfers among investment options	Contract maintenance charges	Net increase (decrease) in net assets from contract related transactions	Increase (decrease) in net assets	Net assets, beginning of period	Net assets, end of period	Units purchased	Units redeemed	Increase (decrease) in units
Affiliated:
Touchstone VST Aggressive ETF Fund (c)	$131,431	$4,019,821	$(2,960,471)	$1,190,781	$140,354	$(79,466)	$(15,647,174)	$(10,488)	$(15,596,774)	$(14,405,993)	$14,405,993	$—	4,837	(579,002)	(574,165)
Touchstone VST Balanced Fund (b)	(253,031)	496,058	1,811,846	2,054,873	521,626	(2,169,804)	31,737,962	(82,913)	30,006,871	32,061,744	—	32,061,744	3,281,187	(295,154)	2,986,033
Touchstone VST Bond Fund	139,902	187,763	(753,659)	(425,994)	302,627	(1,169,190)	1,872,034	(156,379)	849,092	423,098	15,320,521	15,743,619	200,535	(121,875)	78,660
Touchstone VST Common Stock Fund	(381,545)	3,827,087	5,163,386	8,608,928	382,082	(6,187,507)	(1,578,622)	(76,339)	(7,460,386)	1,148,542	35,713,302	36,861,844	12,769	(500,828)	(488,059)
Touchstone VST Conservative ETF Fund (c)	119,040	670,820	(574,391)	215,469	5,182	(429,161)	(7,903,108)	(11,553)	(8,338,640)	(8,123,171)	8,123,171	—	936	(437,022)	(436,086)
Touchstone VST Moderate ETF Fund (c)	107,641	306,470	74,610	488,721	29,869	(500,073)	(9,185,864)	(7,100)	(9,663,168)	(9,174,447)	9,174,447	—	2,230	(458,558)	(456,328)
Non-Affiliated Initial Class:
Fidelity VIP Balanced Portfolio	(10,204)	256,437	114,222	360,455	—	(176,533)	(29,135)	(591)	(206,259)	154,196	2,251,388	2,405,584	—	(5,666)	(5,666)
Fidelity VIP Overseas Portfolio	(15,148)	209,164	112,420	306,436	—	(149,947)	(23,767)	(1,259)	(174,973)	131,463	1,766,138	1,897,601	2	(5,471)	(5,469)
Fidelity VIP Equity-Income Portfolio	47,941	1,197,609	678,424	1,923,974	420,628	(1,297,661)	(28,423)	(1,952)	(907,408)	1,016,566	8,634,586	9,651,152	165	(11,331)	(11,166)
Fidelity VIP Growth Portfolio	(122,897)	2,414,494	(546,989)	1,744,608	—	(641,361)	(96,537)	(1,799)	(739,697)	1,004,911	8,438,496	9,443,407	—	(2,762)	(2,762)
Fidelity VIP High Income Portfolio	18,153	(166)	(5,271)	12,716	737	(21,029)	34,324	(136)	13,896	26,612	430,982	457,594	1,229	(815)	414
Fidelity VIP Asset Manager Portfolio	7,963	71,429	185,386	264,778	103,099	(331,812)	(3,845)	(1,169)	(233,727)	31,051	3,260,877	3,291,928	34	(3,272)	(3,238)
Fidelity VIP Contrafund® Portfolio	(214,354)	2,918,655	1,127,668	3,831,969	350,713	(2,602,520)	(373,031)	(3,454)	(2,628,292)	1,203,677	15,771,235	16,974,912	247	(21,801)	(21,554)
Fidelity VIP Index 500 Portfolio	(8,765)	493,110	1,034,702	1,519,047	—	(933,560)	(73,316)	(1,423)	(1,008,299)	510,748	6,181,204	6,691,952	1	(17,847)	(17,846)
Fidelity VIP Investment Grade Bond Portfolio	15,052	88,272	(154,409)	(51,085)	—	(347,398)	(112)	(1,336)	(348,846)	(399,931)	2,600,664	2,200,733	—	(15,176)	(15,176)
Fidelity VIP Government Money Market	(110,608)	—	—	(110,608)	147,329	(2,593,166)	393,679	(8,475)	(2,060,633)	(2,171,241)	9,223,378	7,052,137	227,166	(437,232)	(210,066)
Non-Affiliated Service Class:
Fidelity VIP Equity-Income Portfolio	737	33,338	18,254	52,329	672	(4,441)	(34,601)	(43)	(38,413)	13,916	237,525	251,441	26	(1,324)	(1,298)
Fidelity VIP Growth Portfolio	(10,883)	255,171	(93,320)	150,968	—	(124,383)	(12)	(231)	(124,626)	26,342	732,275	758,617	2	(2,773)	(2,771)
Fidelity VIP High Income Portfolio	2,377	6,295	(3,711)	4,961	—	(28,256)	(58,138)	(65)	(86,459)	(81,498)	159,164	77,666	6,251	(11,000)	(4,749)
Fidelity VIP Asset Manager Portfolio	—	60	252	312	—	(168)	1	(16)	(183)	129	3,846	3,975	—	(8)	(8)
Fidelity VIP Contrafund® Portfolio	(13,617)	170,599	63,946	220,928	720	(91,432)	(4,280)	(209)	(95,201)	125,727	877,801	1,003,528	41	(1,777)	(1,736)
Fidelity VIP Balanced Portfolio	(988)	13,639	11,926	24,577	—	(2,003)	(1)	(58)	(2,062)	22,515	150,272	172,787	—	(64)	(64)
Fidelity VIP Mid Cap Portfolio	(28,007)	572,895	107,691	652,579	—	(333,404)	(67,972)	(631)	(402,007)	250,572	2,859,856	3,110,428	—	(4,269)	(4,269)
Fidelity VIP Overseas Portfolio (c)	(62)	2,601	(1,696)	843	—	(7,453)	—	—	(7,453)	(6,610)	6,610	—	—	(316)	(316)
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager Portfolio	697	29,534	123,778	154,009	500	(70,296)	19,417	(4,127)	(54,506)	99,503	1,925,648	2,025,151	3,725	(6,207)	(2,482)
Fidelity VIP Balanced Portfolio	(74,070)	1,326,967	332,285	1,585,182	1,422,029	(1,630,046)	(466,324)	(14,624)	(688,965)	896,217	9,956,106	10,852,323	31,701	(60,445)	(28,744)
Fidelity VIP Bond Index Portfolio	(2,411)	(66)	(84,864)	(87,341)	3,398,306	(47,986)	960,461	(31,058)	4,279,723	4,192,382	1,477,865	5,670,247	417,121	(8,847)	408,274
Fidelity VIP Contrafund® Portfolio	(569,810)	7,700,714	2,123,905	9,254,809	1,754,232	(4,653,127)	(1,121,003)	(117,442)	(4,137,340)	5,117,469	37,961,645	43,079,114	53,146	(160,541)	(107,395)
Fidelity VIP Disciplined Small Cap Portfolio	(30,760)	244,598	226,117	439,955	331,539	(228,006)	(237,331)	(16,790)	(150,588)	289,367	2,330,751	2,620,118	31,986	(37,958)	(5,972)
Fidelity VIP Equity-Income Portfolio	11,524	839,986	200,396	1,051,906	52,081	(597,195)	(471,640)	(10,162)	(1,026,916)	24,990	4,964,673	4,989,663	17,325	(54,855)	(37,530)
Fidelity VIP Extended Market Index Portfolio	(1,161)	29,619	(2,187)	26,271	—	—	37,981	(115)	37,866	64,137	9,094	73,231	69,501	(65,215)	4,286
Fidelity VIP Freedom 2010 Portfolio	(4,463)	59,521	(33,833)	21,225	—	(247,917)	(23,800)	(2,251)	(273,968)	(252,743)	625,205	372,462	78	(15,976)	(15,898)
Fidelity VIP Freedom 2015 Portfolio	(5,821)	105,427	(57,280)	42,326	70,315	(1,043,945)	973,311	(4,716)	(5,035)	37,291	759,072	796,363	60,034	(60,485)	(451)
Fidelity VIP Freedom 2020 Portfolio	(34,035)	387,626	35,336	388,927	121,572	(298,522)	(122,939)	(31,008)	(330,897)	58,030	5,218,541	5,276,571	4,308	(22,231)	(17,923)
Fidelity VIP Freedom 2025 Portfolio	(42,087)	653,850	16,668	628,431	236,903	(393,477)	(429,042)	(63,369)	(648,985)	(20,554)	7,453,544	7,432,990	40,733	(75,130)	(34,397)
Fidelity VIP Freedom 2030 Portfolio	(6,149)	50,968	56,375	101,194	13,714	(9,544)	13	(153)	4,030	105,224	966,380	1,071,604	671	(449)	222
Fidelity VIP Growth Portfolio	(288,622)	5,209,496	(1,073,880)	3,846,994	2,155,715	(1,757,239)	130,355	(67,845)	460,986	4,307,980	18,400,423	22,708,403	94,287	(89,186)	5,101
Fidelity VIP High Income Portfolio	52,770	27,601	52,948	133,319	7,396	(471,239)	(4,209,063)	(9,562)	(4,682,468)	(4,549,149)	6,558,697	2,009,548	71,794	(280,676)	(208,882)
Fidelity VIP Index 500 Portfolio	(190,702)	4,691,529	6,633,117	11,133,944	2,055,636	(5,712,650)	(562,246)	(126,753)	(4,346,013)	6,787,931	45,168,731	51,956,662	175,745	(332,655)	(156,910)
Fidelity VIP International Index Portfolio	18,698	11,524	(6,762)	23,460	801,263	(15,093)	58,319	(7,004)	837,485	860,945	396,115	1,257,060	70,290	(2,423)	67,867
Fidelity VIP Investment Grade Bond Portfolio	143,632	1,224,865	(2,152,330)	(783,833)	2,216,705	(4,313,594)	3,444,368	(272,841)	1,074,638	290,805	33,877,789	34,168,594	313,047	(241,713)	71,334
Fidelity VIP Mid Cap Portfolio	(87,020)	1,960,733	(166,284)	1,707,429	202,604	(1,178,122)	(89,777)	(11,822)	(1,077,117)	630,312	7,937,115	8,567,427	51,124	(81,364)	(30,240)
Fidelity VIP Overseas Portfolio	(32,217)	384,358	130,222	482,363	24,408	(402,391)	13,266	(7,025)	(371,742)	110,621	2,875,419	2,986,040	6,121	(26,995)	(20,874)
Fidelity VIP Target Volatility Portfolio	(60,105)	629,293	(181,867)	387,321	209,272	(78,879)	820,145	(49,927)	900,611	1,287,932	3,370,480	4,658,412	66,045	(6,680)	59,365
Fidelity VIP Total Market Index Portfolio	950	42,538	205,381	248,869	1,381,819	(20,229)	6,240	(11,207)	1,356,623	1,605,492	543,045	2,148,537	99,694	(6,475)	93,219
Non-Affiliated Class 1:
Columbia VP – Select Mid Cap Value Fund	(34,304)	408,102	237,950	611,748	80,582	(236,305)	(115,624)	(3,998)	(275,345)	336,403	1,784,222	2,120,625	31,594	(39,337)	(7,743)
Franklin Growth and Income VIP Fund	17,323	87,290	203,734	308,347	—	(185,673)	1	(722)	(186,394)	121,953	1,373,583	1,495,536	—	(5,255)	(5,255)
Franklin Income VIP Fund	130,625	72,440	360,538	563,603	184,277	(644,491)	(17,457)	(691)	(478,362)	85,241	3,854,613	3,939,854	187	(15,681)	(15,494)
JP Morgan IT Mid Cap Value	(2,092)	43,272	69,735	110,915	—	(37,992)	28	(333)	(38,297)	72,618	403,424	476,042	—	(859)	(859)
Morgan Stanley VIF Emerging Markets Debt Portfolio	9,785	(3,060)	(16,412)	(9,687)	60	(32,904)	1,291	(265)	(31,818)	(41,505)	291,664	250,159	43	(1,122)	(1,079)
Morgan Stanley VIF U.S. Real Estate Portfolio	9,203	75,994	341,872	427,069	—	(150,459)	(2,475)	(955)	(153,889)	273,180	1,198,818	1,471,998	15	(3,842)	(3,827)
Non-Affiliated Class 2:
American Funds I.S. Managed Risk Asset Allocation Fund	(5,620)	139,961	559,917	694,258	980,842	(556,362)	676,065	(70,202)	1,030,343	1,724,601	5,881,108	7,605,709	118,796	(47,099)	71,697
Columbia VP – Small Cap Value Fund	(34,500)	44,063	839,416	848,979	147,085	(344,066)	(364,511)	(15,992)	(577,484)	271,495	3,155,529	3,427,024	20,223	(35,571)	(15,348)

(a) Name Change. See Note 1.	15
(b) New Underlying Fund. Note 1.
(c) Merger/Closure. See Note 1.

Separate Account I
of
Integrity Life Insurance Company
Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2021

	Inccrease (deccrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions								Unit Transactions
Subaccount	Net investment income (loss)	Realized gain (loss)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Contract terminations and benefits	Net transfers among investment options	Contract maintenance charges	Net increase (decrease) in net assets from contract related transactions	Increase (decrease) in net assets	Net assets, beginning of period	Net assets, end of period	Units purchased	Units redeemed	Increase (decrease) in units
Non-Affiliated Class 2 (continued):
Franklin Growth and Income VIP Fund	$87,182	$466,379	$1,195,690	$1,749,251	$89,059	$(863,241)	$(156,307)	$(21,338)	$(951,827)	$797,424	$7,741,148	$8,538,572	8,234	(39,017)	(30,783)
Franklin Income VIP Fund	569,545	261,473	1,669,674	2,500,692	254,258	(1,338,357)	(2,532,233)	(27,651)	(3,643,983)	(1,143,291)	19,178,332	18,035,041	27,563	(222,992)	(195,429)
Franklin Large Cap Growth VIP Fund	(109,574)	1,352,452	(269,871)	973,007	480,808	(542,551)	393,329	(28,062)	303,524	1,276,531	7,263,828	8,540,359	50,632	(47,394)	3,238
Franklin Mutual Shares VIP Fund	341,403	(116,855)	3,305,782	3,530,330	2,242,651	(2,378,595)	(950,648)	(134,155)	(1,220,747)	2,309,583	20,768,345	23,077,928	108,625	(195,081)	(86,456)
Franklin Small Cap Value VIP Fund	(10,615)	72,791	300,955	363,131	571,194	(158,158)	(10,297)	(2,585)	400,154	763,285	1,501,089	2,264,374	31,662	(14,318)	17,344
Invesco V.I. American Franchise Fund	(55,859)	611,793	(206,595)	349,339	120,908	(429,748)	273,849	(8,234)	(43,225)	306,114	3,388,869	3,694,983	10,489	(11,308)	(819)
Invesco V.I. American Value Fund	(124,386)	24,702	2,628,261	2,528,577	1,863,822	(1,005,356)	(958,175)	(86,684)	(186,393)	2,342,184	9,823,074	12,165,258	77,661	(87,730)	(10,069)
Invesco V.I. Comstock Fund	25,726	92,834	3,102,908	3,221,468	1,127,605	(1,372,501)	(1,447,276)	(83,935)	(1,776,107)	1,445,361	11,082,291	12,527,652	48,270	(136,473)	(88,203)
Invesco V.I. International Growth Fund	(13,829)	464,416	(258,088)	192,499	544,555	(581,819)	223,742	(38,030)	148,448	340,947	4,631,595	4,972,542	46,437	(37,363)	9,074
Invesco V.I. Discovery Mid Cap Growth Series II (a)	(31,967)	413,512	(9,039)	372,506	575,076	(85,508)	136,067	(16,687)	608,948	981,454	1,880,691	2,862,145	55,552	(17,704)	37,848
Templeton Foreign VIP Fund	39,941	(44,700)	274,580	269,821	832,690	(1,189,252)	135,291	(65,298)	(286,569)	(16,748)	9,372,682	9,355,934	89,051	(110,543)	(21,492)
Templeton Global Bond VIP Fund	(44,594)	(140,048)	(12,476)	(197,118)	51,526	(396,515)	76,729	(2,417)	(270,677)	(467,795)	3,159,347	2,691,552	17,867	(49,923)	(32,056)
Templeton Growth VIP Fund	(7,845)	(15,658)	106,107	82,604	990	(153,931)	131,398	(2,400)	(23,943)	58,661	2,447,334	2,505,995	7,676	(9,121)	(1,445)
Morgan Stanley VIF Emerging Markets Debt Portfolio	30,267	(5,625)	(50,477)	(25,835)	41,659	(74,280)	56,854	(1,650)	22,583	(3,252)	770,608	767,356	6,396	(4,882)	1,514
Morgan Stanley VIF Emerging Markets Equity Portfolio	(18,312)	202,662	(130,914)	53,436	76,409	(247,289)	(379,027)	(3,871)	(553,778)	(500,342)	2,675,086	2,174,744	34,043	(49,146)	(15,103)
Morgan Stanley VIF U.S. Real Estate Portfolio	16,226	(49,346)	1,355,405	1,322,285	378,174	(593,057)	(384,463)	(27,180)	(626,526)	695,759	3,811,430	4,507,189	31,569	(78,031)	(46,462)
Non-Affiliated Class 3:
BlackRock Capital Appreciation V.I. Fund	(290,871)	4,330,777	(581,378)	3,458,528	2,175,528	(1,141,981)	(1,011,668)	(180,594)	(158,715)	3,299,813	18,172,571	21,472,384	55,635	(61,685)	(6,050)
BlackRock Global Allocation V.I. Fund	(7,098)	322,938	(251,550)	64,290	343,916	(142,113)	168,619	(2,819)	367,603	431,893	1,301,992	1,733,885	35,439	(12,966)	22,473
BlackRock High Yield V.I. Fund	34,286	16,078	(9,703)	40,661	110,454	(45,170)	1,230	(7,299)	59,215	99,876	883,261	983,137	69,605	(64,639)	4,966
BlackRock Total Return V.I. Fund	(4,584)	9,779	(69,151)	(63,956)	255,337	(163,167)	253,187	(17,837)	327,520	263,564	1,841,176	2,104,740	49,258	(19,865)	29,393
TOPS® Managed Risk Moderate Growth ETF Portfolio	(13,934)	46,104	276,371	308,541	152,736	(239,614)	20,521	(40,127)	(106,484)	202,057	3,258,111	3,460,168	14,605	(22,364)	(7,759)
Non-Affiliated Class 4:
American Funds I.S. The Bond Fund of America (a)	290	101,843	(144,165)	(42,032)	645,554	(198,337)	465,058	(19,982)	892,293	850,261	1,912,839	2,763,100	104,847	(25,549)	79,298
American Funds I.S. Capital Income Builder Fund	13,441	33,420	106,554	153,415	237,528	(291,363)	48,418	(3,738)	(9,155)	144,260	1,221,842	1,366,102	20,142	(21,517)	(1,375)
American Funds I.S. Global Growth Fund	(176,713)	1,412,129	616,258	1,851,674	335,334	(1,522,469)	(203,935)	(4,642)	(1,395,712)	455,962	13,270,746	13,726,708	14,867	(74,178)	(59,311)
American Funds I.S. Growth Fund	(211,079)	2,608,992	224,757	2,622,670	2,764,126	(824,770)	2,655,284	(14,557)	4,580,083	7,202,753	10,809,119	18,011,872	187,206	(48,441)	138,765
American Funds I.S. Growth-Income Fund	(114,988)	883,040	3,407,000	4,175,052	878,916	(2,353,820)	222,721	(23,814)	(1,275,997)	2,899,055	19,288,854	22,187,909	52,569	(107,813)	(55,244)
American Funds I.S. New World Fund	(16,143)	166,873	(77,386)	73,344	403,827	(239,469)	31,074	(15,068)	180,364	253,708	2,243,291	2,496,999	33,053	(22,075)	10,978
Non-Affiliated Class A:
DWS Small Cap Index VIP Fund	(2,487)	52,311	3,652	53,476	—	(66,216)	26,047	(76)	(40,245)	13,231	462,782	476,013	1,890	(2,985)	(1,095)
Non-Affiliated Class B:
DWS Small Cap Index VIP Fund	(19,996)	254,024	11,868	245,896	341,388	(180,886)	240,754	(6,040)	395,216	641,112	1,613,028	2,254,140	45,863	(32,187)	13,676
Advisor Class:
PIMCO VIT All Asset Portfolio	68,357	28,030	(1,934)	94,453	56,185	(77,853)	(90,871)	(1,660)	(114,199)	(19,746)	710,846	691,100	4,153	(11,308)	(7,155)
PIMCO VIT International Bond Portfolio (US Dollar Hedged)	320	335	(2,798)	(2,143)	—	(642)	25,620	(100)	24,878	22,735	61,219	83,954	5,348	(3,202)	2,146
PIMCO VIT CommodityRealReturn® Strategy Portfolio	49,417	(38,264)	509,974	521,127	44,033	(141,191)	(329,752)	(15,549)	(442,459)	78,668	1,792,454	1,871,122	17,966	(109,229)	(91,263)
PIMCO VIT Long-Term U.S. Government Portfolio	281	65,972	(89,054)	(22,801)	53,404	(67,766)	(10,182)	(808)	(25,352)	(48,153)	409,540	361,387	8,355	(10,297)	(1,942)
PIMCO VIT Low Duration Portfolio	(62,138)	(170)	(120,151)	(182,459)	535,667	(718,010)	6,087,657	(16,697)	5,888,617	5,706,158	4,771,040	10,477,198	865,561	(343,509)	522,052
PIMCO VIT Real Return Portfolio	28,116	19,381	(15,504)	31,993	46,744	(175,595)	118,724	(1,148)	(11,275)	20,718	883,804	904,522	20,428	(21,480)	(1,052)
PIMCO VIT Total Return Portfolio	145,193	2,007,212	(3,456,816)	(1,304,411)	6,437,741	(4,679,301)	4,634,744	(371,465)	6,021,719	4,717,308	45,640,247	50,357,555	641,757	(252,243)	389,514
Investor Class:
Guggenheim VT Global Managed Futures Strategy Fund	(5,778)	4,574	(564)	(1,768)	2,733	(43,430)	25,998	(3,009)	(17,708)	(19,476)	380,741	361,265	4,695	(7,472)	(2,777)
Guggenheim VT Multi-Hedge Strategies Fund	(3,911)	14,992	5,995	17,076	1,152	(34,452)	(12,852)	(982)	(47,134)	(30,058)	261,719	231,661	1,177	(6,037)	(4,860)
Guggenheim VT Long Short Equity Fund	(1,052)	3,973	26,008	28,929	480	(7,732)	(62,500)	(184)	(69,936)	(41,007)	160,872	119,865	418	(6,227)	(5,809)
ETF Shares:
iShares® Core S&P 500 ETF	(1,270,696)	11,685,509	12,889,131	23,303,944	6,659,908	(11,940,465)	(9,014,003)	—	(14,294,560)	9,009,384	96,866,738	105,876,122	94,668	(243,242)	(148,574)
iShares® Core S&P Mid-Cap ETF	(386,655)	3,209,474	2,991,493	5,814,312	1,897,297	(3,458,038)	(2,990,311)	—	(4,551,052)	1,263,260	28,685,634	29,948,894	41,736	(103,167)	(61,431)
iShares® Core S&P Small-Cap ETF	(155,234)	2,121,752	1,439,569	3,406,087	1,139,604	(1,871,423)	(2,349,782)	—	(3,081,601)	324,486	15,381,988	15,706,474	27,870	(66,453)	(38,583)
iShares® Core U.S. Aggregate Bond ETF	(15,495)	16,271	(78,532)	(77,756)	172,020	(154,857)	154,313	—	171,476	93,720	1,764,525	1,858,245	15,880	(8,653)	7,227
iShares® iBoxx $ High Yield Corporate Bond ETF	15,914	6,634	(9,384)	13,164	70,913	(37,836)	15,851	—	48,928	62,092	829,089	891,181	3,390	(1,533)	1,857
iShares® 5-10 Year Investment Grade Corporate Bond ETF (a)	(5,265)	21,654	(71,650)	(55,261)	152,750	(230,255)	370,811	—	293,306	238,045	1,236,084	1,474,129	18,301	(7,947)	10,354
iShares® International Treasury Bond ETF	(284,865)	53,980	(1,366,250)	(1,597,135)	909,938	(1,537,267)	3,111,755	—	2,484,426	887,291	12,656,892	13,544,183	144,940	(35,201)	109,739
iShares® S&P 500 Growth ETF	(217,681)	1,719,860	1,298,609	2,800,788	844,127	(1,319,371)	(1,358,863)	—	(1,834,107)	966,681	10,455,629	11,422,310	12,763	(27,686)	(14,923)
iShares® S&P 500 Value ETF	(23,240)	329,155	507,739	813,654	61,823	(469,080)	(313,827)	—	(721,084)	92,570	4,058,946	4,151,516	2,190	(13,231)	(11,041)
iShares® TIPS Bond ETF	3,924	10,904	(8,591)	6,237	16,074	(55,710)	7,948	—	(31,688)	(25,451)	226,866	201,415	974	(2,036)	(1,062)
Vanguard® Developed Markets Index Fund, ETF Shares	84,134	570,715	541,586	1,196,435	929,311	(1,652,176)	71,964	—	(650,901)	545,534	13,940,119	14,485,653	34,084	(48,377)	(14,293)
Vanguard® Dividend Appreciation Index Fund, ETF Shares	(17,057)	170,786	290,952	444,681	241,645	(168,211)	(88,668)	—	(15,234)	429,447	2,090,151	2,519,598	6,109	(4,063)	2,046
Vanguard® Emerging Markets Stock Index Fund, ETF Shares	(15)	37,123	(40,865)	(3,757)	45,233	(72,254)	23,775	—	(3,246)	(7,003)	579,065	572,062	3,210	(3,213)	(3)

(a) Name Change. See Note 1.	16
(b) New Underlying Fund. Note 1.
(c) Merger/Closure. See Note 1.

Separate Account I
of
Integrity Life Insurance Company

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2021

	Inccrease (deccrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions								Unit Transactions
Subaccount	Net investment income (loss)	Realized gain (loss)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Contract terminations and benefits	Net transfers among investment options	Contract maintenance charges	Net increase (decrease) in net assets from contract related transactions	Increase (decrease) in net assets	Net assets, beginning of period	Net assets, end of period	Units purchased	Units redeemed	Increase (decrease) in units
ETF Shares (continued)
Vanguard® Intermediate-Term Corporate Bond Index Fund, ETF Shares	$(422)	$3,617	$(12,703)	$(9,508)	$11,541	$(4,085)	$19,054	$—	$26,510	$17,002	$227,138	$244,140	992	(121)	871
Vanguard® Large-Cap Index Fund, ETF Shares	(24,343)	192,856	336,452	504,965	283,285	(175,488)	(160,193)	—	(52,396)	452,569	2,030,104	2,482,673	3,994	(3,986)	8
Vanguard® Mega Cap Index Fund, ETF Shares	(3,691)	77,706	(3,402)	70,613	31,298	(60,761)	(122,861)	—	(152,324)	(81,711)	380,184	298,473	1,751	(3,657)	(1,906)
Vanguard® Real Estate Index Fund, ETF Shares	5,231	87,874	248,354	341,459	91,877	(137,583)	(102,994)	—	(148,700)	192,759	970,625	1,163,384	3,671	(5,786)	(2,115)
Vanguard® Short-Term Bond Index Fund, ETF Shares	(5,334)	(459)	(7,222)	(13,015)	—	(19,483)	39,946	—	20,463	7,448	331,675	339,123	3,427	(2,538)	889
Vanguard® Total Bond Market Index Fund, ETF Shares	(654,706)	851,023	(4,351,226)	(4,154,909)	6,754,288	(11,385,305)	17,639,771	—	13,008,754	8,853,845	91,220,856	100,074,701	779,742	(278,358)	501,384

(a) Name Change. See Note 1.	17
(b) New Underlying Fund. Note 1.
(c) Merger/Closure. See Note 1.

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements

December 31, 2022

1. Organization and Nature of Operations

Integrity Life Insurance Company Separate Account I (the “Separate Account”) is a unit investment trust registered under the Investment Company Act of 1940 (the “1940 Act”), established by the Integrity Life Insurance Company (the “Company”), a life insurance company, that is a wholly-owned subsidiary of The Western and Southern Life Insurance Company. The Separate Account was established on May 19, 1986, for the purpose of issuing variable annuity contracts (“Contracts”).

Contract holders may allocate or transfer their account values to one or more of the Separate Account’s investment subaccounts, or for certain contract holders, to one or more fixed guaranteed rate options of the Company’s Separate Account Guaranteed Principal Option (“GPO”). Options in the Separate Account GPO include fixed guaranteed rate options over various maturity periods that are subject to a market value adjustment (“MVA”) and a Systematic Transfer Option (“STO”), which accumulates interest at a fixed rate without an MVA. All STO contributions must be transferred to other investment divisions or to a guaranteed rate option within either six months or one year of the contribution. In addition, certain contract holders may also allocate or transfer their account values to options held in the Company’s general account. Such options include a guaranteed interest division or quarterly rate option.

Each subaccount invests all its investible assets in shares of corresponding investment portfolios (“Underlying Funds”) of the investment companies listed below:

American Funds Insurance Series	Columbia Funds Variable Portfolios
Non-Affiliated Class 2	Non-Affiliated Class 1
American Funds I.S. Managed Risk Asset Allocation Fund	Columbia VP – Select Mid Cap Value Fund
Non-Affiliated Class 4	Non-Affiliated Class 2
American Funds I.S. The Bond Fund of America	Columbia VP – Small Cap Value Fund
American Funds I.S. Capital Income Builder Fund
American Funds I.S. Global Growth Fund	DWS Investments VIT Funds
American Funds I.S. Growth Fund	Non-Affiliated Class A:
American Funds I.S. Growth-Income Fund	DWS Small Cap Index VIP Fund
American Funds I.S. New World Fund	Non-Affiliated Class B:
DWS Small Cap Index VIP Fund
BlackRock Variable Series Funds
Non-Affiliated Class 3
BlackRock Capital Appreciation V.I. Fund
BlackRock Global Allocation V.I. Fund
BlackRock High Yield V.I. Fund
BlackRock Total Return V.I. Fund

18

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

1. Organization and Nature of Operations (continued)

Fidelity Variable Insurance Products	Franklin Templeton VIP Trust
Non-Affiliated Initial Class:	Non-Affiliated Class 1:
Fidelity VIP Balanced Portfolio	Franklin Growth and Income VIP Fund
Fidelity VIP Overseas Portfolio	Franklin Income VIP Fund
Fidelity VIP Equity-Income Portfolio	Non-Affiliated Class 2:
Fidelity VIP Growth Portfolio	Franklin Growth and Income VIP Fund
Fidelity VIP High Income Portfolio	Franklin Income VIP Fund
Fidelity VIP Asset Manager Portfolio	Franklin Large Cap Growth VIP Fund
Fidelity VIP Contrafund® Portfolio	Franklin Mutual Shares VIP Fund
Fidelity VIP Index 500 Portfolio	Franklin Small Cap Value VIP Fund
Fidelity VIP Investment Grade Bond Portfolio	Templeton Foreign VIP Fund
Fidelity VIP Government Money Market	Templeton Global Bond VIP Fund
Non-Affiliated Service Class:	Templeton Growth VIP Fund
Fidelity VIP Equity-Income Portfolio
Fidelity VIP Growth Portfolio	Rydex Variable Trust (Guggenheim Variable Insurance Funds)
Fidelity VIP High Income Portfolio	Investor Class:
Fidelity VIP Asset Manager Portfolio	Guggenheim VT Global Managed Futures Strategy Fund
Fidelity VIP Contrafund® Portfolio	Guggenheim VT Multi-Hedge Strategies Fund
Fidelity VIP Balanced Portfolio	Guggenheim VT Long Short Equity Fund
Fidelity VIP Mid Cap Portfolio
iShares Trust
Non-Affiliated Service Class 2:	ETF Shares:
Fidelity VIP Asset Manager Portfolio	iShares® Core S&P 500 ETF
Fidelity VIP Balanced Portfolio	iShares® Core S&P Mid-Cap ETF
Fidelity VIP Bond Index Portfolio	iShares® Core S&P Small-Cap ETF
Fidelity VIP Contrafund® Portfolio	iShares® Core U.S. Aggregate Bond ETF
Fidelity VIP Disciplined Small Cap Portfolio	iShares® iBoxx $ High Yield Corporate Bond ETF
Fidelity VIP Equity-Income Portfolio	iShares® 5-10 Year Investment Grade Corporate Bond ETF
Fidelity VIP Extended Market Index Portfolio	iShares® International Treasury Bond ETF
Fidelity VIP Freedom 2010 Portfolio	iShares® S&P 500 Growth ETF
Fidelity VIP Freedom 2015 Portfolio	iShares® S&P 500 Value ETF
Fidelity VIP Freedom 2020 Portfolio	iShares® TIPS Bond ETF
Fidelity VIP Freedom 2025 Portfolio
Fidelity VIP Freedom 2030 Portfolio	Invesco (AIM) Variable Insurance Funds
Fidelity VIP Growth Portfolio	Non-Affiliated Class 2:
Fidelity VIP High Income Portfolio	Invesco V.I. American Franchise Fund
Fidelity VIP Index 500 Portfolio	Invesco V.I. American Value Fund
Fidelity VIP International Index Portfolio	Invesco V.I. Comstock Fund
Fidelity VIP Investment Grade Bond Portfolio	Invesco V.I. EQV International Equity Fund
Fidelity VIP Mid Cap Portfolio	Invesco V.I. Discovery Mid Cap Growth Fund
Fidelity VIP Overseas Portfolio
Fidelity VIP Target Volatility Portfolio
Fidelity VIP Total Market Index Portfolio
19

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

1. Organization and Nature of Operations (continued)

JPMorgan Insurance Trust	Touchstone Variable Series Trust
Non-Affiliated Class 1:	Affiliated Service Class:
JP Morgan IT Mid Cap Value	Touchstone VST Balanced Fund
Touchstone VST Bond Fund
Morgan Stanley Variable Insurance Funds, Inc.	Touchstone VST Common Stock Fund
Non-Affiliated Class 1:
Morgan Stanley VIF Emerging Markets Debt Portfolio
Morgan Stanley VIF U.S. Real Estate Portfolio
Non-Affiliated Class 2:	The Vanguard Index Funds
Morgan Stanley VIF Emerging Markets Debt Portfolio	ETF Shares:
Morgan Stanley VIF Emerging Markets Equity Portfolio	Vanguard® Developed Markets Index Fund, ETF Shares
Morgan Stanley VIF U.S. Real Estate Portfolio	Vanguard® Dividend Appreciation Index Fund, ETF Shares
Vanguard® Emerging Markets Stock Index Fund, ETF Shares
Pimco Variable Insurance Trust	Vanguard® Intermediate-Term Corporate Bond Index Fund, ETF Shares
Advisor Class:	Vanguard® Large-Cap Index Fund, ETF Shares
PIMCO VIT All Asset Portfolio	Vanguard® Mega Cap Index Fund, ETF Shares
PIMCO VIT International Bond Portfolio (US Dollar Hedged)	Vanguard® Real Estate Index Fund, ETF Shares
PIMCO VIT CommodityRealReturn® Strategy Portfolio	Vanguard® Short-Term Bond Index Fund, ETF Shares
PIMCO VIT Long-Term U.S. Government Portfolio	Vanguard® Total Bond Market Index Fund, ETF Shares
PIMCO VIT Low Duration Portfolio
PIMCO VIT Real Return Portfolio
PIMCO VIT Total Return Portfolio

Northern Lights Variable Trust
Non-Affiliated Class 3:
TOPS® Managed Risk Moderate Growth ETF Portfolio

20

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

1. Organization and Nature of Operations (continued)

During the year ended December 31, 2022, the following Underlying Funds had name changes that were made effective:
Date:	New Name:	Old Name:
4/30/2022	Invesco V.I. EQV International Equity Fund	Invesco V.I. International Growth Fund

The statements of changes in net assets for all of the Underlying Funds are presented in the financial statements for the year ended December 31, 2022 and December 31, 2021 with the exception of the following Underlying Funds:
Period:	Underlying Fund:
1/1/2021-12/31/2021	Fidelity VIP Overseas Portfolio
1/1/2021-4/16/2021	Touchstone VST Aggressive ETF Fund
1/1/2021-4/16/2021	Touchstone VST Conservative ETF Fund
1/1/2021-4/16/2021	Touchstone VST Moderate ETF Fund
4/17/2021-12/31/2021	Touchstone VST Balanced Fund
As a result of restructuring in 2022 or 2021, the following Underlying Fund that was previously offered is no longer available as an investment option to our contract holders. Any contract holder allocations that remained in this fund were redeemed and used to purchase shares of the surviving funds as indicated:
Date:	Surviving Underlying Fund:	Closed Underlying Fund:
4/17/2021	Touchstone VST Balanced Fund	Touchstone VST Aggressive ETF Fund
4/17/2021	Touchstone VST Balanced Fund	Touchstone VST Conservative ETF Fund
4/17/2021	Touchstone VST Balanced Fund	Touchstone VST Moderate ETF Fund

Mid Atlantic Trust Company (“MATC”), a South Dakota registered non-depository trust company, is the custodian for the Vanguard ETFs and the iShares ETFs held by the subaccounts.

The contract holder’s account value in a subaccount will vary depending on the performance of the corresponding Underlying Fund. The Separate Account currently has 107 subaccounts available. The investment objective of each subaccount is to invest in the corresponding Underlying Fund. Refer to each Underlying Fund’s prospectus for a description of investment objectives.

Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Separate Account’s assets applicable to contract holders’ accounts is not chargeable with liabilities arising out of any other business the Company may conduct.

21

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“US GAAP”).

Investments

Investments in shares of the Underlying Funds are valued at fair value as determined by the closing net asset value per share on December 31, 2022. The difference between cost and fair value is reflected as unrealized appreciation or depreciation of investments.

Share transactions are recorded on the trade date. Realized gains and losses on sales of the Underlying Funds’ shares are determined based on the identified cost basis.

Capital gain distributions are included in the realized gain distributions line on the Statements of Operations. Dividends are included in the reinvested dividends line on the Statements of Operations. Dividends and capital gain distributions are recorded on the ex-dividend date. Dividends and capital gain distributions from the Underlying Funds’ are reinvested in the respective Underlying Funds and are reflected in the unit values of the subaccounts.

The Separate Account’s investments are held at fair value. Fair value is the price that the Separate Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Fair Value is established using a three-level hierarchy based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Separate Account’s investments are assigned a level based upon the observability of the inputs that are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•Level 1 - inputs to the valuation methodology are quoted prices in active markets.
•Level 2 - inputs to the valuation methodology are observable, directly or indirectly.
•Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity.

The Separate Account’s investments are valued as Level 1. There were no transfers between levels 1, 2, and 3 during the year. The Separate Account’s policy is to recognize the transfers in and transfers out of levels at the beginning of the annual reporting period.

22

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

2. Summary of Significant Accounting Policies (continued)

Unit Value

Unit values for the subaccounts are computed at the end of each business day. The unit value is equal to the unit value for the preceding business day multiplied by a net investment factor. This net investment factor is determined based on the net asset value of the Underlying Fund, reinvested dividends and capital gains, and the daily asset charge for the mortality and expense risk and certain administrative charges, as applicable.

Taxes

Operations of the Separate Account are included in the income tax return of the Company, which is taxed as a life insurance company under the Internal Revenue Code (“IRC”). The Separate Account is not taxed as a regulated investment company under Subchapter M of the IRC. Under the provisions of the policies, the Company has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge is currently being made against the Separate Account for such tax since, under current tax law, the Company pays no tax on investment income and capital gains reflected in variable annuity policy reserves. However, the Company retains the right to charge for any federal income tax incurred, which is attributable to the Separate Account if the law is changed. Charges for state and local taxes, if any, attributable to the Separate Account may also be made.

Use of Estimates
The preparation of financial statements in accordance with US GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Risks and Uncertainties

The Company is exposed to risk associated with the ongoing outbreak of coronavirus (“COVID-19”) and is actively monitoring developments through governmental briefings and the relevant health authorities. The effects of the outbreak on the Company are uncertain and difficult to predict, as the situation continues to evolve. Risks include (but are not limited to) the disruption of business operations due to changing work environments for employees, agents and distributors, and business partners; potential economic hardship of policyholders and issuers of investments held by the Separate Account; and disruptions of product marketing and sales efforts. The Separate Account has business continuity plans in place to mitigate the risks posed to business operations by disruptive incidents such as these.

Subsequent Events

Management has evaluated subsequent events though the issuance of these financial statements and determined that no additional disclosures are required.
23

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

3. Investments

The aggregate cost of Underlying Fund shares purchased and proceeds from Underlying Fund shares sold during the period ended December 31, 2022 and the cost of investments held at December 31, 2022, for each subaccount, were as follows:

Subaccount	Purchases	Sales	Cost
Affiliated:
Touchstone VST Balanced Fund	$7,545,213	$3,675,198	$33,791,259
Touchstone VST Bond Fund	781,486	2,352,857	13,692,738
Touchstone VST Common Stock Fund	4,433,227	3,514,489	26,165,425
Non-Affiliated Initial Class:
Fidelity VIP Balanced Portfolio	146,884	282,681	1,566,081
Fidelity VIP Overseas Portfolio	27,504	187,005	1,141,239
Fidelity VIP Equity-Income Portfolio	1,476,705	1,887,237	8,059,504
Fidelity VIP Growth Portfolio	602,574	640,262	6,402,876
Fidelity VIP High Income Portfolio	17,181	106,906	362,582
Fidelity VIP Asset Manager Portfolio	243,995	401,626	2,628,840
Fidelity VIP Contrafund® Portfolio	998,060	1,117,486	11,872,484
Fidelity VIP Index 500 Portfolio	124,346	509,806	3,476,544
Fidelity VIP Investment Grade Bond Portfolio	142,928	228,210	2,016,905
Fidelity VIP Government Money Market	7,597,380	5,057,234	9,592,281
Non-Affiliated Service Class:
Fidelity VIP Equity-Income Portfolio	9,982	59,198	172,245
Fidelity VIP Growth Portfolio	47,522	61,825	525,403
Fidelity VIP High Income Portfolio	87,051	32,703	127,997
Fidelity VIP Asset Manager Portfolio	299	243	3,394
Fidelity VIP Contrafund® Portfolio	40,481	60,056	670,876
Fidelity VIP Balanced Portfolio	10,663	5,894	120,597
Fidelity VIP Mid Cap Portfolio	172,010	432,890	2,314,738
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager Portfolio	165,278	325,498	1,537,536
Fidelity VIP Balanced Portfolio	2,736,528	3,389,047	7,782,645
Fidelity VIP Bond Index Portfolio	4,197,566	572,248	9,300,080
Fidelity VIP Contrafund® Portfolio	3,522,948	5,599,067	28,581,371
Fidelity VIP Disciplined Small Cap Portfolio	1,045,219	265,910	2,698,403
Fidelity VIP Equity-Income Portfolio	885,259	1,337,765	4,037,493
Fidelity VIP Extended Market Index Portfolio	703	48,926	11,675
Fidelity VIP Freedom 2010 Portfolio	25,862	78,075	269,055
Fidelity VIP Freedom 2015 Portfolio	96,722	170,601	664,212
Fidelity VIP Freedom 2020 Portfolio	809,721	1,058,844	4,208,434
Fidelity VIP Freedom 2025 Portfolio	723,641	1,137,587	5,762,338
Fidelity VIP Freedom 2030 Portfolio	158,061	36,308	888,745
Fidelity VIP Growth Portfolio	5,123,924	5,093,079	19,429,787

(a) Name Change. See Note 1.	24
(b) New Underlying Fund. Note 1.
(c) Merger. See Note 1.

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

3. Investments (continued)

Subaccount	Purchases	Sales	Cost
Non-Affiliated Service Class 2 (continued):
Fidelity VIP High Income Portfolio	$6,503,790	$2,424,395	$5,954,504
Fidelity VIP Index 500 Portfolio	5,120,205	11,370,659	28,208,301
Fidelity VIP International Index Portfolio	1,095,453	90,747	2,225,562
Fidelity VIP Investment Grade Bond Portfolio	4,018,415	4,278,504	32,789,066
Fidelity VIP Mid Cap Portfolio	830,911	1,421,148	6,770,085
Fidelity VIP Overseas Portfolio	336,096	393,314	2,245,983
Fidelity VIP Target Volatility Portfolio	809,574	456,984	4,814,862
Fidelity VIP Total Market Index Portfolio	1,623,502	230,334	3,318,570
Non-Affiliated Class 1:
Columbia VP – Select Mid Cap Value Fund	863,418	951,979	1,586,949
Franklin Growth and Income VIP Fund	657,419	238,763	1,538,012
Franklin Income VIP Fund	255,856	629,973	3,183,594
JP Morgan IT Mid Cap Value	65,513	27,105	385,107
Morgan Stanley VIF Emerging Markets Debt Portfolio	16,121	17,860	254,613
Morgan Stanley VIF U.S. Real Estate Portfolio	313,015	118,598	1,197,843
Non-Affiliated Class 2:
American Funds I.S. Managed Risk Asset Allocation Fund	1,630,792	509,140	7,780,397
Columbia VP – Small Cap Value Fund	1,382,307	453,125	3,451,789
Franklin Growth and Income VIP Fund	4,130,226	1,058,902	10,006,720
Franklin Income VIP Fund	2,428,979	2,142,089	16,495,427
Franklin Large Cap Growth VIP Fund	2,260,283	2,234,859	6,678,317
Franklin Mutual Shares VIP Fund	4,514,248	3,031,219	22,898,359
Franklin Small Cap Value VIP Fund	424,928	237,151	2,128,708
Invesco V.I. American Franchise Fund	910,691	603,802	3,478,616
Invesco V.I. American Value Fund	5,574,318	2,434,366	12,816,942
Invesco V.I. Comstock Fund	1,327,501	2,196,504	9,509,726
Invesco V.I. EQV International Equity Fund (a)	1,313,509	513,921	5,322,676
Invesco V.I. Discovery Mid Cap Growth Fund (a)	1,331,155	204,164	3,490,044
Templeton Foreign VIP Fund	1,286,083	1,253,263	9,199,693
Templeton Global Bond VIP Fund	7,938	630,412	2,449,267
Templeton Growth VIP Fund	68,334	314,420	2,240,752
Morgan Stanley VIF Emerging Markets Debt Portfolio	91,595	79,058	792,635
Morgan Stanley VIF Emerging Markets Equity Portfolio	456,717	291,941	2,077,871
Morgan Stanley VIF U.S. Real Estate Portfolio	2,133,856	952,528	4,598,355
Non-Affiliated Class 3:
BlackRock Capital Appreciation V.I. Fund	3,822,012	1,772,299	20,741,501
BlackRock Global Allocation V.I. Fund	427,511	311,121	1,907,297
BlackRock High Yield V.I. Fund	172,415	85,393	1,032,974
BlackRock Total Return V.I. Fund	315,706	344,684	2,050,353
TOPS® Managed Risk Moderate Growth ETF Portfolio	2,442,699	595,707	3,590,820
Non-Affiliated Class 4:
American Funds I.S. The Bond Fund of America (a)	543,542	423,243	2,878,701
American Funds I.S. Capital Income Builder Fund	372,639	154,517	1,413,537
American Funds I.S. Global Growth Fund	1,328,489	2,431,759	8,331,846
American Funds I.S. Growth Fund	2,950,171	1,300,653	15,914,028
American Funds I.S. Growth-Income Fund	2,145,246	3,894,308	15,063,586
American Funds I.S. New World Fund	938,386	144,185	2,872,715

(a) Name Change. See Note 1.	25
(b) New Underlying Fund. Note 1.
(c) Merger. See Note 1.

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

3. Investments (continued)

Subaccount	Purchases	Sales	Cost
Non-Affiliated Class A:
DWS Small Cap Index VIP Fund	$184,398	$207,793	$374,965
Non-Affiliated Class B:
DWS Small Cap Index VIP Fund	827,606	687,537	2,128,556
Advisor Class:
PIMCO VIT All Asset Portfolio	96,315	81,617	632,638
PIMCO VIT International Bond Portfolio (US Dollar Hedged)	1,704	34,958	47,788
PIMCO VIT CommodityRealReturn® Strategy Portfolio	869,607	941,772	1,598,028
PIMCO VIT Long-Term U.S. Government Portfolio	775,097	782,598	381,914
PIMCO VIT Low Duration Portfolio	7,789,952	11,023,139	6,715,462
PIMCO VIT Real Return Portfolio	938,333	911,122	772,110
PIMCO VIT Total Return Portfolio	6,742,205	5,695,243	51,586,419
Investor Class:
Guggenheim VT Global Managed Futures Strategy Fund	167,869	281,872	252,932
Guggenheim VT Multi-Hedge Strategies Fund	7,025	34,591	183,073
Guggenheim VT Long Short Equity Fund	2,961	6,831	96,553
ETF Shares:
iShares® Core S&P 500 ETF	8,168,131	12,659,200	62,415,458
iShares® Core S&P Mid-Cap ETF	2,292,259	4,576,317	18,704,915
iShares® Core S&P Small-Cap ETF	1,269,222	2,011,267	10,301,496
iShares® Core U.S. Aggregate Bond ETF	266,465	226,489	1,967,743
iShares® iBoxx $ High Yield Corporate Bond ETF	117,974	111,974	956,082
iShares® 5-10 Year Investment Grade Corporate Bond ETF	169,349	159,252	1,498,164
iShares® International Treasury Bond ETF	1,759,967	1,216,846	13,756,205
iShares® S&P 500 Growth ETF	1,542,947	1,319,019	6,538,318
iShares® S&P 500 Value ETF	321,392	823,799	2,861,895
iShares® TIPS Bond ETF	44,212	21,037	221,325
Vanguard® Developed Markets Index Fund, ETF Shares	1,733,283	1,827,373	12,389,060
Vanguard® Dividend Appreciation Index Fund, ETF Shares	289,740	439,306	1,735,486
Vanguard® Emerging Markets Stock Index Fund, ETF Shares	78,602	55,813	558,585
Vanguard® Intermediate-Term Corporate Bond Index Fund, ETF Shares	10,298	23,921	238,628
Vanguard® Large-Cap Index Fund, ETF Shares	231,743	366,563	1,532,723
Vanguard® Mega Cap Index Fund, ETF Shares	35,071	86,272	198,909
Vanguard® Real Estate Index Fund, ETF Shares	145,178	108,082	980,053
Vanguard® Short-Term Bond Index Fund, ETF Shares	37,771	49,785	329,393
Vanguard® Total Bond Market Index Fund, ETF Shares	8,837,573	13,718,461	97,602,865

(a) Name Change. See Note 1.	26
(b) New Underlying Fund. Note 1.
(c) Merger. See Note 1.

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

4. Expenses and Related Party Transactions

The Company assumes mortality and expense risks and incurs certain administrative expenses related to the operations of the Separate Account. All charges listed below under “Mortality and Expenses %” are the annual rates deducted as a daily charge, thus affecting the unit values. All other charges, including the annual administration fee, some optional benefit fees (those not listed under “Mortality and Expense %”), withdrawal charges and transfer charges, if any, are taken from the contract’s account value by redeeming units. Fourteen contracts are currently included in the Separate Account. The products are stated in the table below, along with the mortality and expense charges and the annual administration fee:

	Contracts	Mortality and Expense %	Annual Administration Fee
1	GrandMaster	1.35	$30
2	GrandMaster flex3	1.55	$50
3	IQ	1.35	$30
4	IQ3	1.45	$30
5	IQ Advisor - Standard	0.60	N/A
	IQ Advisor - Enhanced	0.80	N/A
6	AnnuiChoice	1.00	$30
	AnnuiChoice - GMAB Rider	1.60	$30
7	AnnuiChoice II	1.15	$30
	AnnuiChoice II - GMAB Rider	1.75	$30
8	Pinnacle Plus	1.67	$40
	Pinnacle Plus- Reduced M&E	1.15	$40
9	Pinnacle	1.35	$30
	Pinnacle-Reduced M&E	1.10	$30
10	Pinnacle IV	1.45	$30
	Pinnacle IV - GMAB	2.05	$30
11	Pinnacle V	1.55	$30
	Pinnacle V - GMAB	2.15	$30
12	AdvantEdge	1.60	$50
13	VAROOM	1.75	N/A
	VAROOM - Standard Option	2.35	N/A
	VAROOM - Self Styled Option	2.55	N/A
14	VAROOM II	1.90	N/A
	VAROOM II - Standard Option	2.55	N/A
	VAROOM II - Self Styled Option	2.75	N/A
	VAROOM II - Standard Option II	3.00	N/A
	VAROOM II - Self Styled Option II	3.20	N/A

For optional benefits that are not included in the daily mortality and expense charge, the Company deducts an amount either quarterly or annually, depending on the benefit, to cover the cost of the additional benefits elected.

27

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

4. Expenses and Related Party Transactions (continued)

For charges that are dependent on contract owner actions, e.g., withdrawal charges and transfer fees, the Company deducts an amount at the time of the transaction to cover the cost. In both situations (ongoing benefit charges and transaction charges), the fees are deducted from the account value by redeeming units.

Touchstone Advisors Inc., which is affiliated with the Company, advises each of the Touchstone Variable Series Trust offered through the Company’s variable products.

28

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)
5. Financial Highlights

A summary of net assets, unit values and units outstanding for variable annuity contracts, investment income and expense ratios, excluding expenses of the underlying funds and total returns are presented for each period ended December 31. The ranges of lowest to highest unit values and total return are based on the product groupings that represent lowest and highest expense ratio amounts. The first unit value presented in the range of each subaccount within the table corresponds to the highest expense ratio for each subaccount presented within the table. The first total return presented in the range of each subaccount within the table corresponds to the highest expense ratio for each subaccount presented within the table. Therefore, some individual contract ratios are not within the ranges presented. The financial highlights include historical highlights for funds that may no longer be offered in the current year statements.

** Investment income ratio amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Underlying Fund net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk and administrative charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Underlying Fund in which the subaccounts invest. Therefore, the Investment Income Ratio is greatly affected by the amount of subaccount assets that are present on specific dividend record dates.

*** Expense ratio amounts represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense risk and administrative charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

**** Total return amounts represent the total return for the periods indicated, including changes in the fair value of the Underlying Fund, which includes expenses assessed through the reduction of unit values. The ratio does not include any expenses assessed through the redemption of units. Subaccounts with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

29

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2022
						Investment
	Units	Unit Value			Net Assets	Income	Expense			Total
Subaccount	(000s)	Range			(000s)	Ratio (**)	Ratio (***)			Return (****)
Affiliated:
Touchstone VST Balanced Fund	2,767	$8.78	to	$9.02	$24,631	0.46%	0.60%	to	2.15%	(17.75)%	to	(16.45)%
Touchstone VST Bond Fund	1,292	9.00	to	9.35	11,726	1.71%	0.60%	to	1.67%	(15.34)%	to	(14.42)%
Touchstone VST Common Stock Fund	2,040	13.27	to	13.78	27,355	0.23%	0.60%	to	1.67%	(19.16)%	to	(18.28)%
Non-Affiliated Initial Class:
Fidelity VIP Balanced Portfolio	54	23.63	to	24.29	1,705	1.24%	1.10%	to	1.35%	(19.05)%	to	(18.84)%
Fidelity VIP Overseas Portfolio	37	11.54	to	13.68	1,241	0.99%	0.60%	to	1.67%	(25.74)%	to	(24.94)%
Fidelity VIP Equity-Income Portfolio	94	36.72	to	37.75	8,337	1.87%	1.10%	to	1.35%	(6.24)%	to	(6.00)%
Fidelity VIP Growth Portfolio	30			219.55	6,533	0.61%			1.35%			(25.48)%
Fidelity VIP High Income Portfolio	11			28.87	305	4.71%			1.35%			(12.57)%
Fidelity VIP Asset Manager Portfolio	38			63.24	2,413	1.94%			1.35%			(16.08)%
Fidelity VIP Contrafund® Portfolio	131	57.98	to	59.59	11,740	0.50%	1.10%	to	1.35%	(27.31)%	to	(27.12)%
Fidelity VIP Index 500 Portfolio	109	31.95	to	29.01	4,994	1.44%	1.10%	to	1.45%	(19.40)%	to	(19.11)%
Fidelity VIP Investment Grade Bond Portfolio	82	12.58	to	14.91	1,701	2.17%	0.60%	to	1.67%	(14.41)%	to	(13.48)%
Fidelity VIP Government Money Market	1,009	9.64	to	10.17	9,592	1.61%	0.60%	to	3.20%	(1.80)%		0.83%
Non-Affiliated Service Class:
Fidelity VIP Equity-Income Portfolio	6			29.38	179	1.49%			1.45%			(6.46)%
Fidelity VIP Growth Portfolio	15	34.60	to	36.06	515	0.51%	1.10%	to	1.45%	(25.62)%	to	(25.35)%
Fidelity VIP High Income Portfolio	7			15.83	113	6.53%			1.45%			(12.84)%
Fidelity VIP Asset Manager Portfolio	-*			19.52	3	1.95%			1.45%			(16.26)%
Fidelity VIP Contrafund® Portfolio	16			42.30	685	0.40%			1.45%			(27.45)%
Fidelity VIP Balanced Portfolio	5			27.17	136	1.18%			1.45%			(19.21)%
Fidelity VIP Mid Cap Portfolio	26	86.95	to	85.99	2,228	0.38%	1.10%	to	1.45%	(16.09)%	to	(15.79)%
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager Portfolio	77	19.68	to	22.80	1,432	1.79%	0.60%	to	1.67%	(16.57)%	to	(15.66)%
Fidelity VIP Balanced Portfolio	287	27.56	to	32.12	7,428	0.91%	0.60%	to	1.67%	(19.55)%	to	(18.68)%
Fidelity VIP Bond Index Portfolio	923	8.80	to	8.97	8,217	1.59%	1.00%	to	1.55%	(14.72)%	to	(14.24)%
Fidelity VIP Contrafund® Portfolio	936	42.37	to	45.84	28,269	0.25%	0.60%	to	1.67%	(27.71)%	to	(26.93)%
Fidelity VIP Disciplined Small Cap Portfolio	123	18.82	to	22.31	2,448	0.59%	0.60%	to	1.67%	(19.81)%	to	(18.94)%
Fidelity VIP Equity-Income Portfolio	177	30.45	to	32.48	4,056	1.60%	0.60%	to	1.67%	(6.82)%	to	(5.81)%
Fidelity VIP Extended Market Index Portfolio	1	11.56	to	11.78	11	0.27%	1.00%	to	1.55%	(19.56)%	to	(19.12)%
Fidelity VIP Freedom 2010 Portfolio	16	14.53	to	17.22	246	1.94%	0.60%	to	1.67%	(15.10)%	to	(14.18)%
Fidelity VIP Freedom 2015 Portfolio	34	15.13	to	17.93	534	1.90%	0.60%	to	1.67%	(16.21)%	to	(15.30)%
Fidelity VIP Freedom 2020 Portfolio	232	15.40	to	18.25	3,670	1.82%	0.60%	to	1.67%	(17.37)%	to	(16.47)%
Fidelity VIP Freedom 2025 Portfolio	307	16.48	to	19.53	5,260	1.77%	0.60%	to	1.67%	(18.03)%	to	(17.14)%
Fidelity VIP Freedom 2030 Portfolio	54	16.82	to	19.93	925	1.69%	0.60%	to	1.67%	(18.47)%	to	(17.58)%
Fidelity VIP Growth Portfolio	439	43.56	to	46.49	15,762	0.35%	0.60%	to	1.67%	(25.90)%	to	(25.10)%
Fidelity VIP High Income Portfolio	283	18.63	to	21.03	5,321	8.96%	0.60%	to	1.67%	(13.15)%	to	(12.20)%
Fidelity VIP Index 500 Portfolio	1,343	37.99	to	30.55	36,132	1.21%	0.60%	to	1.67%	(19.78)%	to	(18.91)%
Fidelity VIP International Index Portfolio	195	10.08	to	10.28	1,985	2.62%	1.00%	to	1.55%	(17.51)%	to	(17.05)%
Fidelity VIP Investment Grade Bond Portfolio	2,117	12.87	to	15.60	27,237	2.05%	0.60%	to	1.67%	(14.66)%	to	(13.73)%
Fidelity VIP Mid Cap Portfolio	195	47.19	to	47.18	6,251	0.26%	0.60%	to	1.67%	(16.39)%	to	(15.48)%
Fidelity VIP Overseas Portfolio	150	22.40	to	21.77	2,163	0.85%	0.60%	to	1.67%	(25.94)%	to	(25.13)%

(a) Name Change. See Note 1.
(b) New Underlying Fund. See Note 1.	30
-*Less than 500.

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2022
						Investment
	Units	Unit Value			Net Assets	Income	Expense			Total
Subaccount	(000s)	Range			(000s)	Ratio (**)	Ratio (***)			Return (****)
Non-Affiliated Service Class 2 (continued):
Fidelity VIP Target Volatility Portfolio	313	$13.03	to	$13.77	$4,110	2.25%	1.00%	to	1.60%	(17.00)%	to	(16.50)%
Fidelity VIP Total Market Index Portfolio	237	12.45	to	12.70	2,991	1.45%	1.00%	to	1.55%	(20.66)%	to	(20.22)%
Non-Affiliated Class 1:
Columbia VP – Select Mid Cap Value Fund	76	22.88	to	24.77	1,784	—%	1.00%	to	1.67%	(10.95)%	to	(10.34)%
Franklin Growth and Income VIP Fund	32	36.16	to	37.17	1,154	3.44%	1.10%	to	1.35%	(7.86)%	to	(7.62)%
Franklin Income VIP Fund	101	30.76	to	31.62	3,121	4.95%	1.10%	to	1.35%	(6.51)%	to	(6.28)%
JP Morgan IT Mid Cap Value	10	41.39	to	45.42	411	0.94%	1.00%	to	1.67%	(9.69)%	to	(9.07)%
Morgan Stanley VIF Emerging Markets Debt Portfolio	8	21.40	to	24.06	186	7.56%	1.00%	to	1.55%	(20.00)%	to	(19.55)%
Morgan Stanley VIF U.S. Real Estate Portfolio	30	29.89	to	33.13	998	1.24%	1.00%	to	1.55%	(28.18)%	to	(27.78)%
Non-Affiliated Class 2:
American Funds I.S. Managed Risk Asset Allocation Fund	556	12.80	to	13.53	7,199	2.28%	1.00%	to	1.60%	(15.34)%	to	(14.83)%
Columbia VP – Small Cap Value Fund	87	32.71	to	35.89	2,907	0.48%	1.00%	to	1.67%	(10.49)%	to	(9.88)%
Franklin Growth and Income VIP Fund	266	31.26	to	33.42	7,260	3.03%	0.60%	to	1.67%	(8.36)%	to	(7.37)%
Franklin Income VIP Fund	827	24.44	to	26.45	16,171	4.90%	0.60%	to	1.67%	(7.05)%	to	(6.04)%
Franklin Large Cap Growth VIP Fund	174	28.75	to	31.91	4,368	—%	0.60%	to	1.67%	(37.60)%	to	(36.92)%
Franklin Mutual Shares VIP Fund	1,193	23.60	to	25.78	20,130	1.85%	0.60%	to	1.67%	(8.97)%	to	(7.99)%
Franklin Small Cap Value VIP Fund	86	20.77	to	24.61	1,840	1.00%	0.60%	to	1.67%	(11.56)%	to	(10.60)%
Invesco V.I. American Franchise Fund	76	33.17	to	37.61	2,173	—%	0.60%	to	1.67%	(32.44)%	to	(31.71)%
Invesco V.I. American Value Fund	554	22.02	to	24.33	12,849	0.46%	1.00%	to	1.67%	(4.48)%	to	(3.83)%
Invesco V.I. Comstock Fund	455	34.99	to	37.48	11,241	1.35%	0.60%	to	1.67%	(0.83)%	to	0.24%
Invesco V.I. EQV International Equity Fund (a)	340	12.18	to	13.08	4,272	1.47%	1.00%	to	1.60%	(19.81)%	to	(19.32)%
Invesco V.I. Discovery Mid Cap Growth Fund (a)	194	11.74	to	11.92	2,293	—%	1.00%	to	1.55%	(32.20)%	to	(31.82)%
Templeton Foreign VIP Fund	800	16.92	to	17.29	8,454	3.06%	0.60%	to	1.67%	(9.15)%	to	(8.16)%
Templeton Global Bond VIP Fund	253	7.65	to	8.11	1,952	—%	1.00%	to	1.60%	(6.47)%	to	(5.90)%
Templeton Growth VIP Fund	123	17.95	to	18.67	1,969	0.16%	0.60%	to	1.67%	(12.98)%	to	(12.03)%
Morgan Stanley VIF Emerging Markets Debt Portfolio	44	17.72	to	19.35	586	7.47%	0.60%	to	1.67%	(20.16)%	to	(19.29)%
Morgan Stanley VIF Emerging Markets Equity Portfolio	130	26.23	to	25.03	1,582	0.37%	0.60%	to	1.67%	(26.38)%	to	(25.58)%
Morgan Stanley VIF U.S. Real Estate Portfolio	299	25.76	to	27.27	3,454	0.99%	0.60%	to	1.67%	(28.43)%	to	(27.65)%
Non-Affiliated Class 3:
BlackRock Capital Appreciation V.I. Fund	601	23.48	to	25.20	14,417	2.24%	1.00%	to	1.60%	(38.81)%	to	(38.43)%
BlackRock Global Allocation V.I. Fund	113	13.14	to	14.10	1,533	—%	1.00%	to	1.60%	(17.41)%	to	(16.91)%
BlackRock High Yield V.I. Fund	77	11.62	to	12.06	915	4.98%	1.00%	to	1.55%	(11.94)%	to	(11.45)%
BlackRock Total Return V.I. Fund	188	9.17	to	9.52	1,731	1.89%	1.00%	to	1.55%	(15.59)%	to	(15.12)%
TOPS® Managed Risk Moderate Growth ETF Portfolio	216	11.50	to	12.19	2,534	16.12%	1.00%	to	1.60%	(14.91)%	to	(14.39)%
Non-Affiliated Class 4:
American Funds I.S. The Bond Fund of America (a)	253	9.48	to	9.83	2,430	2.73%	1.00%	to	1.55%	(14.10)%	to	(13.62)%
American Funds I.S. Capital Income Builder Fund	121	11.77	to	12.29	1,450	2.62%	1.00%	to	1.55%	(8.81)%	to	(8.30)%
American Funds I.S. Global Growth Fund	453	18.03	to	19.05	8,247	0.41%	1.00%	to	1.60%	(26.12)%	to	(25.67)%
American Funds I.S. Growth Fund	493	24.36	to	25.74	12,217	0.10%	1.00%	to	1.60%	(31.23)%	to	(30.81)%
American Funds I.S. Growth-Income Fund	753	19.71	to	20.83	15,027	1.01%	1.00%	to	1.60%	(18.04)%	to	(17.54)%
American Funds I.S. New World Fund	201	11.89	to	12.56	2,463	1.18%	1.00%	to	1.60%	(23.50)%	to	(23.03)%
Non-Affiliated Class A:
DWS Small Cap Index VIP Fund	9	32.97	to	35.50	313	0.78%	1.10%	to	1.45%	(21.79)%	to	(21.51)%
Non-Affiliated Class B:
DWS Small Cap Index VIP Fund	73	30.61	to	30.92	1,663	0.57%	0.60%	to	1.67%	(22.21)%	to	(21.36)%

(a) Name Change. See Note 1.
(b) New Underlying Fund. See Note 1.	31
-*Less than 500.

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2022
						Investment
	Units	Unit Value			Net Assets	Income	Expense			Total
Subaccount	(000s)	Range			(000s)	Ratio (**)	Ratio (***)			Return (****)
Advisor Class:
PIMCO VIT All Asset Portfolio	36	$14.20	to	$15.69	$535	7.47%	1.00%	to	1.67%	(13.34)%	to	(12.75)%
PIMCO VIT International Bond Portfolio (US Dollar Hedged)	4	9.69	to	10.06	41	1.33%	1.00%	to	1.55%	(11.63)%	to	(11.14)%
PIMCO VIT CommodityRealReturn® Strategy Portfolio	288	5.43	to	6.00	1,625	20.70%	1.00%	to	1.67%	6.85%	to	7.58%
PIMCO VIT Long-Term U.S. Government Portfolio	27	8.53	to	9.05	241	1.90%	1.00%	to	1.60%	(30.08)%	to	(29.66)%
PIMCO VIT Low Duration Portfolio	610	10.04	to	11.09	6,369	1.37%	1.00%	to	1.67%	(7.40)%	to	(6.78)%
PIMCO VIT Real Return Portfolio	55	11.79	to	13.03	673	7.39%	1.00%	to	1.67%	(13.46)%	to	(12.87)%
PIMCO VIT Total Return Portfolio	3,399	11.94	to	13.20	42,971	2.52%	1.00%	to	1.67%	(15.81)%	to	(15.24)%
Investor Class:
Guggenheim VT Global Managed Futures Strategy Fund	39	6.71	to	7.38	268	2.80%	1.00%	to	1.67%	9.43%	to	10.17%
Guggenheim VT Multi-Hedge Strategies Fund	20	8.86	to	9.79	192	1.13%	1.00%	to	1.67%	(5.01)%	to	(4.36)%
Guggenheim VT Long Short Equity Fund	9	10.17	to	11.24	99	0.47%	1.00%	to	1.67%	(15.81)%	to	(15.24)%
ETF Shares:
iShares® Core S&P 500 ETF	1,263	22.28	to	78.51	81,346	1.54%	1.75%	to	3.20%	(20.75)%	to	(19.57)%
iShares® Core S&P Mid-Cap ETF	417	21.77	to	64.38	23,402	1.61%	1.75%	to	3.20%	(15.86)%	to	(14.60)%
iShares® Core S&P Small-Cap ETF	220	20.37	to	65.29	12,290	1.32%	1.75%	to	3.20%	(18.85)%	to	(17.63)%
iShares® Core U.S. Aggregate Bond ETF	74	20.84	to	25.01	1,613	2.25%	1.75%	to	3.20%	(15.79)%	to	(14.53)%
iShares® iBoxx $ High Yield Corporate Bond ETF	26	21.61	to	32.12	757	5.01%	1.75%	to	3.20%	(13.83)%	to	(12.54)%
iShares® 5-10 Year Investment Grade Corporate Bond ETF	53	20.58	to	26.98	1,242	2.87%	1.75%	to	3.20%	(16.75)%	to	(15.50)%
iShares® International Treasury Bond ETF	681	17.58	to	17.71	11,073	0.10%	1.75%	to	3.20%	(24.56)%	to	(23.43)%
iShares® S&P 500 Growth ETF	122	20.63	to	84.88	8,228	0.78%	1.75%	to	3.20%	(31.76)%	to	(30.74)%
iShares® S&P 500 Value ETF	57	23.70	to	65.54	3,363	2.04%	1.75%	to	3.20%	(8.40)%	to	(7.03)%
iShares® TIPS Bond ETF	8	21.90	to	26.73	187	6.31%	1.75%	to	3.20%	(15.03)%	to	(13.76)%
Vanguard® Developed Markets Index Fund, ETF Shares	353	20.06	to	34.01	11,880	2.78%	1.75%	to	3.20%	(18.06)%	to	(16.83)%
Vanguard® Dividend Appreciation Index Fund, ETF Shares	35	24.04	to	74.58	2,081	1.92%	1.75%	to	3.20%	(12.69)%	to	(11.38)%
Vanguard® Emerging Markets Stock Index Fund, ETF Shares	20	18.11	to	23.32	474	3.78%	1.75%	to	3.20%	(20.60)%	to	(19.41)%
Vanguard® Intermediate-Term Corporate Bond Index Fund, ETF Shares	7	20.57	to	29.94	191	2.84%	1.75%	to	3.20%	(16.72)%	to	(15.47)%
Vanguard® Large-Cap Index Fund, ETF Shares	27	21.72	to	76.68	1,829	1.52%	1.75%	to	3.20%	(22.47)%	to	(21.31)%
Vanguard® Mega Cap Index Fund, ETF Shares	3	21.81	to	78.88	186	1.46%	1.75%	to	3.20%	(22.52)%	to	(21.36)%
Vanguard® Real Estate Index Fund, ETF Shares	21	20.28	to	48.53	866	3.38%	1.75%	to	3.20%	(28.60)%	to	(27.53)%
Vanguard® Short-Term Bond Index Fund, ETF Shares	15	22.26	to	22.93	304	1.43%	1.75%	to	3.20%	(8.50)%	to	(7.13)%
Vanguard® Total Bond Market Index Fund, ETF Shares	3,679	20.82	to	25.09	80,213	2.36%	1.75%	to	3.20%	(15.88)%	to	(14.62)%

(a) Name Change. See Note 1.
(b) New Underlying Fund. See Note 1.	32
-*Less than 500.

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2021
						Investment
	Units	Unit Value			Net Assets	Income	Expense			Total
Subaccount	(000s)	Range			(000s)	Ratio (**)	Ratio (***)			Return (****)
Affiliated:
Touchstone VST Balanced Fund (April 17, 2021)	2,986	$10.68	to	$10.80	$32,062	0.30%	0.60%	to	2.15%	6.77%	to	7.99%
Touchstone VST Bond Fund	1,472	10.64	to	10.92	15,744	2.36%	0.60%	to	1.67%	(2.95)%	to	(1.89)%
Touchstone VST Common Stock Fund	2,229	16.42	to	16.86	36,862	0.37%	0.60%	to	1.67%	25.44%	to	26.80%
Non-Affiliated Initial Class:
Fidelity VIP Balanced Portfolio	62	29.19	to	29.93	2,406	0.92%	1.10%	to	1.35%	16.67%	to	16.96%
Fidelity VIP Overseas Portfolio	41	15.55	to	18.22	1,898	0.52%	0.60%	to	1.67%	17.70%	to	18.98%
Fidelity VIP Equity-Income Portfolio	100	39.17	to	40.16	9,651	1.87%	1.10%	to	1.35%	23.21%	to	23.52%
Fidelity VIP Growth Portfolio	32			294.60	9,443	—%			1.35%			21.55%
Fidelity VIP High Income Portfolio	14			33.02	458	5.47%			1.35%			3.00%
Fidelity VIP Asset Manager Portfolio	44			75.36	3,292	1.60%			1.35%			8.44%
Fidelity VIP Contrafund® Portfolio	137	79.76	to	81.77	16,975	0.06%	1.10%	to	1.35%	26.11%	to	26.43%
Fidelity VIP Index 500 Portfolio	115	39.64	to	35.86	6,692	1.23%	1.10%	to	1.45%	26.71%	to	27.16%
Fidelity VIP Investment Grade Bond Portfolio	90	14.70	to	17.23	2,201	2.00%	0.60%	to	1.67%	(2.27)%	to	(1.20)%
Fidelity VIP Government Money Market	741	9.81	to	10.08	7,052	0.01%	0.60%	to	3.20%	(1.86)%		(0.59)%
Non-Affiliated Service Class:
Fidelity VIP Equity-Income Portfolio	8			31.41	251	1.76%			1.45%			23.02%
Fidelity VIP Growth Portfolio	16	46.51	to	48.31	759	—%	1.10%	to	1.45%	21.30%	to	21.73%
Fidelity VIP High Income Portfolio	4			18.16	78	2.70%			1.45%			2.98%
Fidelity VIP Asset Manager Portfolio	-*			23.31	4	1.46%			1.45%			8.21%
Fidelity VIP Contrafund® Portfolio	17			58.30	1,004	0.05%			1.45%			25.86%
Fidelity VIP Balanced Portfolio	5			33.63	173	0.86%			1.45%			16.41%
Fidelity VIP Mid Cap Portfolio	31	103.62	to	102.11	3,110	0.49%	1.10%	to	1.45%	23.69%	to	24.13%
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager Portfolio	92	23.58	to	27.03	2,025	1.41%	0.60%	to	1.67%	7.85%	to	9.02%
Fidelity VIP Balanced Portfolio	344	34.26	to	39.50	10,852	0.71%	0.60%	to	1.67%	16.02%	to	17.28%
Fidelity VIP Bond Index Portfolio	545	10.31	to	10.46	5,670	1.19%	1.00%	to	1.55%	(3.75)%	to	(3.22)%
Fidelity VIP Contrafund® Portfolio	1,029	58.62	to	62.73	43,079	0.03%	0.60%	to	1.67%	25.38%	to	26.75%
Fidelity VIP Disciplined Small Cap Portfolio	106	23.48	to	27.52	2,620	0.17%	0.60%	to	1.67%	18.38%	to	19.67%
Fidelity VIP Equity-Income Portfolio	197	32.68	to	34.49	4,990	1.62%	0.60%	to	1.67%	22.53%	to	23.86%
Fidelity VIP Extended Market Index Portfolio	5	14.37	to	14.57	73	0.49%	1.00%	to	1.55%	19.06%	to	19.72%
Fidelity VIP Freedom 2010 Portfolio	21	17.12	to	20.06	372	0.60%	0.60%	to	1.67%	3.83%	to	4.96%
Fidelity VIP Freedom 2015 Portfolio	43	18.05	to	21.16	796	0.81%	0.60%	to	1.67%	5.60%	to	6.75%
Fidelity VIP Freedom 2020 Portfolio	277	18.64	to	21.85	5,277	0.84%	0.60%	to	1.67%	7.44%	to	8.61%
Fidelity VIP Freedom 2025 Portfolio	358	20.10	to	23.57	7,433	0.84%	0.60%	to	1.67%	8.70%	to	9.89%
Fidelity VIP Freedom 2030 Portfolio	51	20.63	to	24.19	1,072	0.87%	0.60%	to	1.67%	10.20%	to	11.40%
Fidelity VIP Growth Portfolio	473	58.78	to	62.06	22,708	—%	0.60%	to	1.67%	20.85%	to	22.17%
Fidelity VIP High Income Portfolio	106	21.45	to	23.95	2,010	2.34%	0.60%	to	1.67%	2.55%	to	3.66%
Fidelity VIP Index 500 Portfolio	1,557	47.36	to	37.68	51,957	1.05%	0.60%	to	1.67%	26.12%	to	27.49%
Fidelity VIP International Index Portfolio	102	12.22	to	12.39	1,257	3.66%	1.00%	to	1.55%	5.81%	to	6.40%
Fidelity VIP Investment Grade Bond Portfolio	2,276	15.08	to	18.09	34,169	1.83%	0.60%	to	1.67%	(2.55)%	to	(1.49)%
Fidelity VIP Mid Cap Portfolio	222	56.44	to	55.82	8,567	0.35%	0.60%	to	1.67%	23.21%	to	24.55%
Fidelity VIP Overseas Portfolio	156	30.24	to	29.08	2,986	0.32%	0.60%	to	1.67%	17.40%	to	18.67%

33
-*Less than 500.

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2021
						Investment
	Units	Unit Value			Net Assets	Income	Expense			Total
Subaccount	(000s)	Range			(000s)	Ratio (**)	Ratio (***)			Return (****)
Non-Affiliated Service Class 2 (continued):
Fidelity VIP Target Volatility Portfolio	294	$15.70	to	$16.49	$4,658	0.02%	1.00%	to	1.60%	10.24%	to	10.91%
Fidelity VIP Total Market Index Portfolio	136	15.70	to	15.92	2,149	1.30%	1.00%	to	1.55%	23.44%	to	24.13%
Non-Affiliated Class 1:
Columbia VP – Select Mid Cap Value Fund	80	25.70	to	27.63	2,121	—%	1.00%	to	1.67%	30.12%	to	31.01%
Franklin Growth and Income VIP Fund	38	39.25	to	40.24	1,496	2.56%	1.10%	to	1.35%	23.89%	to	24.21%
Franklin Income VIP Fund	120	32.90	to	33.74	3,940	4.68%	1.10%	to	1.35%	15.43%	to	15.72%
JP Morgan IT Mid Cap Value	10	45.83	to	49.95	476	0.92%	1.00%	to	1.67%	27.72%	to	28.59%
Morgan Stanley VIF Emerging Markets Debt Portfolio	9	26.75	to	29.91	250	5.03%	1.00%	to	1.55%	(3.54)%	to	(3.00)%
Morgan Stanley VIF U.S. Real Estate Portfolio	32	41.62	to	45.88	1,472	2.08%	1.00%	to	1.55%	37.64%	to	38.40%
Non-Affiliated Class 2:
American Funds I.S. Managed Risk Asset Allocation Fund	498	15.13	to	15.88	7,606	1.41%	1.00%	to	1.60%	10.70%	to	11.38%
Columbia VP – Small Cap Value Fund	92	36.54	to	39.83	3,427	0.49%	1.00%	to	1.67%	26.65%	to	27.52%
Franklin Growth and Income VIP Fund	286	34.11	to	36.07	8,539	2.45%	0.60%	to	1.67%	23.15%	to	24.49%
Franklin Income VIP Fund	849	26.29	to	28.15	18,035	4.61%	0.60%	to	1.67%	14.81%	to	16.05%
Franklin Large Cap Growth VIP Fund	204	46.07	to	50.58	8,540	—%	0.60%	to	1.67%	13.35%	to	14.58%
Franklin Mutual Shares VIP Fund	1,262	25.93	to	28.02	23,078	2.92%	0.60%	to	1.67%	17.18%	to	18.45%
Franklin Small Cap Value VIP Fund	93	23.48	to	27.53	2,264	0.89%	0.60%	to	1.67%	23.27%	to	24.61%
Invesco V.I. American Franchise Fund	88	49.10	to	55.07	3,695	—%	0.60%	to	1.67%	9.78%	to	10.98%
Invesco V.I. American Value Fund	503	23.05	to	25.30	12,165	0.24%	1.00%	to	1.67%	25.49%	to	26.35%
Invesco V.I. Comstock Fund	510	35.28	to	37.39	12,528	1.63%	0.60%	to	1.67%	30.82%	to	32.24%
Invesco V.I. International Growth Fund	319	15.19	to	16.21	4,973	1.10%	1.00%	to	1.60%	3.92%	to	4.55%
Invesco V.I. Discovery Mid Cap Growth Series II	165	17.32	to	17.48	2,862	—%	1.00%	to	1.55%	16.95%	to	17.61%
Templeton Foreign VIP Fund	815	18.63	to	18.83	9,356	1.81%	0.60%	to	1.67%	2.42%	to	3.53%
Templeton Global Bond VIP Fund	327	8.18	to	8.62	2,692	—%	1.00%	to	1.60%	(6.51)%	to	(5.94)%
Templeton Growth VIP Fund	135	20.62	to	21.23	2,506	1.10%	0.60%	to	1.67%	3.12%	to	4.24%
Morgan Stanley VIF Emerging Markets Debt Portfolio	46	22.20	to	23.97	767	5.29%	0.60%	to	1.67%	(3.60)%	to	(2.55)%
Morgan Stanley VIF Emerging Markets Equity Portfolio	133	35.64	to	33.64	2,175	0.72%	0.60%	to	1.67%	1.23%	to	2.34%
Morgan Stanley VIF U.S. Real Estate Portfolio	279	35.99	to	37.70	4,507	1.81%	0.60%	to	1.67%	37.11%	to	38.60%
Non-Affiliated Class 3:
BlackRock Capital Appreciation V.I. Fund	550	38.36	to	40.94	21,472	—%	1.00%	to	1.60%	18.96%	to	19.68%
BlackRock Global Allocation V.I. Fund	106	15.91	to	16.97	1,734	0.86%	1.00%	to	1.60%	4.71%	to	5.35%
BlackRock High Yield V.I. Fund	73	13.20	to	13.62	983	3.96%	1.00%	to	1.55%	3.58%	to	4.16%
BlackRock Total Return V.I. Fund	193	10.86	to	11.21	2,105	1.26%	1.00%	to	1.55%	(3.22)%	to	(2.68)%
TOPS® Managed Risk Moderate Growth ETF Portfolio	252	13.51	to	14.24	3,460	1.05%	1.00%	to	1.60%	9.21%	to	9.87%
Non-Affiliated Class 4:
American Funds I.S. The Bond Fund of America	248	11.03	to	11.38	2,763	1.45%	1.00%	to	1.55%	(2.13)%	to	(1.58)%
American Funds I.S. Capital Income Builder Fund	105	12.91	to	13.40	1,366	2.53%	1.00%	to	1.55%	12.90%	to	13.53%
American Funds I.S. Global Growth Fund	557	24.40	to	25.63	13,727	0.21%	1.00%	to	1.60%	14.28%	to	14.97%
American Funds I.S. Growth Fund	501	35.42	to	37.20	18,012	0.06%	1.00%	to	1.60%	19.74%	to	20.47%
American Funds I.S. Growth-Income Fund	913	24.05	to	25.26	22,188	0.95%	1.00%	to	1.60%	21.82%	to	22.56%
American Funds I.S. New World Fund	157	15.54	to	16.32	2,497	0.66%	1.00%	to	1.60%	2.96%	to	3.58%
Non-Affiliated Class A:
DWS Small Cap Index VIP Fund	11	42.15	to	45.23	476	0.83%	1.10%	to	1.45%	12.84%	to	13.24%
Non-Affiliated Class B:
DWS Small Cap Index VIP Fund	74	39.35	to	39.32	2,254	0.56%	0.60%	to	1.67%	12.28%	to	13.50%

34
-*Less than 500.

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2021
						Investment
	Units	Unit Value			Net Assets	Income	Expense			Total
Subaccount	(000s)	Range			(000s)	Ratio (**)	Ratio (***)			Return (****)
Advisor Class:
PIMCO VIT All Asset Portfolio	41	$16.39	to	$17.98	$691	10.90%	1.00%	to	1.67%	14.10%	to	14.88%
PIMCO VIT International Bond Portfolio (US Dollar Hedged)	7	10.97	to	11.32	84	1.63%	1.00%	to	1.55%	(3.57)%	to	(3.03)%
PIMCO VIT CommodityRealReturn® Strategy Portfolio	356	5.08	to	5.58	1,871	4.04%	1.00%	to	1.67%	30.89%	to	31.78%
PIMCO VIT Long-Term U.S. Government Portfolio	29	12.21	to	12.87	361	1.46%	1.00%	to	1.60%	(6.40)%	to	(5.83)%
PIMCO VIT Low Duration Portfolio	937	10.84	to	11.89	10,477	0.45%	1.00%	to	1.67%	(2.68)%	to	(2.02)%
PIMCO VIT Real Return Portfolio	64	13.63	to	14.95	905	4.82%	1.00%	to	1.67%	3.72%	to	4.43%
PIMCO VIT Total Return Portfolio	3,377	14.19	to	15.57	50,358	1.73%	1.00%	to	1.67%	(3.01)%	to	(2.35)%
Investor Class:
Guggenheim VT Global Managed Futures Strategy Fund	58	6.13	to	6.70	361	—%	1.00%	to	1.67%	(0.75)%	to	(0.07)%
Guggenheim VT Multi-Hedge Strategies Fund	24	9.33	to	10.24	232	—%	1.00%	to	1.67%	6.30%	to	7.02%
Guggenheim VT Long Short Equity Fund	9	12.08	to	13.26	120	0.54%	1.00%	to	1.67%	21.73%	to	22.56%
ETF Shares:
iShares® Core S&P 500 ETF	1,202	28.12	to	97.61	105,876	1.32%	1.75%	to	3.20%	12.46%	to	26.50%
iShares® Core S&P Mid-Cap ETF	422	25.88	to	75.39	29,949	1.23%	1.75%	to	3.20%	3.52%	to	22.53%
iShares® Core S&P Small-Cap ETF	212	25.10	to	79.27	15,706	1.55%	1.75%	to	3.20%	0.38%	to	24.38%
iShares® Core U.S. Aggregate Bond ETF	72	24.75	to	29.27	1,858	1.76%	1.75%	to	3.20%	(1.01)%	to	(3.49)%
iShares® iBoxx $ High Yield Corporate Bond ETF	26	25.08	to	36.73	891	4.01%	1.75%	to	3.20%	0.33%	to	1.93%
iShares® 5-10 Year Investment Grade Corporate Bond ETF	52	24.72	to	31.93	1,474	2.30%	1.75%	to	3.20%	(1.13)%	to	(3.38)%
iShares® International Treasury Bond ETF	634	23.31	to	23.13	13,544	0.40%	1.75%	to	3.20%	(6.77)%	to	(10.84)%
iShares® S&P 500 Growth ETF	106	30.22	to	122.55	11,422	0.52%	1.75%	to	3.20%	20.90%	to	29.50%
iShares® S&P 500 Value ETF	62	25.87	to	70.50	4,152	1.91%	1.75%	to	3.20%	3.48%	to	22.54%
iShares® TIPS Bond ETF	7	25.78	to	30.99	201	4.22%	1.75%	to	3.20%	3.12%	to	3.87%
Vanguard® Developed Markets Index Fund, ETF Shares	346	24.48	to	40.90	14,486	3.15%	1.75%	to	3.20%	(2.08)%	to	9.69%
Vanguard® Dividend Appreciation Index Fund, ETF Shares	35	27.53	to	84.16	2,520	1.71%	1.75%	to	3.20%	10.13%	to	21.59%
Vanguard® Emerging Markets Stock Index Fund, ETF Shares	19	22.80	to	28.94	572	2.49%	1.75%	to	3.20%	(8.79)%	to	(0.52)%
Vanguard® Intermediate-Term Corporate Bond Index Fund, ETF Shares	8	24.71	to	35.42	244	2.19%	1.75%	to	3.20%	(1.18)%	to	(3.49)%
Vanguard® Large-Cap Index Fund, ETF Shares	27	28.02	to	97.45	2,483	1.31%	1.75%	to	3.20%	12.07%	to	25.17%
Vanguard® Mega Cap Index Fund, ETF Shares	3	28.16	to	100.30	298	1.21%	1.75%	to	3.20%	12.62%	to	25.34%
Vanguard® Real Estate Index Fund, ETF Shares	19	28.41	to	66.96	1,163	2.87%	1.75%	to	3.20%	13.63%	to	38.07%
Vanguard® Short-Term Bond Index Fund, ETF Shares	15	24.33	to	24.69	339	1.16%	1.75%	to	3.20%	(2.67)%	to	(2.82)%
Vanguard® Total Bond Market Index Fund, ETF Shares	3,879	24.76	to	29.39	100,075	1.89%	1.75%	to	3.20%	(0.98)%	to	(3.58)%

35
-*Less than 500.

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2020
						Investment
	Units	Unit Value			Net Assets	Income	Expense			Total
Subaccount	(000s)	Range			(000s)	Ratio (**)	Ratio (***)			Return (****)
Affiliated:
Touchstone VST Aggressive ETF Fund	574	$20.00	to	$28.46	$14,406	1.84%	0.60%	to	1.60%	10.05%	to	11.17%
Touchstone VST Bond Fund	1,394	10.97	to	11.14	15,321	1.82%	0.60%	to	1.60%	7.87%	to	8.96%
Touchstone VST Common Stock Fund	2,717	13.09	to	13.30	35,713	0.59%	0.60%	to	1.67%	21.42%	to	22.74%
Touchstone VST Conservative ETF Fund	436	17.93	to	22.06	8,123	2.51%	0.60%	to	1.75%	7.98%	to	9.24%
Touchstone VST Moderate ETF Fund	456	21.93	to	25.79	9,174	2.07%	0.60%	to	2.15%	8.68%	to	10.40%
Non-Affiliated Initial Class:
Fidelity VIP Balanced Portfolio	68	25.02	to	25.59	2,251	1.41%	1.10%	to	1.35%	20.74%	to	21.04%
Fidelity VIP Overseas Portfolio	47	13.62	to	14.49	1,766	0.42%	1.00%	to	1.45%	13.94%	to	14.46%
Fidelity VIP Equity-Income Portfolio	111	31.79	to	110.09	8,635	1.77%	1.35%	to	1.35%	5.25%	to	5.25%
Fidelity VIP Growth Portfolio	35			242.37	8,438	0.08%			1.35%			41.95%
Fidelity VIP High Income Portfolio	13			32.06	431	4.58%			1.35%			1.36%
Fidelity VIP Asset Manager Portfolio	47			69.49	3,261	1.46%			1.35%			13.32%
Fidelity VIP Contrafund® Portfolio	159	63.24	to	64.68	15,771	0.25%	1.10%	to	1.35%	28.80%	to	29.13%
Fidelity VIP Index 500 Portfolio	133	31.28	to	27.57	6,181	1.73%	1.35%	to	1.45%	16.52%	to	16.64%
Fidelity VIP Investment Grade Bond Portfolio	105	15.30	to	16.51	2,601	2.16%	1.00%	to	1.55%	7.70%	to	8.30%
Fidelity VIP Government Money Market	951	9.30	to	10.14	9,223	0.27%	0.60%	to	2.75%	(2.44)%	to	(0.28)%
Non-Affiliated Service Class:
Fidelity VIP Equity-Income Portfolio	9			25.53	238	1.98%			1.45%			5.00%
Fidelity VIP Growth Portfolio	19	38.34	to	39.69	732	0.06%	1.10%	to	1.45%	41.67%	to	42.17%
Fidelity VIP High Income Portfolio	9			17.63	159	6.46%			1.45%			1.16%
Fidelity VIP Asset Manager Portfolio	-*			21.54	4	0.21%			1.45%			13.07%
Fidelity VIP Contrafund® Portfolio	19			46.32	878	0.15%			1.45%			28.54%
Fidelity VIP Balanced Portfolio	5			28.89	150	1.24%			1.45%			20.55%
Fidelity VIP Mid Cap Portfolio	35	83.78	to	80.44	2,860	0.56%	1.35%	to	1.45%	16.33%	to	16.45%
Fidelity VIP Overseas Portfolio	-*			20.92	7	0.09%			1.45%			13.82%
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager Portfolio	94	17.37	to	24.79	1,926	0.98%	0.60%	to	1.60%	12.70%	to	13.85%
Fidelity VIP Balanced Portfolio	373	24.08	to	31.89	9,956	1.33%	1.00%	to	1.60%	20.17%	to	20.91%
Fidelity VIP Bond Index Portfolio	137	10.72	to	10.78	1,478	2.86%	1.15%	to	1.55%	5.60%	to	6.03%
Fidelity VIP Contrafund® Portfolio	1,137	46.75	to	49.49	37,962	0.08%	0.60%	to	1.67%	28.06%	to	29.45%
Fidelity VIP Disciplined Small Cap Portfolio	112	20.16	to	21.76	2,331	0.58%	1.00%	to	1.55%	16.29%	to	16.94%
Fidelity VIP Equity-Income Portfolio	234	19.20	to	27.85	4,965	1.75%	0.60%	to	1.60%	4.74%	to	5.80%
Fidelity VIP Extended Market Index Portfolio	1	12.07	to	12.07	9	0.60%	1.55%	to	1.55%	14.39%	to	14.39%
Fidelity VIP Freedom 2010 Portfolio	37	17.03	to	17.63	625	1.07%	1.15%	to	1.60%	10.44%	to	10.95%
Fidelity VIP Freedom 2015 Portfolio	44	17.78	to	18.62	759	0.89%	1.15%	to	1.60%	11.75%	to	12.26%
Fidelity VIP Freedom 2020 Portfolio	295	18.22	to	19.73	5,219	1.07%	1.15%	to	1.60%	12.89%	to	13.40%
Fidelity VIP Freedom 2025 Portfolio	392	19.49	to	21.25	7,454	1.02%	1.15%	to	1.60%	13.83%	to	14.35%
Fidelity VIP Freedom 2030 Portfolio	50	18.78	to	20.12	966	0.91%	1.15%	to	1.55%	14.84%	to	15.30%
Fidelity VIP Growth Portfolio	468	36.04	to	35.55	18,400	0.04%	1.00%	to	1.60%	41.25%	to	42.11%
Fidelity VIP High Income Portfolio	315	17.14	to	23.10	6,559	6.41%	0.60%	to	1.60%	0.78%	to	1.81%
Fidelity VIP Index 500 Portfolio	1,714	37.55	to	29.55	45,169	1.58%	0.60%	to	1.67%	15.98%	to	17.24%
Fidelity VIP International Index Portfolio	34	11.55	to	11.62	396	3.83%	1.15%	to	1.55%	8.63%	to	9.07%
Fidelity VIP Investment Grade Bond Portfolio	2,205	15.48	to	18.36	33,878	2.05%	0.60%	to	1.67%	7.34%	to	8.51%
Fidelity VIP Mid Cap Portfolio	253	22.93	to	44.82	7,937	0.41%	0.60%	to	1.60%	15.98%	to	17.16%
Fidelity VIP Overseas Portfolio	177	25.76	to	24.51	2,875	0.21%	0.60%	to	1.67%	13.41%	to	14.64%
Fidelity VIP Target Volatility Portfolio	235	14.24	to	14.87	3,370	1.30%	1.00%	to	1.60%	7.25%	to	7.90%

36
-*Less than 500.

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2020
						Investment
	Units	Unit Value			Net Assets	Income	Expense			Total
Subaccount	(000s)	Range			(000s)	Ratio (**)	Ratio (***)			Return (****)
Non-Affiliated Service Class 2 (continued):
Fidelity VIP Total Market Index Portfolio	42	$12.72	to	$12.82	$543	3.62%	1.00%	to	1.55%	18.12%	to	18.78%
Non-Affiliated Class 1:
Columbia VP – Select Mid Cap Value Fund	88	19.89	to	21.09	1,784	—%	1.00%	to	1.60%	5.76%	to	6.41%
Franklin Growth and Income VIP Fund	43	31.68	to	32.40	1,374	3.83%	1.10%	to	1.35%	4.38%	to	4.64%
Franklin Income VIP Fund	135	28.51	to	29.15	3,855	5.96%	1.10%	to	1.35%	(0.39)%	to	(0.14)%
JP Morgan IT Mid Cap Value	11	36.40	to	38.85	403	1.45%	1.00%	to	1.55%	(1.19)%	to	(0.63)%
Morgan Stanley VIF Emerging Markets Debt Portfolio	10	27.73	to	30.83	292	4.68%	1.00%	to	1.55%	3.91%	to	4.49%
Morgan Stanley VIF U.S. Real Estate Portfolio	35	30.24	to	33.15	1,199	2.77%	1.00%	to	1.55%	(18.14)%	to	(17.68)%
Non-Affiliated Class 2:
American Funds I.S. Managed Risk Asset Allocation Fund	427	13.66	to	14.26	5,881	1.52%	1.00%	to	1.60%	4.19%	to	4.82%
Columbia VP – Small Cap Value Fund	107	28.85	to	31.23	3,156	0.34%	1.00%	to	1.67%	6.78%	to	7.51%
Franklin Growth and Income VIP Fund	317	21.48	to	28.98	7,741	3.85%	0.60%	to	1.60%	3.83%	to	4.89%
Franklin Income VIP Fund	1,044	16.24	to	24.26	19,178	5.97%	0.60%	to	1.60%	(0.92)%	to	0.09%
Franklin Large Cap Growth VIP Fund	201	40.64	to	50.02	7,264	—%	1.00%	to	1.67%	42.22%	to	43.19%
Franklin Mutual Shares VIP Fund	1,349	22.13	to	27.08	20,768	2.90%	1.00%	to	1.67%	(6.63)%	to	(5.99)%
Franklin Small Cap Value VIP Fund	76	22.68	to	20.90	1,501	1.37%	1.00%	to	1.60%	3.51%	to	4.14%
Invesco V.I. American Franchise Fund	89	37.07	to	49.62	3,389	—%	0.60%	to	1.60%	39.73%	to	41.14%
Invesco V.I. American Value Fund	513	18.55	to	20.02	9,823	0.69%	1.00%	to	1.60%	(0.76)%	to	(0.15)%
Invesco V.I. Comstock Fund	598	19.59	to	28.27	11,082	2.25%	0.60%	to	1.60%	(2.67)%	to	(1.68)%
Invesco V.I. International Growth Fund	310	14.62	to	15.27	4,632	2.10%	1.15%	to	1.60%	11.92%	to	12.43%
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Series II (April 30, 2020)	127	14.81	to	14.85	1,881	—%	1.15%	to	1.55%	48.06%	to	48.47%
Templeton Foreign VIP Fund	836	18.19	to	18.18	9,373	3.48%	0.60%	to	1.67%	(2.81)%	to	(1.75)%
Templeton Global Bond VIP Fund	359	8.75	to	9.17	3,159	8.63%	1.00%	to	1.60%	(6.80)%	to	(6.23)%
Templeton Growth VIP Fund	137	13.23	to	24.29	2,447	2.98%	1.00%	to	1.60%	4.11%	to	4.74%
Morgan Stanley VIF Emerging Markets Debt Portfolio	44	15.69	to	17.24	771	4.41%	1.00%	to	1.60%	3.84%	to	4.48%
Morgan Stanley VIF Emerging Markets Equity Portfolio	148	10.43	to	32.87	2,675	1.36%	0.60%	to	1.60%	12.53%	to	13.68%
Morgan Stanley VIF U.S. Real Estate Portfolio	326	26.25	to	11.37	3,811	2.56%	1.00%	to	1.67%	(18.49)%	to	(17.93)%
Non-Affiliated Class 3:
BlackRock Capital Appreciation V.I. Fund	556	32.25	to	34.20	18,173	—%	1.00%	to	1.60%	39.25%	to	40.10%
BlackRock Global Allocation V.I. Fund	83	15.19	to	16.11	1,302	1.25%	1.00%	to	1.60%	18.78%	to	19.50%
BlackRock High Yield V.I. Fund	68	12.74	to	13.08	883	5.05%	1.00%	to	1.55%	5.38%	to	5.96%
BlackRock Total Return V.I. Fund	164	11.23	to	11.52	1,841	1.87%	1.00%	to	1.55%	6.87%	to	7.47%
TOPS® Managed Risk Moderate Growth ETF Portfolio	260	12.37	to	12.81	3,258	2.21%	1.15%	to	1.60%	4.20%	to	4.68%
Non-Affiliated Class 4:
American Funds I.S. Bond Fund	169	11.27	to	11.57	1,913	1.97%	1.00%	to	1.55%	7.68%	to	8.29%
American Funds I.S. Capital Income Builder Fund	106	11.43	to	11.80	1,222	2.67%	1.00%	to	1.55%	2.50%	to	3.07%
American Funds I.S. Global Growth Fund	616	21.36	to	22.29	13,271	0.16%	1.00%	to	1.60%	28.08%	to	28.87%
American Funds I.S. Growth Fund	362	29.58	to	30.88	10,809	0.20%	1.00%	to	1.60%	49.29%	to	50.20%
American Funds I.S. Growth-Income Fund	968	19.74	to	20.61	19,289	1.14%	1.00%	to	1.60%	11.44%	to	12.12%
American Funds I.S. New World Fund	146	15.10	to	15.76	2,243	0.04%	1.00%	to	1.60%	21.32%	to	22.06%

37
-*Less than 500.

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2020
						Investment
	Units	Unit Value			Net Assets	Income	Expense			Total
Subaccount	(000s)	Range			(000s)	Ratio (**)	Ratio (***)			Return (****)
Non-Affiliated Class A:
DWS Small Cap Index VIP Fund	12	$37.35	to	$39.05	$463	0.92%	1.35%	to	1.45%	17.70%	to	17.82%
Non-Affiliated Class B:
DWS Small Cap Index VIP Fund	60	21.77	to	37.88	1,613	0.80%	1.00%	to	1.55%	17.24%	to	17.90%
Advisor Class:
PIMCO VIT All Asset Portfolio	48	14.62	to	15.65	711	4.78%	1.00%	to	1.60%	6.18%	to	6.83%
PIMCO VIT International Bond Portfolio (US Dollar Hedged)	5	11.38	to	11.59	61	4.03%	1.15%	to	1.55%	3.82%	to	4.24%
PIMCO VIT CommodityRealReturn® Strategy Portfolio	447	3.88	to	4.23	1,792	6.35%	1.00%	to	1.67%	(0.46)%	to	0.22%
PIMCO VIT Long-Term U.S. Government Portfolio	31	13.09	to	13.50	410	1.59%	1.15%	to	1.55%	15.46%	to	15.93%
PIMCO VIT Low Duration Portfolio	415	11.21	to	12.14	4,771	1.19%	1.00%	to	1.60%	1.24%	to	1.86%
PIMCO VIT Real Return Portfolio	65	13.25	to	14.32	884	1.34%	1.00%	to	1.60%	9.82%	to	10.49%
PIMCO VIT Total Return Portfolio	2,988	14.63	to	15.94	45,640	2.02%	1.00%	to	1.67%	6.73%	to	7.45%
Investor Class:
Guggenheim VT Global Managed Futures Strategy Fund	60	6.18	to	7.87	381	3.70%	1.15%	to	1.67%	0.88%	to	1.42%
Guggenheim VT Multi-Hedge Strategies Fund	28	8.98	to	9.57	262	1.28%	1.00%	to	1.60%	5.67%	to	6.31%
Guggenheim VT Long Short Equity Fund	15	10.31	to	10.82	161	0.80%	1.00%	to	1.60%	3.25%	to	3.88%
ETF Shares:
iShares® Core S&P 500 ETF	1,351	70.24	to	77.16	96,867	1.82%	1.75%	to	2.75%	15.10%	to	16.28%
iShares® Core S&P Mid-Cap ETF	484	58.22	to	61.53	28,686	1.58%	1.75%	to	2.75%	10.43%	to	11.56%
iShares® Core S&P Small-Cap ETF	251	60.20	to	63.73	15,382	1.42%	1.75%	to	2.75%	8.19%	to	9.30%
iShares® Core U.S. Aggregate Bond ETF	65	26.29	to	30.33	1,765	2.17%	1.75%	to	2.75%	4.52%	to	5.60%
iShares® iBoxx $ High Yield Corporate Bond ETF	24	32.21	to	36.03	829	5.08%	1.75%	to	2.75%	1.57%	to	2.62%
iShares® 5-10 Year Investment Grade Corporate Bond ETF	42	29.24	to	33.04	1,236	2.84%	1.75%	to	2.75%	6.63%	to	7.73%
iShares® International Treasury Bond ETF	525	23.63	to	25.94	12,657	—%	1.75%	to	2.75%	7.83%	to	8.94%
iShares® S&P 500 Growth ETF	121	84.40	to	94.63	10,456	0.96%	1.75%	to	2.75%	29.63%	to	30.96%
iShares® S&P 500 Value ETF	73	54.34	to	57.53	4,059	2.64%	1.75%	to	2.75%	(1.62)%	to	(0.61)%
iShares® TIPS Bond ETF	8	24.46	to	29.84	227	1.21%	1.75%	to	2.75%	7.78%	to	8.89%
Vanguard® Developed Markets Index Fund, ETF Shares	360	38.43	to	37.29	13,940	2.38%	1.75%	to	2.75%	6.68%	to	7.77%
Vanguard® Dividend Appreciation Index Fund, ETF Shares	33	61.29	to	69.22	2,090	1.84%	1.75%	to	2.75%	12.21%	to	13.36%
Vanguard® Emerging Markets Stock Index Fund, ETF Shares	19	31.12	to	29.09	579	2.24%	1.75%	to	2.75%	12.02%	to	13.17%
Vanguard® Intermediate-Term Corporate Bond Index Fund, ETF Shares	7	31.68	to	36.71	227	2.66%	1.75%	to	2.75%	6.44%	to	7.54%
Vanguard® Large-Cap Index Fund, ETF Shares	27	71.56	to	77.85	2,030	1.70%	1.75%	to	2.75%	17.66%	to	18.87%
Vanguard® Mega Cap Index Fund, ETF Shares	5	73.27	to	80.02	380	1.77%	1.75%	to	2.75%	18.19%	to	19.40%
Vanguard® Real Estate Index Fund, ETF Shares	22	43.42	to	48.50	971	4.14%	1.75%	to	2.75%	(7.20)%	to	(6.25)%
Vanguard® Short-Term Bond Index Fund, ETF Shares	14	23.25	to	25.07	332	1.79%	1.90%	to	2.75%	1.82%	to	2.71%
Vanguard® Total Bond Market Index Fund, ETF Shares	3,378	26.34	to	30.48	91,221	2.24%	1.75%	to	2.75%	4.75%	to	5.83%

38
-*Less than 500.

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2019
						Investment
	Units	Unit Value			Net Assets	Income	Expense			Total
Subaccount	(000s)	Range			(000s)	Ratio (**)	Ratio (***)			Return (****)
Affiliated:
Touchstone VST Aggressive ETF Fund	581	$18.17	to	$25.60	$13,221	1.73%	0.60%	to	1.60%	20.42%	to	21.65%
Touchstone VST Bond Fund (July 12, 2019)	1,310	10.17	to	10.20	13,329	1.31%	1.00%	to	1.67%	1.67%	to	2.00%
Touchstone VST Common Stock Fund (July 12, 2019)	3,423	10.78	to	10.83	36,938	0.54%	0.60%	to	1.67%	7.77%	to	8.33%
Touchstone VST Conservative ETF Fund	523	15.90	to	20.20	8,958	2.33%	0.60%	to	2.15%	12.99%	to	14.77%
Touchstone VST Moderate ETF Fund	545	20.18	to	23.36	10,043	2.11%	0.60%	to	2.15%	16.41%	to	18.25%
Non-Affiliated Initial Class:
Fidelity VIP Balanced Portfolio	77	20.72	to	21.14	2,096	1.61%	1.10%	to	1.35%	22.83%	to	23.14%
Fidelity VIP Overseas Portfolio	59	11.80	to	12.66	1,860	1.70%	1.00%	to	1.55%	25.79%	to	26.49%
Fidelity VIP Equity-Income Portfolio	127	30.20	to	104.60	9,354	1.97%			1.35%			25.72%
Fidelity VIP Growth Portfolio	39	170.74	to	170.74	6,738	0.25%			1.35%			32.50%
Fidelity VIP High Income Portfolio	20	31.63	to	31.63	619	4.83%			1.35%			13.55%
Fidelity VIP Asset Manager Portfolio	51	61.33	to	61.33	3,142	1.72%			1.35%			16.65%
Fidelity VIP Contrafund® Portfolio	195	49.10	to	50.09	14,517	0.45%	1.10%	to	1.35%	29.80%	to	30.13%
Fidelity VIP Index 500 Portfolio	154	26.85	to	23.64	6,098	1.93%	1.35%	to	1.45%	29.45%	to	29.58%
Fidelity VIP Investment Grade Bond Portfolio	113	14.20	to	15.24	2,604	2.64%	1.00%	to	1.55%	7.97%	to	8.57%
Fidelity VIP Government Money Market	713	9.53	to	10.17	7,004	2.01%	0.60%	to	2.75%	(0.79)%	to	1.40%
Non-Affiliated Service Class:
Fidelity VIP Equity-Income Portfolio	9	24.32	to	24.32	216	1.93%			1.45%			25.48%
Fidelity VIP Growth Portfolio	24	27.07	to	27.92	648	0.16%	1.10%	to	1.45%	32.24%	to	32.71%
Fidelity VIP High Income Portfolio	11	17.43	to	17.43	191	6.40%			1.45%			13.25%
Fidelity VIP Asset Manager Portfolio	2	19.05	to	19.05	39	6.54%			1.45%			16.45%
Fidelity VIP Contrafund® Portfolio	24	36.04	to	36.04	855	0.36%			1.45%			29.54%
Fidelity VIP Balanced Portfolio	6	23.97	to	23.97	154	1.66%			1.45%			22.50%
Fidelity VIP Mid Cap Portfolio	41	72.02	to	69.08	2,856	0.76%	1.35%	to	1.45%	21.56%	to	21.68%
Fidelity VIP Overseas Portfolio	2	18.38	to	18.38	29	1.70%			1.45%			25.82%
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager Portfolio	123	15.41	to	21.78	2,258	1.99%	0.60%	to	1.60%	16.13%	to	17.30%
Fidelity VIP Balanced Portfolio	327	20.04	to	26.38	7,612	1.63%	1.00%	to	1.60%	22.13%	to	22.87%
Fidelity VIP Bond Index Portfolio (July 12, 2019)	1	10.15	to	10.16	15	4.30%	1.35%	to	1.55%	1.48%	to	1.58%
Fidelity VIP Contrafund® Portfolio	1,353	36.51	to	38.23	34,892	0.21%	0.60%	to	1.67%	29.08%	to	30.49%
Fidelity VIP Disciplined Small Cap Portfolio	121	17.34	to	18.61	2,159	0.80%	1.00%	to	1.55%	21.46%	to	22.14%
Fidelity VIP Equity-Income Portfolio	297	18.33	to	26.32	5,496	1.90%	0.60%	to	1.60%	25.08%	to	26.34%
Fidelity VIP Freedom 2010 Portfolio	39	15.42	to	15.89	592	1.23%	1.15%	to	1.60%	13.90%	to	14.42%
Fidelity VIP Freedom 2015 Portfolio	57	15.91	to	16.59	886	1.38%	1.15%	to	1.60%	16.09%	to	16.62%
Fidelity VIP Freedom 2020 Portfolio	296	16.14	to	17.39	4,642	1.80%	1.15%	to	1.60%	17.96%	to	18.50%
Fidelity VIP Freedom 2025 Portfolio	301	17.12	to	18.58	4,987	1.79%	1.15%	to	1.60%	19.57%	to	20.12%
Fidelity VIP Freedom 2030 Portfolio	56	16.36	to	17.45	947	1.79%	1.15%	to	1.55%	22.19%	to	22.69%
Fidelity VIP Growth Portfolio	496	25.51	to	25.02	13,650	0.05%	1.00%	to	1.60%	31.83%	to	32.64%
Fidelity VIP High Income Portfolio	354	20.77	to	22.69	7,302	5.27%	0.60%	to	1.67%	12.85%	to	14.08%
Fidelity VIP Index 500 Portfolio	2,002	32.38	to	25.21	45,456	1.77%	0.60%	to	1.67%	28.83%	to	30.23%
Fidelity VIP International Index Portfolio (July 12, 2019)	*-			10.63	2	2.22%			1.55%			6.32%
Fidelity VIP Investment Grade Bond Portfolio	2,437	14.42	to	16.92	34,874	2.51%	0.60%	to	1.67%	7.58%	to	8.75%
Fidelity VIP Mid Cap Portfolio	313	39.52	to	38.25	8,650	0.68%	0.60%	to	1.67%	21.12%	to	22.43%
Fidelity VIP Overseas Portfolio	207	22.72	to	21.38	2,925	1.48%	0.60%	to	1.67%	25.37%	to	26.74%

39
-*Less than 500.

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2019
						Investment
	Units	Unit Value			Net Assets	Income	Expense			Total
Subaccount	(000s)	Range			(000s)	Ratio (**)	Ratio (***)			Return (****)
Non-Affiliated Service Class 2 (continued):
Fidelity VIP Target Volatility Portfolio	236	$13.28	to	$13.65	$3,155	1.40%	1.15%	to	1.60%	16.75%	to	17.28%
Non-Affiliated Class 1:
Columbia VP – Select Mid Cap Value Fund	88	18.69	to	19.82	1,678	—%	1.00%	to	1.67%	29.43%	to	30.31%
Franklin Growth and Income VIP Fund	59	30.35	to	30.96	1,789	2.55%	1.10%	to	1.35%	24.35%	to	24.67%
Franklin Income VIP Fund	149	28.62	to	29.19	4,269	5.47%	1.10%	to	1.35%	14.85%	to	15.14%
JP Morgan IT Mid Cap Value	12	36.84	to	39.09	437	1.49%	1.00%	to	1.55%	24.80%	to	25.49%
Morgan Stanley VIF Emerging Markets Debt Portfolio	11	26.69	to	29.51	312	5.21%	1.00%	to	1.55%	12.48%	to	13.11%
Morgan Stanley VIF U.S. Real Estate Portfolio	37	36.94	to	40.27	1,535	1.87%	1.00%	to	1.55%	17.10%	to	17.75%
Non-Affiliated Class 2:
American Funds I.S. Managed Risk Asset Allocation Fund	425	13.11	to	13.61	5,606	2.26%	1.00%	to	1.60%	16.10%	to	16.81%
Columbia VP – Small Cap Value Fund	114	27.02	to	29.05	3,151	0.27%	1.00%	to	1.67%	18.97%	to	19.78%
Franklin Growth and Income VIP Fund	344	20.68	to	30.90	7,787	2.27%	1.00%	to	1.60%	23.65%	to	24.40%
Franklin Income VIP Fund	1,096	23.13	to	24.23	20,518	5.39%	0.60%	to	1.67%	14.12%	to	15.36%
Franklin Large Cap Growth VIP Fund	214	28.58	to	34.94	5,500	—%	1.00%	to	1.67%	32.33%	to	33.23%
Franklin Mutual Shares VIP Fund	1,303	23.70	to	28.81	21,560	1.85%	1.00%	to	1.67%	20.53%	to	21.35%
Franklin Small Cap Value VIP Fund	84	21.91	to	20.07	1,612	0.96%	1.00%	to	1.60%	24.33%	to	25.09%
Invesco V.I. American Franchise Fund	112	26.53	to	35.16	3,119	—%	0.60%	to	1.60%	34.25%	to	35.61%
Invesco V.I. American Value Fund	468	18.70	to	20.05	8,988	0.44%	1.00%	to	1.60%	22.72%	to	23.46%
Invesco V.I. Comstock Fund	585	20.13	to	28.76	11,117	1.74%	0.60%	to	1.60%	22.94%	to	24.19%
Invesco V.I. International Growth Fund	346	13.06	to	13.77	4,592	1.32%	1.00%	to	1.60%	26.19%	to	26.96%
Invesco V.I. Mid Cap Growth Fund	58	15.17	to	15.40	888	—%	1.15%	to	1.55%	31.93%	to	32.46%
Templeton Foreign VIP Fund	824	18.71	to	18.51	9,568	1.68%	0.60%	to	1.67%	10.65%	to	11.85%
Templeton Global Bond VIP Fund	414	9.39	to	9.77	3,914	6.88%	1.00%	to	1.60%	0.38%	to	0.99%
Templeton Growth VIP Fund	152	12.71	to	23.19	2,634	2.78%	1.00%	to	1.60%	13.31%	to	14.00%
Morgan Stanley VIF Emerging Markets Debt Portfolio	50	22.19	to	16.50	852	5.34%	1.00%	to	1.67%	12.26%	to	13.03%
Morgan Stanley VIF Emerging Markets Equity Portfolio	184	31.30	to	28.91	2,861	1.05%	0.60%	to	1.67%	17.52%	to	18.80%
Morgan Stanley VIF U.S. Real Estate Portfolio	297	32.21	to	13.85	4,309	1.75%	1.00%	to	1.67%	16.69%	to	17.49%
Non-Affiliated Class 3:
BlackRock Capital Appreciation V.I. Fund	616	23.16	to	24.41	14,423	—%	1.00%	to	1.60%	29.45%	to	30.23%
BlackRock Global Allocation V.I. Fund	99	12.79	to	13.48	1,299	1.11%	1.00%	to	1.60%	15.87%	to	16.58%
BlackRock High Yield V.I. Fund	60	12.09	to	12.34	737	5.15%	1.00%	to	1.55%	13.08%	to	13.71%
BlackRock Total Return V.I. Fund	153	10.50	to	10.66	1,615	2.61%	1.15%	to	1.55%	7.46%	to	7.89%
TOPS® Managed Risk Moderate Growth ETF Portfolio	281	11.87	to	12.24	3,362	2.07%	1.15%	to	1.60%	14.31%	to	14.83%
Non-Affiliated Class 4:
American Funds I.S. Bond Fund	163	10.47	to	10.68	1,716	2.52%	1.00%	to	1.55%	7.39%	to	7.99%
American Funds I.S. Capital Income Builder Fund	95	11.16	to	11.45	1,071	2.75%	1.00%	to	1.55%	15.80%	to	16.44%
American Funds I.S. Global Growth Fund	725	16.67	to	17.30	12,177	0.90%	1.00%	to	1.60%	32.72%	to	33.53%
American Funds I.S. Growth Fund	378	19.82	to	20.56	7,539	0.58%	1.00%	to	1.60%	28.35%	to	29.14%
American Funds I.S. Growth-Income Fund	1,120	17.72	to	18.38	20,000	1.46%	1.00%	to	1.60%	23.84%	to	24.60%
American Funds I.S. New World Fund	143	12.44	to	12.91	1,808	0.83%	1.00%	to	1.60%	26.76%	to	27.53%

40
-*Less than 500.

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2019
						Investment
	Units	Unit Value			Net Assets	Income	Expense			Total
Subaccount	(000s)	Range			(000s)	Ratio (**)	Ratio (***)			Return (****)
Non-Affiliated Class A:
DWS Small Cap Index VIP Fund	14	$31.74	to	$33.15	$463	1.20%	1.35%	to	1.45%	23.41%	to	23.53%
Non-Affiliated Class B:
DWS Small Cap Index VIP Fund	64	29.93	to	32.13	1,485	0.80%	1.00%	to	1.67%	22.79%	to	23.62%
Advisor Class:
PIMCO VIT All Asset Portfolio	63	13.77	to	14.65	879	2.82%	1.00%	to	1.60%	9.96%	to	10.63%
PIMCO VIT International Bond Portfolio (US Dollar Hedged)	4	10.96	to	11.18	48	1.71%	1.00%	to	1.55%	5.25%	to	5.84%
PIMCO VIT CommodityRealReturn® Strategy Portfolio	453	3.90	to	4.22	1,818	4.34%	1.00%	to	1.67%	9.49%	to	10.24%
PIMCO VIT Long-Term U.S. Government Portfolio	24	11.34	to	11.77	271	2.01%	1.00%	to	1.55%	11.45%	to	12.08%
PIMCO VIT Low Duration Portfolio	416	11.07	to	11.92	4,715	2.69%	1.00%	to	1.60%	2.26%	to	2.88%
PIMCO VIT Real Return Portfolio	86	12.06	to	12.96	1,056	1.51%	1.00%	to	1.60%	6.60%	to	7.25%
PIMCO VIT Total Return Portfolio	3,018	13.71	to	14.84	42,996	2.91%	1.00%	to	1.67%	6.44%	to	7.17%
Investor Class:
Guggenheim VT Global Managed Futures Strategy Fund	68	6.12	to	6.49	421	0.95%	1.15%	to	1.67%	6.34%	to	6.90%
Guggenheim VT Multi-Hedge Strategies Fund	30	8.31	to	9.00	264	2.44%	1.00%	to	1.67%	3.26%	to	3.96%
Guggenheim VT Long Short Equity Fund	18	9.62	to	10.41	188	0.58%	1.00%	to	1.67%	3.78%	to	4.48%
ETF Shares:
iShares® Core S&P 500 ETF	1,436	61.03	to	66.36	89,258	2.28%	1.75%	to	2.75%	27.64%	to	28.95%
iShares® Core S&P Mid-Cap ETF	481	52.72	to	55.15	25,733	1.74%	1.75%	to	2.75%	22.63%	to	23.89%
iShares® Core S&P Small-Cap ETF	238	55.65	to	58.31	13,455	1.54%	1.75%	to	2.75%	19.44%	to	20.67%
iShares® Core U.S. Aggregate Bond ETF	58	25.15	to	28.72	1,505	2.75%	1.75%	to	2.75%	5.47%	to	6.56%
iShares® iBoxx $ High Yield Corporate Bond ETF	26	31.71	to	35.11	863	5.08%	1.75%	to	2.75%	10.95%	to	12.09%
iShares® Intermediate-Term Corporate Bond ETF	44	27.42	to	29.42	1,228	3.54%	1.90%	to	2.75%	11.45%	to	12.42%
iShares® International Treasury Bond ETF	516	21.92	to	23.81	11,525	0.25%	1.75%	to	2.75%	0.91%	to	1.95%
iShares® S&P 500 Growth ETF	144	65.11	to	72.26	9,626	1.76%	1.75%	to	2.75%	27.17%	to	28.48%
iShares® S&P 500 Value ETF	73	55.23	to	57.88	4,116	2.32%	1.75%	to	2.75%	28.00%	to	29.32%
iShares® TIPS Bond ETF	8	22.69	to	27.40	209	1.78%	1.75%	to	2.75%	5.37%	to	6.45%
Vanguard® Developed Markets Index Fund, ETF Shares	349	36.02	to	34.60	12,626	3.22%	1.75%	to	2.75%	19.22%	to	20.45%
Vanguard® Dividend Appreciation Index Fund, ETF Shares	39	54.62	to	61.06	2,182	1.85%	1.75%	to	2.75%	26.04%	to	27.34%
Vanguard® Emerging Markets Stock Index Fund, ETF Shares	20	27.78	to	25.70	539	3.44%	1.75%	to	2.75%	17.42%	to	18.63%
Vanguard® Intermediate-Term Corporate Bond Index Fund, ETF Shares	7	29.76	to	34.13	229	3.46%	1.75%	to	2.75%	10.96%	to	12.10%
Vanguard® Large-Cap Index Fund, ETF Shares	29	60.81	to	65.49	1,836	1.98%	1.75%	to	2.75%	27.62%	to	28.93%
Vanguard® Mega Cap Index Fund, ETF Shares	3	61.99	to	67.02	184	2.07%	1.75%	to	2.75%	27.55%	to	28.86%
Vanguard® Real Estate Index Fund, ETF Shares	19	46.79	to	51.73	946	3.57%	1.75%	to	2.75%	25.32%	to	26.60%
Vanguard® Short-Term Bond Index Fund, ETF Shares	14	22.83	to	24.41	324	2.28%	1.90%	to	2.75%	2.10%	to	2.99%
Vanguard® Total Bond Market Index Fund, ETF Shares	3,300	25.14	to	28.81	84,890	2.77%	1.75%	to	2.75%	5.84%	to	6.93%

41
-*Less than 500.

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2018
						Investment
	Units	Unit Value			Net Assets	Income	Expense			Total
Subaccount	(000s)	Range			(000s)	Ratio (**)	Ratio (***)			Return (****)
Affiliated:
Touchstone VST Active Bond Fund	956	$13.20	to	$16.66	$12,626	2.12%	1.00%	to	1.67%	(3.27)%	to	(2.60)%
Touchstone VST Aggressive ETF Fund	613	15.09	to	21.04	11,522	1.70%	0.60%	to	1.60%	(9.32)%	to	(8.40)%
Touchstone VST Conservative ETF Fund	730	14.07	to	17.60	10,989	1.69%	0.60%	to	2.15%	(6.10)%	to	(4.60)%
Touchstone VST Focused Fund	974	30.76	to	30.50	23,674	0.46%	0.60%	to	1.67%	(9.52)%	to	(8.53)%
Touchstone VST Large Cap Core Equity Fund	739	21.94	to	20.42	13,220	0.52%	1.00%	to	1.67%	(8.06)%	to	(7.43)%
Touchstone VST Moderate ETF Fund	607	17.34	to	19.76	9,608	1.83%	0.60%	to	2.15%	(8.05)%	to	(6.59)%
Non-Affiliated Initial Class:
Fidelity VIP Balanced Portfolio	95	16.87	to	17.17	2,129	1.43%	1.10%	to	1.35%	(5.52)%	to	(5.28)%
Fidelity VIP Overseas Portfolio	64	9.38	to	10.01	1,632	1.49%	1.00%	to	1.55%	(16.14)%	to	(15.66)%
Fidelity VIP Equity-Income Portfolio	144	24.02	to	83.20	8,362	2.22%			1.35%			(9.54)%
Fidelity VIP Growth Portfolio	48	128.86	to	128.86	6,247	0.24%			1.35%			(1.52)%
Fidelity VIP High Income Portfolio	21	27.86	to	27.86	577	4.35%			1.35%			(4.60)%
Fidelity VIP Asset Manager Portfolio	57	52.57	to	52.57	3,001	1.64%			1.35%			(6.63)%
Fidelity VIP Contrafund® Portfolio	218	37.83	to	38.49	12,481	0.69%	1.10%	to	1.35%	(7.65)%	to	(7.41)%
Fidelity VIP Index 500 Portfolio	171	20.74	to	18.24	5,271	1.84%	1.35%	to	1.45%	(5.88)%	to	(5.79)%
Fidelity VIP Investment Grade Bond Portfolio	130	13.15	to	14.04	2,744	2.33%	1.00%	to	1.55%	(2.08)%	to	(1.53)%
Fidelity VIP Government Money Market	892	9.61	to	10.03	8,709	1.64%	0.60%	to	2.75%	(1.16)%	to	1.04%
Non-Affiliated Service Class:
Fidelity VIP Equity-Income Portfolio	9	19.38	to	19.38	175	1.97%			1.45%			(9.74)%
Fidelity VIP Growth Portfolio	27	20.47	to	21.04	551	0.15%	1.10%	to	1.45%	(1.73)%	to	(1.38)%
Fidelity VIP High Income Portfolio	9	15.39	to	15.39	133	4.65%			1.45%			(5.01)%
Fidelity VIP Asset Manager Portfolio	-*	16.36	to	16.36	3	1.59%			1.45%			(6.82)%
Fidelity VIP Contrafund® Portfolio	27	27.82	to	27.82	745	0.60%			1.45%			(7.85)%
Fidelity VIP Balanced Portfolio	7	19.56	to	19.56	132	1.45%			1.45%			(5.66)%
Fidelity VIP Mid Cap Portfolio	47	59.25	to	56.77	2,703	0.54%	1.35%	to	1.45%	(15.88)%	to	(15.80)%
Fidelity VIP Overseas Portfolio	2	14.61	to	14.61	30	1.48%			1.45%			(16.13)%
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager Portfolio	97	13.27	to	18.57	1,505	1.36%	0.60%	to	1.60%	(7.13)%	to	(6.18)%
Fidelity VIP Balanced Portfolio	315	16.41	to	21.47	5,976	1.26%	1.00%	to	1.60%	(5.98)%	to	(5.40)%
Fidelity VIP Contrafund® Portfolio	1,560	28.28	to	29.30	31,342	0.44%	0.60%	to	1.67%	(8.21)%	to	(7.20)%
Fidelity VIP Disciplined Small Cap Portfolio	125	17.39	to	15.24	1,824	0.58%	1.00%	to	1.60%	(14.69)%	to	(14.17)%
Fidelity VIP Equity-Income Portfolio	258	14.65	to	20.83	3,945	1.94%	0.60%	to	1.60%	(10.01)%	to	(9.09)%
Fidelity VIP Freedom 2010 Portfolio	48	13.54	to	13.89	644	1.06%	1.15%	to	1.60%	(5.80)%	to	(5.37)%
Fidelity VIP Freedom 2015 Portfolio	96	13.70	to	14.22	1,279	1.36%	1.15%	to	1.60%	(6.80)%	to	(6.38)%
Fidelity VIP Freedom 2020 Portfolio	308	13.68	to	14.68	4,091	1.27%	1.15%	to	1.60%	(7.59)%	to	(7.16)%
Fidelity VIP Freedom 2025 Portfolio	315	14.32	to	15.47	4,350	1.23%	1.15%	to	1.60%	(8.28)%	to	(7.85)%
Fidelity VIP Freedom 2030 Portfolio	56	13.39	to	14.23	769	1.38%	1.15%	to	1.55%	(9.49)%	to	(9.12)%
Fidelity VIP Growth Portfolio	487	19.35	to	18.86	10,073	0.04%	1.00%	to	1.60%	(2.03)%	to	(1.43)%
Fidelity VIP High Income Portfolio	332	18.40	to	19.89	6,042	4.74%	0.60%	to	1.67%	(5.24)%	to	(4.21)%
Fidelity VIP Index 500 Portfolio	2,231	25.13	to	19.36	39,191	1.57%	0.60%	to	1.67%	(6.33)%	to	(5.30)%
Fidelity VIP Investment Grade Bond Portfolio	2,436	13.40	to	15.56	32,215	2.28%	0.60%	to	1.67%	(2.45)%	to	(1.39)%
Fidelity VIP Mid Cap Portfolio	309	32.63	to	31.24	7,328	0.39%	0.60%	to	1.67%	(16.20)%	to	(15.29)%
Fidelity VIP Overseas Portfolio	247	18.12	to	16.87	2,773	1.27%	0.60%	to	1.67%	(16.48)%	to	(15.57)%

42
-*Less than 500.

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2018
						Investment
	Units	Unit Value			Net Assets	Income	Expense			Total
Subaccount	(000s)	Range			(000s)	Ratio (**)	Ratio (***)			Return (****)
Non-Affiliated Service Class 2 (continued):
Fidelity VIP Target Volatility Portfolio	257	$11.38	to	$11.64	$2,942	1.54%	1.15%	to	1.60%	(7.50)%	to	(7.08)%
Non-Affiliated Class 1:
Columbia VP – Mid Cap Value Fund	92	14.44	to	15.21	1,362	—%	1.00%	to	1.67%	(14.75)%	to	(14.16)%
Franklin Growth and Income VIP Fund	74	24.41	to	24.83	1,803	2.62%	1.10%	to	1.35%	(5.67)%	to	(5.43)%
Franklin Income VIP Fund	162	24.92	to	25.36	4,041	5.05%	1.10%	to	1.35%	(5.39)%	to	(5.15)%
JP Morgan IT Mid Cap Value	17	29.52	to	31.15	506	1.00%	1.00%	to	1.55%	(13.21)%	to	(12.72)%
Morgan Stanley VIF Emerging Markets Debt Portfolio	13	23.73	to	26.09	336	5.69%	1.00%	to	1.55%	(8.39)%	to	(7.88)%
Morgan Stanley VIF U.S. Real Estate Portfolio	40	31.55	to	34.20	1,406	2.74%	1.00%	to	1.55%	(9.15)%	to	(8.64)%
Non-Affiliated Class 2:
American Funds I.S. Managed Risk Asset Allocation Fund	427	11.30	to	11.65	4,846	1.35%	1.00%	to	1.60%	(6.42)%	to	(5.85)%
Columbia VP – Small Cap Value Fund	122	22.71	to	24.25	2,828	0.19%	1.00%	to	1.67%	(19.54)%	to	(18.99)%
Franklin Growth and Income VIP Fund	346	21.60	to	24.84	6,447	2.39%	1.00%	to	1.67%	(6.18)%	to	(5.54)%
Franklin Income VIP Fund	1,149	20.27	to	21.01	18,891	4.97%	0.60%	to	1.67%	(5.91)%	to	(4.88)%
Franklin Large Cap Growth VIP Fund	241	21.59	to	26.22	4,465	—%	1.00%	to	1.67%	(3.12)%	to	(2.46)%
Franklin Mutual Shares VIP Fund	1,349	19.66	to	23.74	18,412	2.38%	1.00%	to	1.67%	(10.59)%	to	(9.98)%
Franklin Small Cap Value VIP Fund	90	14.82	to	16.05	1,380	0.92%	1.00%	to	1.67%	(14.34)%	to	(13.75)%
Invesco V.I. American Franchise Fund	149	19.76	to	25.93	3,068	—%	0.60%	to	1.60%	(5.44)%	to	(4.47)%
Invesco V.I. American Value Fund	424	15.23	to	16.24	6,598	0.21%	1.00%	to	1.60%	(14.27)%	to	(13.74)%
Invesco V.I. Comstock Fund	589	16.37	to	23.16	9,023	1.41%	0.60%	to	1.60%	(13.78)%	to	(12.89)%
Invesco V.I. International Growth Fund	346	10.35	to	10.84	3,627	1.87%	1.00%	to	1.60%	(16.57)%	to	(16.06)%
Invesco V.I. Mid Cap Growth Fund	39	11.50	to	11.67	453	—%	1.00%	to	1.55%	(7.34)%	to	(6.96)%
Templeton Foreign VIP Fund	863	16.91	to	16.55	8,991	2.67%	0.60%	to	1.67%	(16.86)%	to	(15.95)%
Templeton Global Bond VIP Fund	504	9.35	to	9.68	4,738	—%	1.00%	to	1.60%	0.30%	to	0.91%
Templeton Growth VIP Fund	168	16.98	to	20.34	2,577	1.98%	1.00%	to	1.67%	(16.28)%	to	(15.71)%
Morgan Stanley VIF Emerging Markets Debt Portfolio	60	19.77	to	14.60	888	5.91%	1.00%	to	1.67%	(8.60)%	to	(7.98)%
Morgan Stanley VIF Emerging Markets Equity Portfolio	198	26.64	to	24.34	2,637	0.35%	0.60%	to	1.67%	(18.90)%	to	(18.01)%
Morgan Stanley VIF U.S. Real Estate Portfolio	291	27.60	to	11.79	3,618	2.47%	1.00%	to	1.67%	(9.51)%	to	(8.89)%
Non-Affiliated Class 3:
BlackRock Capital Appreciation V.I. Fund	528	17.89	to	18.75	9,543	—%	1.00%	to	1.60%	0.49%	to	1.10%
BlackRock Global Allocation V.I. Fund	132	11.04	to	11.57	1,488	0.76%	1.00%	to	1.60%	(9.06)%	to	(8.51)%
BlackRock High Yield V.I. Fund	52	10.69	to	10.85	557	5.26%	1.00%	to	1.55%	(4.41)%	to	(3.88)%
BlackRock Total Return V.I. Fund	152	9.78	to	9.88	1,490	2.48%	1.15%	to	1.55%	(2.27)%	to	(1.88)%
TOPS® Managed Risk Moderate Growth ETF Portfolio	358	10.39	to	10.66	3,745	1.56%	1.15%	to	1.60%	(8.87)%	to	(8.45)%
Non-Affiliated Class 4:
American Funds I.S. Bond Fund	169	9.75	to	9.89	1,645	2.47%	1.00%	to	1.55%	(2.43)%	to	(2.03)%
American Funds I.S. Capital Income Builder Fund	74	9.63	to	9.83	712	2.72%	1.00%	to	1.55%	(8.69)%	to	(8.18)%
American Funds I.S. Global Growth Fund	861	12.56	to	12.95	10,883	0.49%	1.00%	to	1.60%	(10.70)%	to	(10.15)%
American Funds I.S. Growth Fund	358	15.44	to	15.92	5,548	0.27%	1.00%	to	1.60%	(2.10)%	to	(1.50)%
American Funds I.S. Growth-Income Fund	1,249	14.31	to	14.75	17,974	1.21%	1.00%	to	1.60%	(3.63)%	to	(3.04)%
American Funds I.S. New World Fund	122	9.82	to	10.12	1,210	0.75%	1.00%	to	1.60%	(15.63)%	to	(15.11)%
Non-Affiliated Class A:
DWS Small Cap Index VIP Fund	18	25.72	to	26.83	469	1.04%	1.35%	to	1.45%	(12.52)%	to	(12.43)%
Non-Affiliated Class B:
DWS Small Cap Index VIP Fund	95	24.37	to	25.99	1,706	0.61%	1.00%	to	1.67%	(12.91)%	to	(12.31)%
Advisor Class:
PIMCO VIT All Asset Portfolio	66	12.52	to	13.24	839	2.66%	1.00%	to	1.60%	(6.97)%	to	(6.40)%
PIMCO VIT International Bond Portfolio (US Dollar Hedged)	12	10.41	to	10.57	129	1.28%	1.00%	to	1.55%	0.43%	to	0.99%

43
-*Less than 500.

Separate Account I
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2018
						Investment
	Units	Unit Value			Net Assets	Income	Expense			Total
Subaccount	(000s)	Range			(000s)	Ratio (**)	Ratio (***)			Return (****)
Advisor Class (continued):
PIMCO VIT CommodityRealReturn® Strategy Portfolio	450	$3.56	to	$3.83	$1,649	1.97%	1.00%	to	1.67%	(15.64)%	to	(15.06)%
PIMCO VIT Long-Term U.S. Government Portfolio	25	10.17	to	10.50	260	2.30%	1.00%	to	1.55%	(4.00)%	to	(3.46)%
PIMCO VIT Low Duration Portfolio	482	10.77	to	11.58	5,314	1.84%	1.00%	to	1.67%	(1.45)%	to	(0.77)%
PIMCO VIT Real Return Portfolio	109	11.24	to	12.08	1,263	2.53%	1.00%	to	1.67%	(3.88)%	to	(3.29)%
PIMCO VIT Total Return Portfolio	2,997	12.88	to	13.84	39,923	2.44%	1.00%	to	1.67%	(2.31)%	to	(1.64)%
Investor Class:
Guggenheim VT Global Managed Futures Strategy Fund	105	5.76	to	6.07	615	—%	1.15%	to	1.67%	(10.55)%	to	(10.08)%
Guggenheim VT Multi-Hedge Strategies Fund	49	8.05	to	8.66	412	—%	1.00%	to	1.67%	(6.67)%	to	(6.03)%
Guggenheim VT Long Short Equity Fund	21	9.27	to	9.97	206	—%	1.00%	to	1.67%	(14.40)%	to	(13.81)%
ETF Shares:
iShares® Core S&P 500 ETF	1,549	47.81	to	51.46	75,243	1.88%	1.75%	to	2.75%	(7.11)%	to	(6.15)%
iShares® Core S&P Mid-Cap ETF	492	42.99	to	44.52	21,442	1.48%	1.75%	to	2.75%	(13.63)%	to	(12.73)%
iShares® Core S&P Small-Cap ETF	236	46.59	to	48.32	11,126	1.34%	1.75%	to	2.75%	(11.02)%	to	(10.10)%
iShares® Core U.S. Aggregate Bond ETF	53	23.84	to	26.95	1,310	2.73%	1.75%	to	2.75%	(2.67)%	to	(1.66)%
iShares® iBoxx $ High Yield Corporate Bond ETF	26	28.58	to	31.33	771	5.23%	1.75%	to	2.75%	(4.72)%	to	(3.74)%
iShares® Intermediate-Term Corporate Bond ETF	49	24.60	to	26.17	1,219	3.30%	1.90%	to	2.75%	(3.48)%	to	(2.63)%
iShares® International Treasury Bond ETF	497	21.72	to	23.36	10,979	0.31%	1.75%	to	2.75%	(5.29)%	to	(4.31)%
iShares® S&P 500 Growth ETF	154	51.20	to	56.24	8,060	1.17%	1.75%	to	2.75%	(2.95)%	to	(1.95)%
iShares® S&P 500 Value ETF	80	43.15	to	44.76	3,531	2.44%	1.75%	to	2.75%	(11.70)%	to	(10.78)%
iShares® TIPS Bond ETF	8	21.53	to	25.74	198	2.64%	1.75%	to	2.75%	(4.15)%	to	(3.16)%
Vanguard® Developed Markets Index Fund, ETF Shares	358	30.21	to	28.72	10,858	2.90%	1.75%	to	2.75%	(17.11)%	to	(16.25)%
Vanguard® Dividend Appreciation Index Fund, ETF Shares	44	43.33	to	47.95	1,973	1.88%	1.75%	to	2.75%	(4.79)%	to	(3.80)%
Vanguard® Emerging Markets Stock Index Fund, ETF Shares	21	23.66	to	21.67	476	2.43%	1.75%	to	2.75%	(17.12)%	to	(16.26)%
Vanguard® Intermediate-Term Corporate Bond Index Fund, ETF Shares	8	26.82	to	30.45	216	3.55%	1.75%	to	2.75%	(4.45)%	to	(3.46)%
Vanguard® Large-Cap Index Fund, ETF Shares	32	47.65	to	50.79	1,543	1.88%	1.75%	to	2.75%	(7.09)%	to	(6.13)%
Vanguard® Mega Cap Index Fund, ETF Shares	2	48.60	to	52.01	120	1.92%	1.75%	to	2.75%	(6.12)%	to	(5.15)%
Vanguard® Real Estate Index Fund, ETF Shares	19	37.33	to	40.86	744	4.48%	1.75%	to	2.75%	(8.63)%	to	(7.68)%
Vanguard® Short-Term Bond Index Fund, ETF Shares	15	22.36	to	23.70	348	2.00%	1.90%	to	2.75%	(1.46)%	to	(0.60)%
Vanguard® Total Bond Market Index Fund, ETF Shares	3,345	23.75	to	26.94	81,116	2.80%	1.75%	to	2.75%	(2.88)%	to	(1.87)%

44
-*Less than 500.

STATUTORY-BASIS FINANCIAL STATEMENTS

Integrity Life Insurance Company
Years Ended December 31, 2022, 2021 and 2020
With Report of Independent Auditors

Integrity Life Insurance Company

Statutory-Basis Financial Statements

Years Ended December 31, 2022, 2021 and 2020

Report of Independent Auditors

The Board of Directors
Integrity Life Insurance Company
Opinion
We have audited the statutory-basis financial statements of Integrity Life Insurance Company (the Company), which comprise the balance sheets as of December 31, 2022 and 2021, and the related statements of operations, changes in capital and surplus and cash flows for each of the three years ended December 31, 2022, and the related notes to the financial statements (collectively referred to as the “financial statements”).
Unmodified Opinion on Statutory Basis of Accounting
In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2022 and 2021, and the results of its operations and its cash flows for the three years ended December 31, 2022, on the basis of accounting described in Note 1.
Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2022 and 2021, or the results of its operations or its cash flows for the three years ended December 31, 2022.
Basis for Opinion
We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.
Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Ohio Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described
1

in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.
Responsibilities of Management for the Financial Statements
Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Ohio Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date that the financial statements are issued.
Auditor’s Responsibilities for the Audit of the Financial Statements
Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.
In performing an audit in accordance with GAAS, we:
•Exercise professional judgment and maintain professional skepticism throughout the audit.
•Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
2

•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.
We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.
/s/ Ernst & Young, LLP
April 17, 2023

3

Integrity Life Insurance Company
Balance Sheets (Statutory-Basis)

	December 31
	2022	2021
Admitted assets	(In Thousands)
Cash and invested assets:
Debt securities	$5,052,212	$5,219,718
Preferred and common stocks	606,654	736,547
Investment in common stock of subsidiary	359,182	426,317
Mortgage loans	957,269	748,539
Policy loans	96,160	102,267
Derivatives	47,599	114,319
Cash, cash equivalents and short-term investments	32,458	138,968
Receivable for securities	827	392
Securities lending reinvested collateral assets	7,737	3,844
Other invested assets	326,057	328,722
Total cash and invested assets	7,486,155	7,819,633

Investment income due and accrued	49,951	48,563
Net deferred income tax asset	28,482	—
Amounts receivable on reinsurance contracts	4,994	247
Other admitted assets	2,548	3,059
Separate account assets	1,805,085	2,084,803
Total admitted assets	$9,377,215	$9,956,305

Liabilities and capital and surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$5,013,150	$5,069,131
Liability for deposit-type contracts	941,908	919,393
Policy and contract claims	264	278
Total policy and contract liabilities	5,955,322	5,988,802

General expense due and accrued	217	270
Net deferred income tax liability	—	2,865
Current federal income taxes payable to parent	1,294	2,102
Transfer to (from) separate accounts due and accrued, net	2,845	(31,966)
Asset valuation reserve	123,263	194,805
Interest maintenance reserve	—	17,337
Amounts payable on reinsurance contracts	5,283	2
Other liabilities	56,502	77,564
Derivatives	13,704	39,207
Payable for securities lending	117,925	99,080
Separate account liabilities	1,805,085	2,084,803
Total liabilities	8,081,440	8,474,871

Capital and surplus:
Common stock, $2 par value, authorized 1,500 shares, issued and outstanding 1,500 shares	3,000	3,000
Paid-in surplus	908,164	908,164
Accumulated surplus	384,611	570,270
Total capital and surplus	1,295,775	1,481,434
Total liabilities and capital and surplus	$9,377,215	$9,956,305
See accompanying notes.

4

Integrity Life Insurance Company
Statements of Operations (Statutory-Basis)

	Year Ended December 31
	2022	2021	2020
	(In Thousands)
Premiums and other revenues:
Premiums and annuity considerations	$517,963	$373,246	$340,139
Net investment income	222,418	277,407	261,248
Considerations for supplementary contracts with life contingencies	4,452	7,998	5,613
Amortization of the interest maintenance reserve	3,501	4,926	3,426
Reserve adjustments on reinsurance ceded	351	51	(24)
Fees from management of separate accounts	16,772	19,249	16,531
Other revenues	3,441	2,853	2,606
Total premiums and other revenues	768,898	685,730	629,539

Benefits paid or provided:
Death benefits	17,404	17,298	10,571
Annuity benefits	319,320	331,926	306,709
Surrender benefits	485,167	329,065	302,825
Payments on supplementary contracts with life contingencies	9,268	8,006	7,403
Increase (decrease) in policy reserves and other policyholders’ funds	(31,832)	75,780	79,776
Total benefits paid or provided	799,327	762,075	707,284

Insurance expenses and other deductions:
Commissions	30,507	23,663	22,761
Commissions and expenses on reinsurance assumed	12	12	12
General expenses	48,655	46,895	44,197
Net transfers to (from) separate accounts	(105,972)	(182,319)	(199,119)
Other deductions	4,544	1,914	2,743
Total insurance expenses and other deductions	(22,254)	(109,835)	(129,406)

Gain (loss) from operations before federal income tax expense and net realized capital gains (losses)	(8,175)	33,490	51,661
Federal income tax expense (benefit), excluding tax on capital gains	(3,077)	5,258	10,440
Gain (loss) from operations before net realized capital gains (losses)	(5,098)	28,232	41,221
Net realized capital gains (losses) (excluding gains (losses) transferred to IMR and capital gains tax)	10,575	23,186	45,120
Net income (loss)	$5,477	$51,418	$86,341
See accompanying notes.

5

Integrity Life Insurance Company
Statements of Changes in Capital and Surplus (Statutory-Basis)

	Common Stock	Paid-In Surplus	Accumulated Surplus	Total Capital and Surplus
	(In Thousands)

Balance, January 1, 2020	$3,000	$908,164	$360,180	$1,271,344
Net income (loss)	—	—	86,341	86,341
Change in net deferred income tax	—	—	1,474	1,474
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of $1,133)	—	—	(58,415)	(58,415)
Net change in nonadmitted assets and related items	—	—	181	181
Change in valuation basis	—	—	5,097	5,097
Change in asset valuation reserve	—	—	(3,714)	(3,714)
Change in surplus in separate accounts	—	—	(10)	(10)
Balance, December 31, 2020	3,000	908,164	391,134	1,302,298
Net income (loss)	—	—	51,418	51,418
Change in net deferred income tax	—	—	5,457	5,457
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of $21,561)	—	—	163,754	163,754
Net change in nonadmitted assets and related items	—	—	213	213
Change in asset valuation reserve	—	—	(32,741)	(32,741)
Prior year reserve correction	—	—	(8,965)	(8,965)
Balance, December 31, 2021	3,000	908,164	570,270	1,481,434
Net income (loss)	—	—	5,477	5,477
Change in net deferred income tax	—	—	3,414	3,414
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of ($28,904))	—	—	(175,849)	(175,849)
Net change in nonadmitted assets and related items	—	—	(10,224)	(10,224)
Change in asset valuation reserve	—	—	71,542	71,542
Change in surplus in separate accounts	—	—	(19)	(19)
Dividend to Shareholders	—	—	(80,000)	(80,000)
Balance, December 31, 2022	$3,000	$908,164	$384,611	$1,295,775
See accompanying notes.

6

Integrity Life Insurance Company
Statements of Cash Flow (Statutory-Basis)

	Year Ended December 31
	2022	2021	2020
	(In Thousands)
Operating activities
Premiums collected net of reinsurance	$527,697	$381,244	$345,752
Net investment income received	283,616	274,756	278,132
Benefits paid	(859,176)	(701,603)	(645,873)
Net transfers from (to) separate accounts	134,835	185,411	201,792
Commissions and expense paid	(83,180)	(72,055)	(69,149)
Federal income taxes recovered (paid)	(828)	(28,889)	(5,168)
Other, net	19,680	22,092	18,905
Net cash from (for) operations	22,644	60,956	124,391

Investing activities
Proceeds from investments sold, matured or repaid:
Debt securities	1,188,851	1,259,454	875,893
Preferred and common stocks	177,947	178,558	245,053
Mortgage loans	32,211	41,684	42,210
Other invested assets	20,608	40,469	21,227
Net gains (losses) on cash, cash equivalents and short-term investments	1	54	71
Miscellaneous proceeds	2,697	8,770	2,866
Net proceeds from investments sold, matured or repaid	1,422,315	1,528,989	1,187,320

Cost of investments acquired:
Debt securities	(1,059,792)	(1,197,497)	(842,448)
Preferred and common stocks	(142,495)	(220,373)	(229,301)
Mortgage loans	(240,941)	(136,829)	(27,308)
Other invested assets	(43,132)	(31,057)	(51,118)
Miscellaneous applications	(37,870)	(9,649)	(32,851)
Total cost of investments acquired	(1,524,230)	(1,595,405)	(1,183,026)

Net change in policy and other loans	6,108	5,194	(2,342)
Net cash from (for) investments	(95,807)	(61,222)	1,952

Financing and miscellaneous activities
Net deposits on deposit-type contract funds and other insurance liabilities	22,515	(87,287)	(117,391)
Dividends to stockholder	(80,000)	—	—
Other cash provided (applied)	24,138	(11,157)	(25,605)
Net cash from (for) financing and miscellaneous sources	(33,347)	(98,444)	(142,996)

Net change in cash, cash equivalents and short-term investments	(106,510)	(98,710)	(16,653)
Cash, cash equivalents and short-term investments:
Beginning of year	138,968	237,678	254,331
End of year	$32,458	$138,968	$237,678

See accompanying notes.

7

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

1. Nature of Operations and Significant Accounting Policies
Integrity Life Insurance Company (the Company) is a wholly-owned subsidiary of The Western and Southern Life Insurance Company (Western and Southern). The Company, domiciled in the state of Ohio and currently licensed in 49 states and the District of Columbia, specializes in the asset accumulation business with particular emphasis on retirement savings and investment products. For the year ended December 31, 2022, approximately 51.5% of the gross premiums and annuity considerations for the Company were derived from California, Florida, Michigan, Ohio, Pennsylvania, and Texas.
The Company’s wholly-owned insurance subsidiary, National Integrity Life Insurance Company (National Integrity), is currently licensed in eight states and the District of Columbia and distributes similar products, principally in the state of New York. Fort Washington Investment Advisors, Inc. (Fort Washington), a registered investment adviser, is a nonlife insurance subsidiary of Western and Southern and is the investment manager for the Company.
State regulatory authorities have powers relating to granting and revoking licenses to transact business, the licensing of agents, the regulation of premium rates and trade practices, the form and content of insurance policies, the content of advertising material, financial statements and the nature of permitted practices.
Use of Estimates
The preparation of statutory-basis financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.
Basis of Presentation
The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance (the Department). The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP or SSAP) has been adopted as a component of prescribed or permitted practices by the State of Ohio. Ohio Administrative Code 3901-1-67, Alternative derivative and reserve accounting practices - Section A (OAC 3901-1-67) allows the Company to follow a prescribed practice related to its derivative instruments purchased to hedge indexed products. The Company elected to adopt this practice effective January 1, 2021. In accordance with the practice, the Company has included changes in, and settlement of, eligible derivatives in net investment income; previously, the Company had recorded changes in, and settlement of, eligible derivatives through unrealized gains/losses and realized gains/losses, respectively. In 2022, the net income of the Company was $5.5 million, which is $(40.9) million less than the $46.4 million of net income that would have been reported under NAIC SAP. In 2021, the net income of the Company was $51.4 million, which is $5.6 million higher than the $45.8 million of net income that would have been reported under NAIC SAP. There was no impact to the Company's capital and surplus in either period.
These practices differ in some respects from U.S. generally accepted accounting principles (GAAP). The more significant differences follow.
8

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Investments
Investments in debt securities and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on the NAIC rating; for GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized holding gains and losses reported in the statement of operations for those designated as trading and as a separate component of other comprehensive income (loss) for those designated as available-for-sale.
All single-class and multiclass mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using the retrospective method. The prospective method is used to determine amortized cost for securities that experience a decline that is deemed to be other-than-temporary. Securities that are in an unrealized loss position which the Company intends to sell, or does not have the intent and ability to hold until recovery, are written down to fair value as a realized loss. Securities that are in an unrealized loss position which the Company has the intent and ability to hold until recovery are written down to the extent the present value of expected future cash flows using the security’s effective yield is lower than the amortized cost. For GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the extent the present value of expected future cash flows using the security’s effective yield is lower than the amortized cost. If high credit quality securities are adjusted, the retrospective method is used.
The Company monitors other investments to determine if there has been an other-than-temporary decline in fair value. Factors that management considers for each identified security include the following:
•The extent the fair value has been below the book/adjusted carrying value;
•The reasons for the decline in value;
•Specific credit issues related to the issuer and current economic conditions, including the current and future impact of any specific events;
•For structured investments (e.g., residential mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities and other structured investments), factors such as overall deal structure and the Company’s position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections are considered;
•For all equity securities and other debt securities with credit-related declines in fair value, the Company’s intent and ability to hold the security long enough for it to recover its value to book/adjusted carrying value; and
•For all other debt securities with interest-related declines in fair value, the Company’s intent to sell the security before recovery of its book/adjusted carrying value.
9

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

If the decline is judged to be other-than-temporary, an impairment charge to fair value is recorded as a net realized capital loss in the period the determination is made. Under GAAP, if the decline is judged to be other-than-temporary because the Company has the intent to sell the debt security or is more likely than not to be required to sell the debt security before its anticipated recovery, an impairment charge to fair value is recorded as a net realized capital loss. If the decline is judged to be other-than-temporary because the Company does not expect to recover the entire amortized cost basis of the security due to expected credit losses, an impairment charge is recorded to net realized capital loss as the difference between amortized cost and the net present value of expected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment.
Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally debt securities and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the individual security sold using the seriatim method. The net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statement of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.
The asset valuation reserve (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in capital and surplus. AVR is not recognized for GAAP.
Subsidiary
The accounts and operations of the Company’s subsidiary are not consolidated with the accounts and operations of the Company as would be required under GAAP.
Policy Acquisition Costs
The costs of acquiring and renewing business are expensed when incurred. Under GAAP, policy acquisition costs, related to traditional life insurance and certain long-duration accident and health insurance policies sold, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investments, mortality, and expense margins.
Nonadmitted Assets
Certain assets designated as “nonadmitted” (principally disallowed interest maintenance reserves), and other assets not specifically identified as an admitted asset within the NAIC’s Accounting Practices and Procedures Manual, are excluded from the accompanying balance sheets and are charged directly to accumulated deficit. Under GAAP, such assets are included in the balance sheets.
10

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Premiums and Benefits
Revenues for universal life and annuity policies with mortality or morbidity risk, except for guaranteed interest and group annuity contracts, consist of the entire premium received, and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.
Benefit Reserves
Certain policy reserves are calculated using statutorily prescribed interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.
Reinsurance
A liability for reinsurance balances is required to be provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to capital and surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.
Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP. Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with policy acquisition costs as required under GAAP.
Deferred Income Taxes
Deferred tax assets are recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not meeting a more-likely-than-not realization threshold. Deferred tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a time frame corresponding with Internal Revenue Service (IRS) tax loss carryback provisions, not to exceed three years, including amounts established in accordance with the provision of SSAP No. 5R, plus 2) for entities who meet the required realization threshold in SSAP No. 101, the lesser of the remaining gross deferred tax assets expected to be realized within three years of the balance sheet date or 15% of capital and surplus excluding any net deferred tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are nonadmitted. Under GAAP, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in all future years, and a valuation allowance is established for deferred tax assets not meeting a more-likely-than-not realization threshold.
11

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Statements of Cash Flow
Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.
Other significant statutory accounting practices follow.
Restricted Assets
The Company has assets pledged as collateral, or otherwise not exclusively under control of the Company, totaling $1,116.4 million and $941.3 million as of December 31, 2022 and 2021, respectively. These assets are primarily collateral pledged to the Federal Home Loan Bank (FHLB) and collateral held in relation to the Company's securities lending program. These restricted assets are discussed in more detail in their relevant sections.
Investments
Debt securities, common stocks, preferred stocks, and short-term investments are stated at values prescribed by the NAIC, as follows:
Debt securities not backed by other loans are principally stated at amortized cost using the interest method.
Single-class and multiclass mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from Bloomberg and broker-dealer prepayment models or derived from empirical data and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except securities that are deemed to be other-than-temporarily impaired and securities that are principal-only or interest-only, which are valued using the prospective method.
Unaffiliated common stocks, other than FHLB stock, are unrestricted and reported at fair value utilizing publicly quoted prices from third-party pricing services and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes. FHLB stock is carried at cost and is restricted. At December 31, 2022 and 2021, the Company owned $38.5 million and $40.0 million, of FHLB stock, respectively. The FHLB stock is held in conjunction with the issuance of deposit contracts to the FHLB. See Note 9 for further description.
Redeemable preferred stocks that have characteristics of debt securities and are rated as medium quality or better are reported or amortized cost. All other redeemable preferred stocks are reported at the lower of amortized cost or fair value. Perpetual preferred stocks are valued at fair value, not exceeding any currently effective call price, utilizing publicly quoted prices from third-party pricing services and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes.
12

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Short-term investments include investments with remaining maturities of one year or less at the date of acquisition and are principally stated at amortized cost, which approximates fair value.
Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost, which approximates fair value.
The Company’s insurance subsidiary is reported at its underlying statutory equity. The net change in the subsidiary’s equity is included in capital and surplus.
Joint ventures, partnerships, and limited liability companies are carried at the Company’s interest in the underlying audited GAAP equity of the investee. Undistributed earnings allocated to the Company are reported in the change in net unrealized capital gains or losses. Distributions from earnings of the investees are reported as net investment income when received. Because of the indirect nature of these investments, there is an inherent reduction in transparency and liquidity and increased complexity in valuing the underlying investments. As a result, these investments are actively managed by the Company’s management via detailed evaluation of the investment performance relative to risk.
Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable, the impairment is other than temporary; the mortgage loan is written down to realizable value and a realized loss is recognized.
Policy loans are reported at unpaid principal balances.
Debt securities and other loan interest are credited to income as it accrues. Dividends are recorded as income on ex-dividend dates. To the extent income is uncertain, due and accrued income is excluded and treated as nonadmitted through surplus.
Realized capital gains and losses are determined using the specific identification method.
Premiums
Life and accident and health premiums are recognized as revenue when due. Premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest and group annuity contracts, are also recognized as revenue when due. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting.
13

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Policy Reserves
Life and annuity reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Department. The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and does not return any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Policies issued subject to multiple table substandard extra premiums are valued on the standard reserve basis which recognizes the nonlevel incidence of the excess mortality costs. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves, or the net premiums exceed the gross premiums on any insurance in-force.
The mean reserve method is used to adjust the calculated terminal reserve to the appropriate reserve at December 31. Mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, in addition, one-half of the extra premium charge for the year. Policies issued after July 1 for substandard lives, are charged an extra premium plus the regular premium for the true age. Mean reserves are based on appropriate multiples of standard rates of mortality. An asset is recorded for deferred premiums net of loading to adjust the reserve for modal premium payments.
For substandard table ratings, mean reserves are based on 125% to 500% of standard mortality rates. For flat extra ratings, mean reserves are based on the standard or substandard mortality rates increased by 1 to 25 deaths per thousand.
Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula as prescribed by the NAIC. Tabular interest on funds not involving life contingencies was derived from basic data.
The Company's variable annuities are reserved under VM-21. Policies reserved under VM-21 are based on principle-based policyholder and asset assumptions with margins and floored at cash values.
Contracts issued that do not incorporate mortality or morbidity risk, such as guaranteed interest contracts, are accounted for as deposit-type contracts. Amounts received as payments and amounts withdrawn on deposit-type contracts are recorded directly to the liability for deposit-type contracts.
The establishment of appropriate reserves is an inherently uncertain process, and there can be no assurance that the ultimate liability will not exceed the Company’s policy reserves and have an adverse effect on the Company’s results of operations and financial condition. Due to the inherent uncertainty of estimating reserves, it has been necessary, and may over time continue to be necessary, to revise estimated future liabilities as reflected in the Company’s policy reserves.
14

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Reinsurance
Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The change in reserves for modified coinsurance contracts is recorded on the reserve adjustments on reinsurance ceded line in the statements of operations.
Securities Lending
At December 31, 2022, the Company has loaned $114.8 million and $14.7 million (fair value) in the general and separate account, respectively, of various debt securities, preferred stocks and common stocks as part of a securities lending program administered by Deutsche Bank. At December 31, 2021, the Company has loaned $96.7 million and $23.5 million (fair value) in the general and separate account, respectively, of various debt securities, preferred stocks and common stocks as part of a securities lending program administered by Deutsche Bank. The Company maintains effective control over all loaned securities and, therefore, continues to report such securities as invested assets in the balance sheets.
The Company requires at the initial transaction that the fair value of the cash collateral received must be equal to 102% of the fair value of the loaned securities. The Company monitors the ratio of the fair value of the collateral to loaned securities to ensure it does not fall below 100%. If the fair value of the collateral falls below 100% of the fair value of the securities loaned, the Company nonadmits that portion of the loaned security. At December 31, 2022 and 2021, the Company did not nonadmit any portion of the loaned securities.
The Company reports all collateral on the balance sheet with an offsetting liability recognized for the obligation to return the collateral. Collateral for the securities lending program is either managed by an affiliated agent of the Company or is managed by Deutsche Bank, an unaffiliated agent. Collateral managed by an affiliated agent, which approximated $124.0 million and $118.8 million at December 31, 2022 and 2021, respectively, is invested primarily in investment-grade debt securities and cash equivalents and is included in the applicable amount on the balance sheets because the funds are available for the general use of the Company. At December 31, 2022 and 2021, collateral managed by an unaffiliated agent, which approximated $7.7 million and $3.8 million, respectively, was invested in cash equivalents and was included in securities lending reinvested collateral assets on the balance sheet.
At December 31, 2022, the collateral for all securities on loan could be requested to be returned on demand by the borrower. At December 31, 2022 and 2021, the fair value of the total collateral is $131.7 million and $122.6 million, respectively.
15

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

The aggregate collateral broken out by maturity date is as follows at December 31, 2022:

	Amortized Cost	Fair Value
	(In Thousands)

Open	$—	$—
30 days or less	39,179	39,172
31 to 60 days	15,658	15,641
61 to 90 days	13,014	12,971
91 to 120 days	5,657	5,650
121 to 180 days	4,422	4,396
181 to 365 days	15,100	15,101
1 to 2 years	2,043	2,043
2 to 3 years	2,697	2,697
Greater than 3 years	34,068	34,068
Total collateral	$131,838	$131,739
At December 31, 2022, all of the collateral held for the securities lending program was invested in tradable securities that could be sold and used to pay for the $132.8 million in collateral calls that could come due under a worst-case scenario where all collateral was called simultaneously.
There is no difference in the policy and procedures for the separate account. In addition, collateral for separate account securities lent is held in the general account with a corresponding payable and receivable between the general and separate accounts. The corresponding payable and receivable is included in the due to/from general account/separate account line on the balance sheets and was $14.9 million and $24.0 million at December 31, 2022 and 2021, respectively.
The Company does not accept collateral that is not permitted by contract or custom to sell or repledge. The Company does not have any securities lending transactions that extend beyond one year from the reporting date.
16

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Separate Accounts
Separate account assets and liabilities reported in the accompanying balance sheets represent funds that are separately administered, principally for nonguaranteed variable annuity contracts and guaranteed market value adjustment annuity contracts. Assets held in the separate account supporting variable annuities are carried at fair value. Assets held in the separate account supporting market value adjusted annuities are carried at the general account basis. These separate account assets are considered legally insulated from the general account. Surrender charges collectible by the general account in the event of annuity contract surrenders are reported as a negative liability rather than an asset. Policy-related activity involving cash flow, such as premiums and benefits, are reported in the accompanying statements of operations in separate line items combined with related general account amounts. Investment income and interest credited on deposits held in guaranteed separate accounts are included in the accompanying statements of operations as a net amount included in net transfers to (from) separate accounts. The Company receives administrative fees for managing the nonguaranteed separate accounts and other fees for assuming mortality and certain expense risks.
Federal Income Taxes
Western and Southern files a consolidated income tax return with its eligible subsidiaries and affiliates, including the Company. The provision for federal income taxes is allocated to the Company using a separate return method based upon a written tax-sharing agreement. The benefits from losses of subsidiaries and affiliates, which are utilized in the consolidated return, will be retained by the subsidiaries and affiliates under the tax-sharing agreement. Western and Southern pays all federal income taxes due for all members of the consolidated group. The Company will then charge or reimburse, as the case may be, the members of the group an amount consistent with the method described in the tax-sharing agreement.
The Company includes interest and penalties in the federal income tax line on the statements of operations.
Accounting Changes
There were no material accounting changes in 2022.
Effective January 1, 2021, the Company adopted a prescribed practice impacting the treatment of derivatives in the Statements of Operations and Statements of Capital and Surplus. Further detail can be found in the Basis of Presentation section of Note 1 and the Derivative Investments section of Note 2.
Effective January 1, 2021, the Company determined that its reserves related to a fixed indexed annuity product were understated due to an error in certain policies containing reserves for life riders. The Company has recorded a reserve correction in the amount of $9.0 million as a decrease directly to surplus through the Prior Year Reserve Correction line on the Statements of Changes in Capital and Surplus.
Effective January 1, 2020, the Company updated its valuation methodologies on certain reserves related to variable annuities. This resulted in a change of statutory reserve valuation that is required to be recorded directly to surplus rather than as a part of the reserve change recognized in the statements of operations. The Company has recorded $5.1 million as an increase to surplus as a result of the change in valuation
17

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

bases through the Change in Reserve on Account of Change in Valuation Basis line on the Statements of Changes in Capital and Surplus.
Risks and Uncertainties
The Company is exposed to risk associated with the ongoing outbreak of coronavirus (“COVID-19”) and is actively monitoring developments through governmental briefings and the relevant health authorities. The effects of the outbreak on the Company are uncertain and difficult to predict, as the situation continues to evolve. Risks include (but are not limited to) the disruption of business operations due to changing work environments for employees, agents and distributors, and business partners; potential economic hardship of policyholders and issuers of investments held by the Company; and disruptions of product marketing and sales efforts. The Company has business continuity plans in place to mitigate the risks posed to business operations by disruptive incidents such as these.
Subsequent Events
The Company recognizes in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the balance sheet date. For nonrecognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Company is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements on April 17, 2023.

18

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

2. Investments
The book/adjusted carrying value and fair value of the Company’s investments in debt securities are summarized as follows:

	Book/ Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2022:
U.S. Treasury securities and obligations of U.S. government corporation and agencies	$51,178	$4	$(2,319)	$48,863
Debt securities issued by states of the U.S. and political subdivisions of the states	17,201	198	(807)	16,592
Non-U.S. government securities	53,093	119	(11,112)	42,100
Corporate securities	2,950,409	22,468	(271,170)	2,701,707
Commercial mortgage-backed securities	717,856	1,346	(48,087)	671,115
Residential mortgage-backed securities	345,292	2,880	(36,508)	311,664
Asset-backed securities	917,183	1,837	(67,227)	851,793
Total	$5,052,212	$28,852	$(437,230)	$4,643,834

At December 31, 2021:
U.S. Treasury securities and obligations of U.S. government corporation and agencies	$45,300	$469	$(251)	$45,518
Debt securities issued by states of the U.S. and political subdivisions of the states	23,271	2,558	—	25,829
Non-U.S. government securities	63,768	2,849	(1,661)	64,956
Corporate securities	3,359,613	334,093	(9,727)	3,683,979
Commercial mortgage-backed securities	631,175	11,911	(2,453)	640,633
Residential mortgage-backed securities	328,518	13,681	(1,411)	340,788
Asset-backed securities	768,073	29,702	(1,942)	795,833
Total	$5,219,718	$395,263	$(17,445)	$5,597,536
At December 31, 2022 and 2021, the Company held unrated or below-investment-grade corporate debt securities with a book/adjusted carrying value of $389.5 million and $406.9 million, respectively, with an aggregate fair value of $336.5 million and $423.8 million, respectively. As of December 31, 2022 and 2021, such holdings amount to 7.7% and 7.8%, respectively, of the Company’s investments in debt securities and 4.2% and 4.1%, respectively, of the Company’s total admitted assets. The Company performs periodic evaluations of the relative credit standing of the issuers of these debt securities. The Company considers these evaluations in its overall investment strategy.
19

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Unrealized gains and losses on investments in unaffiliated common stocks and common stock of subsidiary are reported directly in capital and surplus and do not affect net income. The unrealized gains and unrealized losses on, and the cost and fair value of those investments and preferred stocks are as follows:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2022:
Preferred stocks	$16,002	$—	$(3,702)	$12,300

Common stocks, unaffiliated	$499,643	$126,535	$(31,946)	$594,232
Common stocks, mutual funds	125	—	(3)	122
Common stocks, subsidiary	228,982	130,200	—	359,182
	$728,750	$256,735	$(31,949)	$953,536

At December 31, 2021:
Preferred stocks	$15,244	$877	$—	$16,121

Common stocks, unaffiliated	$511,150	$201,282	$(3,558)	$708,874
Common stocks, mutual funds	10,002	1,550	—	11,552
Common stocks, subsidiary	228,982	197,335	—	426,317
	$750,134	$400,167	$(3,558)	$1,146,743
20

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

The following table shows unrealized losses and fair values, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position.

	Unrealized Losses Less Than 12 Months			Unrealized Losses Greater Than or Equal to 12 Months

	Unrealized		Fair	Unrealized	Fair
	Losses		Value	Losses	Value
	(In Thousands)
At December 31, 2022:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$(1,241)		$23,972	$(1,078)	$12,619
Debt securities issued by states of the U.S. and political subdivisions of the states	(807)		7,987	—	—
Non-U.S. government securities	(5,606)		27,954	(5,506)	12,275
Corporate securities	(213,868)		2,105,978	(57,302)	210,512
Commercial mortgage-backed securities(1)	(32,633)		448,295	(15,454)	216,755
Residential mortgage-backed securities(1)	(19,772)		187,581	(16,736)	78,284
Asset-backed securities(1)	(56,298)		624,665	(10,929)	151,237
Total	$(330,225)		$3,426,432	$(107,005)	$681,682

Preferred stocks	$(3,702)		$12,300	$—	$—

Common stocks, unaffiliated	$(31,946)		$166,609	$—	$—
Common stocks, mutual funds	(3)		122	—	—
Total	$(31,949)	$—	$166,731	$—	$—
(1)Amounts relate to securities subject to SSAP 43R.
21

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than or Equal to 12 Months

	Unrealized	Fair	Unrealized	Fair
	Losses	Value	Losses	Value
	(In Thousands)
At December 31, 2021:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$(232)	$28,375	$(19)	$635
Debt securities issued by states of the U.S. and political subdivisions of the states	—	—	—	—
Non-U.S. government securities	(1,661)	21,002	—	—
Corporate securities	(8,302)	372,072	(1,425)	11,761
Commercial mortgage-backed securities(1)	(2,239)	316,118	(214)	16,559
Residential mortgage-backed securities(1)	(1,372)	117,941	(39)	5,037
Asset-backed securities(1)	(1,942)	302,463	—	—
Total	$(15,748)	$1,157,971	$(1,697)	$33,992

Common stocks, unaffiliated	$(3,558)	$35,339	$—	$—
(1)Amounts relate to securities subject to SSAP 43R.
Investments that are impaired at December 31, 2022 and 2021, for which other-than-temporary impairments have not been recognized, consist mainly of corporate debt securities, asset-backed securities and residential mortgage-backed securities. The aggregated unrealized loss is approximately 9.9% and 1.7% of the carrying value of securities considered temporarily impaired at December 31, 2022 and 2021, respectively. At December 31, 2022, there were a total of 1,132 securities held that are considered temporarily impaired, 143 of which have been impaired for 12 months or longer. At December 31, 2021, there were a total of 263 securities held that are considered temporarily impaired, 16 of which have been impaired for 12 months or longer. The Company recorded other-than-temporary impairments on securities of $10.8 million, $6.1 million, and $10.1 million for the years ended December 31, 2022, 2021 and 2020, respectively.
The following is a list of each loan-backed security held at December 31, 2022, with a recognized other-than-temporary impairment (OTTI) for the year ended December 31, 2022, where the present value of
22

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

future cash flows expected to be collected was less than the amortized cost basis of the securities.

CUSIP	Book/ Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Future Cash Flows	Recognized Other- Than- Temporary Impairment	Amortized Cost After Other-Than-Temporary Impairment	Fair Value	Date of Other-Than-Temporary Impairment
(In Thousands)
For the year ended, December 31, 2022:

32051G-TE-5	$181	$175	$6	$175	$175	6/30/2022
576434-RW-6	2,427	2,347	80	2,347	2,229	9/30/2022
02660T-ER-0	11	10	1	10	10	12/31/2022
12628K-AF-9	160	156	4	156	150	12/31/2022
61752R-AJ-1	487	475	12	475	458	12/31/2022
Total	XXX	XXX	$103	XXX	XXX	XXX
The Company had no OTTI on loan-backed and structured securities for the year ended December 31, 2022, due to the intent to sell the security or the inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis.
A summary of the cost or amortized cost and fair value of the Company’s debt securities at December 31, 2022, by contractual maturity, is as follows:

	Book/Adjusted Carrying Value	Fair Value
	(In Thousands)
Years to maturity:
One or less	$168,261	$167,129
After one through five	871,386	829,922
After five through ten	964,662	881,663
After ten	1,067,572	930,548
Mortgage-backed securities/asset-backed securities	1,980,331	1,834,572
Total	$5,052,212	$4,643,834
The expected maturities may differ from contractual maturities in the foregoing table because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties and because asset-backed and mortgage-backed securities (including floating-rate securities) provide for periodic payments throughout their lives.
Proceeds from the sales of investments in debt securities during 2022, 2021 and 2020 were $650.8 million, $396.3 million, and $282.2 million; gross gains of $1.9 million, $8.7 million, and $6.1 million and gross losses of $23.1 million, $1.4 million, and $4.1 million were realized on those sales, respectively.
23

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Proceeds from the sales of investments in equity securities during 2022, 2021 and 2020 were $175.0 million, $174.6 million, and $236.8 million; gross gains of $40.4 million, $44.8 million, and $75.1  million and gross losses of $15.7 million, $1.9 million, and $7.0 million were realized on those sales, respectively.
Realized capital gains (losses) are reported net of federal income taxes and amounts transferred to the IMR as follows for the years ended December 31:

	2022	2021	2020
	(In Thousands)

Realized capital gains (losses)	$(3,733)	$40,809	$52,504
Less amount transferred to IMR (net of related taxes (benefits) of $(4,627) in 2022, $1,829 in 2021, and $865 in 2020)	(17,406)	6,881	3,253
Less federal income tax expense (benefit) on realized capital gains (losses)	3,098	10,742	4,131
Net realized capital gains (losses)	$10,575	$23,186	$45,120
Net investment income was generated from the following for the years ended December 31:

	2022	2021	2020
	(In Thousands)

Debt securities	$210,065	$203,846	$208,905
Equity securities	17,415	14,781	14,229
Mortgage loans	36,895	32,734	31,414
Policy loans	5,279	5,929	6,100
Cash, cash equivalents and short-term investments	1,350	243	758
Other invested assets	6,984	7,339	3,785
Derivatives	(51,498)	17,257	—
Other	460	370	861
Gross investment income	226,950	282,499	266,052
Investment expenses	4,532	5,092	4,804
Net investment income	$222,418	$277,407	$261,248
The Company’s investments in mortgage loans principally involve commercial real estate. At December 31, 2022, 36.5% of such mortgages, or $349.5 million, involved properties located in Maryland, Florida, and Ohio. Such investments consist primarily of first-mortgage liens on completed income-producing properties. The aggregate mortgage outstanding to any one borrower does not exceed $41.1 million. During 2022, the respective minimum and maximum lending rates for mortgage loans issued were 3.35% and 6.49%. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed or purchase money mortgage did not exceed 80.0%. During 2022, the Company did not reduce interest rates on any outstanding mortgages.
24

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Derivative Instruments
The Company invests in derivatives as risk management for its equity indexed products. The exposure to credit risk on its interest rate floors and option positions is the risk of loss from a counterparty failing to perform according to the terms of the contract. That exposure includes settlement risk (i.e., the risk that the counterparty defaults after the Company has delivered funds or securities under terms of the contract) that would result in an accounting loss and replacement cost risk (i.e., the cost to replace the contract at current market rates should the counterparty default prior to settlement date). To limit exposure associated with counterparty nonperformance on its option positions, the Company limits its exposure to individual counterparties to 2% of admitted assets.
Beginning in 2021, pursuant to the adoption of OAC 3901-1-67 (discussed in Note 1, Basis of Presentation), the Company changed the reporting for product hedging derivatives by electing to record changes in, and settlement of, eligible derivatives through net investment income; previously, the Company had recorded changes in, and settlement of, eligible derivatives through unrealized gains/losses and realized gains/losses, respectively. The following paragraph presents relevant derivative activity as reported in yearly filings.
The Company markets equity indexed annuities. The risk associated with these products is that the ultimate benefit paid could be higher than the return earned from the underlying assets. The Company utilizes custom and exchange-traded call options to economically hedge the S&P 500 index, Goldman Sachs Multi-Asset Equity index, and the J.P. Morgan Strategic BalancedSM index exposure embedded in these products with a net notional amount of $1,181.9 million and $1,276.9 million at December 31, 2022 and 2021, respectively. The Company purchases and writes call options to correlate with changes in the annuity features due to movements in the S&P 500, Goldman Sachs Multi-Asset Equity index, and the J.P. Morgan Strategic BalancedSM index. At the beginning of these contracts, a premium is either paid or received for transferring the related risk. The Company retains basis risk and risk associated with actual versus expected assumptions for mortality and lapse rates. The Company does not apply hedge accounting treatment to these call options. The Company recognizes changes in the fair value of these call options and the related gains/losses from terminations, maturities or expirations through net investment income. The amount recognized in net investment income was $(51.5) million and $17.3 million for the years ended December 31, 2022 and 2021, respectively. The change in the fair value recognized through unrealized gains/losses was $(29.2) million for the year ended December 31, 2020. The net gain/(loss) recognized through net income within realized gains and losses was $2.6 million for the year ended December 31, 2020.
The Company has entered into a collateral agreement with the counterparty whereby under certain conditions the counterparty is required to post assets on the Company’s behalf. The posted amount is equal to the difference between the net positive fair value of the option and the agreed upon thresholds that are based on the credit rating of the counterparty. Inversely, if the net fair value of the option is negative, then the Company may be required to post assets using similar thresholds. At December 31, 2022 and 2021, $15.6 million and $56.5 million, respectively, of cash collateral had been posted to the Company.
25

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

The Company markets variable annuities with guaranteed living withdrawal benefits. The risk associated with these products is that unfavorable fund performance coupled with withdrawals and contract fees could deplete the contract holder’s account value, at which point the remaining guaranteed withdrawals would be satisfied by the Company’s general account assets. The Company utilizes short futures to dynamically hedge changes in liability related to the S&P 500 index, Russell 2000 index, NASDAQ Composite index, and MSCI EAFE index exposure embedded in these products. The Company enters into 90-day short futures contracts to correlate with changes in the liability value due to movements in the S&P 500 index, Russell 2000 index, NASDAQ Composite index, and MSCI EAFE index. These futures contracts are entered into with minimal transaction costs, and changes in the value of the underlying indexes will result in increases or decreases in the value of the short futures contracts in the same direction as the changes in the liability. The Company retains basis risk, risk associated with actual versus expected assumptions for mortality and lapse rates, as well as risk of changes in the liability value due to interest rate volatility and equity volatility. The net gain (loss) recognized in net income within realized gains and losses during the reporting period related to the futures was $4.3 million, $(5.0) million, and $(11.6) million for the years ended December 31, 2022, 2021, and 2020, respectively.
Information related to the Company’s derivative instruments as described above and the effects of offsetting on the balance sheet consisted of the following for the years ended December 31:

	2022	2021
	(In Thousands)
Derivative assets:
Gross amount of recognized assets	$47,599	$114,319
Gross amounts offset	—	—
Net amount of assets	$47,599	$114,319

Derivative liabilities:
Gross amount of recognized liabilities	$(13,704)	$(39,207)
Gross amounts offset	—	—
Net amount of liabilities	$(13,704)	$(39,207)
3. Fair Values of Financial Instruments
Included in various investment-related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value such as when impaired or, for certain bonds and preferred stocks, when carried at the lower of cost or market.
The Company uses fair value measurements to record the fair value of certain assets and liabilities and to estimate the fair value of financial instruments not recorded at fair value but required to be disclosed at fair value. Certain financial instruments, particularly policyholder liabilities other than investment-type contracts, are excluded from this fair value discussion.
Fair value is defined as the price that would be received to sell an asset or transfer a liability in an orderly transaction between market participants at the measurement date. The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on the following
26

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

hierarchy that prioritizes inputs to valuation techniques used to measure fair value into three levels. The Company’s policy is to recognize transfers in and transfers out of levels at the beginning of the quarterly reporting period.
•Level 1 - Quoted prices (unadjusted) in active markets for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include exchange-traded equity securities and mutual funds, including those which are part of the Company’s separate account assets.
•Level 2 - Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. The Company’s Level 2 assets and liabilities primarily include call options, stock warrants, preferred stock, NAIC 6 rated industrial and miscellaenous bonds, foreign government bonds, and initially rated NAIC 6 residential mortgage-backed securities representing senior and subordinated tranches in securitization trusts containing residential mortgage loans, including those which are part of the Company's separate account assets.The Company determined fair value through the use of third-party pricing services utilizing market observable inputs.
•Level 3 - Significant unobservable inputs for the asset or liability. The Company’s Level 3 assets and liabilities include certain call options. The fair values of these instruments are determined through the use of valuation models that utilize significant unobservable inputs.
Fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including discount rates, estimates of timing, amount of expected future cash flows and the credit standing of the issuer. Such estimates do not consider the tax impact of the realization of unrealized gains or losses.
For Level 3 investments, the fair value estimates cannot be substantiated by comparison to independent markets. In addition, the disclosed fair value may not be realized in the immediate settlement of the financial instrument.
Certain investments utilize net asset value (NAV) as a practical expedient for fair value. These investments are reported separately from the hierarchy. Common stocks utilizing NAV consist of investments in business development corporations as defined by the Investment Company Act of 1940. The investments can be sold or transferred with prior consent from the corporation. The NAV for these investments are $14.89 and $25.00. The Company does not intend to sell any investments utilizing NAV.
27

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

As described below, certain fair values are determined through the use of third-party pricing services. Management does not adjust prices received from third parties; however, the Company does analyze the third-party pricing services’ valuation methodologies and related inputs and performs additional evaluation to determine the appropriate level within the fair value hierarchy. The Company performs annual due diligence of third-party pricing services, which includes assessing the vendor’s valuation qualifications, control environment, analysis of asset class-specific valuation methodologies and understanding of market observable assumptions and unobservable assumptions, if any, employed in the valuation methodology. Care should be exercised in deriving conclusions about the Company’s business, its value or financial position based on the fair value information of financial instruments presented below. The following discussion describes the valuation methodologies utilized by the Company for assets and liabilities measured or disclosed at fair value.
Debt and Equity Securities
The fair values of debt securities and asset/mortgage-backed securities have been determined through the use of third-party pricing services utilizing market observable inputs. Private placement securities trading in less liquid or illiquid markets with limited or no pricing information are valued using either broker quotes or by discounting the expected cash flows using current market-consistent rates applicable to the yield, credit quality and maturity of each security.
The fair values of actively traded equity securities and exchange traded funds (including exchange traded funds with debt like characteristics) have been determined utilizing publicly quoted prices obtained from third-party pricing services. The fair values of certain equity securities for which no publicly quoted prices are available have been determined through the use of third-party pricing services utilizing market observable inputs. Actively traded mutual funds are valued using the net asset values of the funds. The fair value of preferred stock included in Level 3 has been determined by discounting the expected cash flows using current market-consistent rates applicable to the yield.
Mortgage Loans
The fair values for mortgage loans, consisting principally of commercial real estate loans, are estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans collateralized by properties with similar investment risk. The fair values for mortgage loans in default are established at the lower of the fair value of the underlying collateral less costs to sell or the carrying amount of the loan.
Cash, Cash Equivalents and Short-Term Investments
The fair values of cash, cash equivalents and short-term investments are based on quoted market prices or stated amounts.
28

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Derivative Instruments
The fair values of free-standing derivative positions, primarily call options, are determined through the use of third-party pricing services utilizing market observable inputs or valuation models incorporating significant unobservable inputs, including projected cash flows, applicable swap curves and implied volatilities. The fair value of the stock warrants have been determined through the use of third-party pricing services utilizing market observable inputs. Derivatives included in Level 1 represent the cash deposits with brokers relating to futures. The fair value is based upon the stated amount.
Securities Lending Reinvested Collateral Assets
The fair values of securities lending reinvested collateral assets are determined through the use of third-party sources utilizing publicly quoted prices.
Other Invested Assets
Other invested assets primarily include surplus debentures for which fair values have been determined through the use of third-party pricing services utilizing market observable inputs.
Assets Held in Separate Accounts
Assets held in separate accounts primarily include debt securities, equity securities, mutual funds, surplus notes, stock warrants, and mortgage loans. The fair values of these assets have been determined using the same methodologies as similar assets held in the general account.
Life and Annuity Reserves for Investment-Type Contracts and Deposit Fund Liabilities and Fixed-Indexed Annuity Contracts
The fair value of liabilities for investment-type contracts is based on the present value of estimated liability cash flows, which are discounted using rates that incorporate risk-free rates and margins for the Company’s own credit spread and the riskiness of cash flows. Key assumptions to the cash flow model include the timing of policyholder withdrawals and the level of interest credited to contract balances. Fair values for insurance reserves are not required to be disclosed. However, the estimated fair values of all insurance reserves and investment contracts are taken into consideration in the Company’s overall management of interest rate risk.
The fair value of liabilities for fixed indexed annuities is based on embedded derivatives that have been bifurcated from the host contract. The fair value of embedded derivatives is calculated based on actuarial and capital market assumptions reflecting the projected cash flows over the life of the contract and incorporating expected policyholder behavior. The host is adjusted for acquisition costs with revised accretion rates.
Cash Collateral Payable
The payable represents the obligation to return cash collateral the Company has received relating to derivative instruments. The fair value is based upon the stated amount.
29

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Securities Lending Liability
The liability represents the Company’s obligation to return collateral related to securities lending transactions. The liability is short-term in nature and therefore, the fair value of the obligation approximates the carrying amount.
Separate Account Liabilities
Certain separate account liabilities are classified as investment contracts and are carried at an amount equal to the related separate account assets. Carrying value is a reasonable estimate of the fair value as it represents the exit value as evidenced by withdrawal transactions between contract holders and the Company.
Assets and liabilities measured at fair value on a recurring basis are outlined below:

	Assets/(Liabilities) Measured at Fair Value	Fair Value Hierarchy Level
		Level 1	Level 2	Level 3	NAV
	(In Thousands)
At December 31, 2022
Assets:
Bonds, industrial & misc.	$67	$—	$67	$—	$—
Bonds, foreign government	120	—	120	—	—
Common stocks, unaffiliated	555,745	538,102	—	—	17,643
Common stocks, mutual funds	122	122	—	—	—
Preferred stock	12,300	—	12,300	—	—
Derivative assets	47,599	6,592	18,573	22,434	—
Separate account assets*	764,939	764,939	—	—	—
Total assets	$1,380,892	$1,309,755	$31,060	$22,434	$17,643

Liabilities:
Derivative liabilities	$(13,704)	$—	$(13,704)	$—	$—

* Separate account assets measured at fair value in this table do not include assets backing market value adjusted annuities, which are held at amortized cost, with the exception of securities rated NAIC 6 where the security’s fair value is below amortized cost.
30

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

	Assets/(Liabilities) Measured at Fair Value	Fair Value Hierarchy Level
		Level 1	Level 2	Level 3	NAV
	(In Thousands)
At December 31, 2021
Assets:
Residential mortgage-backed securities	$17	$—	$17	$—	$—
Common stocks, unaffiliated	668,923	659,317	—	—	9,606
Common stocks, mutual funds	11,552	11,552	—	—	—
Preferred stock	16,121	—	16,121	—	—
Derivative assets	114,319	2,536	47,440	64,343	—
Separate account assets*	978,858	978,825	33	—	—
Total assets	$1,789,790	$1,652,230	$63,611	$64,343	$9,606

Liabilities:
Derivative liabilities	$(39,207)	$—	$(39,207)	$—	$—

* Separate account assets measured at fair value in this table do not include assets backing market value adjusted annuities, which are held at amortized cost, with the exception of securities rated NAIC 6 where the security’s fair value is below amortized cost.

The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2022, is as follows:

	Beginning Asset/(Liability) as of January 1, 2022	Total Realized/Unrealized Gains (Losses) Included in:		Purchases, Sales, Issuances and Settlements	Transfers Into Level 3	Transfers Out of Level 3	Ending Asset/(Liability) as of December 31, 2022
		Net Income	Surplus
	(In Thousands)
Assets:
Derivative assets	$64,343	$(43,757)	$—	$1,848	$—	$—	$22,434

31

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

The gross purchases, issuances, sales and settlements included in the reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2022, is as follows:

	Purchases	Issuances	Sales	Settlements	Net Purchases, Issuances, Sales and Settlements
	(In Thousands)
Assets:
Derivative assets	$23,394	$—	$—	$(21,546)	$1,848
The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2021, is as follows:

	Beginning Asset/(Liability) as of January 1, 2021	Total Realized/Unrealized Gains (Losses) Included in:		Purchases, Sales, Issuances and Settlements	Transfers Into Level 3	Transfers Out of Level 3	Ending Asset/(Liability) as of December 31, 2021
		Net Income	Surplus
	(In Thousands)
Assets:
Derivative assets	$62,444	$13,776	$—	$(11,877)	$—	$—	$64,343

32

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

The gross purchases, issuances, sales and settlements included in the reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2021, is as follows:

	Purchases	Issuances	Sales	Settlements	Net Purchases, Issuances, Sales and Settlements
	(In Thousands)
Assets:
Derivative assets	$23,806	$—	$—	$(35,683)	$(11,877)
The following table provides a summary of the significant unobservable inputs used in the fair value measurements developed by the Company or reasonably available to the Company of Level 3 assets and liabilities at (in thousands):

December 31, 2022
Security Type	Fair Value	Valuation Technique	Unobservable Input	Input

Derivative assets	$22,434	Black-Scholes-Merton Model Monte Carlo Model	Implied Volatility	5.0% - 25.5%

December 31, 2021
Security Type	Fair Value	Valuation Technique	Unobservable Input	Input

Derivative assets	$64,343	Black-Scholes-Merton Model	Implied Volatility	6.1% - 13.5%
In isolation, significant increases (decreases) in the implied volatility would typically result in a significantly higher (lower) fair value measurement for Level 3 derivative assets and Level 3 derivative liabilities.
The Company did not have any significant assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2022 and 2021.

33

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

The carrying amounts and fair values of the Company’s significant financial instruments follow:

	December 31, 2022
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3	NAV
	(In Thousands)
Assets:
Bonds	$5,052,212	$4,643,834	$36,644	$4,571,105	$36,085	$—
Common stock:
Unaffiliated**	594,232	594,232	576,589	—	—	17,643
Mutual funds	122	122	122	—	—	—
Preferred stock	12,300	12,300	—	12,300	—	—
Mortgage loans	957,269	908,611	—	—	908,611	—
Cash, cash equivalents and short-term investments	32,458	32,458	32,458	—	—	—
Other invested assets, surplus notes	20,970	20,489	—	20,489	—	—
Securities lending reinvested collateral assets	7,737	7,737	7,737	—	—	—
Derivative assets	47,599	47,599	6,592	18,573	22,434	—
Separate account assets	1,792,139	1,732,579	765,614	936,201	30,764	—

Liabilities:
Life and annuity reserves for investment-type contracts and deposit fund liabilities	$(1,413,754)	$(1,368,740)	$—	$—	$(1,368,740)	$—
Fixed-indexed annuity contracts	(2,028,663)	(1,933,223)	—	—	(1,933,223)	—
Derivative liabilities	(13,704)	(13,704)	—	(13,704)	—	—
Cash collateral payable	(15,560)	(15,560)	—	(15,560)	—	—
Separate account liabilities*	(1,045,474)	(1,015,192)	—	—	(1,015,192)	—
Securities lending liability	(117,925)	(117,925)	—	(117,925)	—	—

* Variable annuity contracts are considered insurance contracts and therefore, are not included in separate account liabilities for purposes of this disclosure.
** Includes FHLB common stock, which is held at cost.

34

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

35

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

	December 31, 2021
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3	NAV
	(In Thousands)
Assets:
Bonds	$5,219,718	$5,597,536	$35,881	$5,555,886	$5,769	$—
Common stock:
Unaffiliated**	708,874	708,874	699,268	—	—	9,606
Mutual funds	11,552	11,552	11,552	—	—	—
Preferred stock	16,121	16,121	—	16,121	—	—
Mortgage loans	748,539	781,980	—	—	781,980	—
Cash, cash equivalents and short-term investments	138,968	138,979	138,979	—	—	—
Other invested assets, surplus notes	20,989	27,927	—	27,927	—	—
Securities lending reinvested collateral assets	3,844	3,844	3,844	—	—	—
Derivative assets	114,319	114,319	2,536	47,440	64,343	—
Separate account assets	2,068,305	2,136,672	979,708	1,133,346	23,618	—

Liabilities:
Life and annuity reserves for investment-type contracts and deposit fund liabilities	$(1,445,817)	$(1,499,424)	$—	$—	$(1,499,424)	$—
Fixed-indexed annuity contracts	(2,075,779)	(2,057,556)	—	—	(2,057,556)	—
Derivative liabilities	(39,207)	(39,207)	—	(39,207)	—	—
Cash collateral payable	(56,520)	(56,520)	—	(56,520)	—	—
Separate account liabilities*	(1,072,433)	(1,159,998)	—	—	(1,159,998)	—
Securities lending liability	(99,080)	(99,080)	—	(99,080)	—	—
	-152686000
* Variable annuity contracts are considered insurance contracts and therefore, are not included in separate account liabilities for purposes of this disclosure.
** Includes FHLB common stock, which is held at cost.

4. Related-Party Transactions
At December 31, 2022 and 2021, the Company had $185.9 million and $215.3 million respectively, invested in various private debt funds managed by Fort Washington, an indirect subsidiary of Western and Southern.
In December 2022, the Company paid an $80.0 million ordinary dividend to Western and Southern. The dividend was in the form of cash.
The Company had $0.0 million and $0.5 million receivable from parent, subsidiaries and affiliates as of December 31, 2022 and 2021, respectively. The Company had $5.0 million and $4.6 million payable to parent, subsidiaries and affiliates as of December 31, 2022 and 2021, respectively. The terms of the settlement generally require that these amounts be settled in cash within 30 days.

36

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Western and Southern guarantees the payment of the Company’s policyholder obligations. In the unlikely event the guarantee would be triggered, Western and Southern may be permitted to take control of the Company’s assets to recover all or a portion of the amounts paid under the guarantee.

5. Reinsurance
Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.
The effects of reinsurance on premiums, annuity considerations and deposit-type funds are as follows for the years ended December 31:

	2022	2021	2020
	(In Thousands)

Direct premiums	$523,317	$373,337	$340,206
Assumed premiums:
Affiliates	—	—	—
Nonaffiliates	77	77	81
Ceded premiums:
Affiliates	—	—	—
Nonaffiliates	(5,431)	(168)	(148)
Net premiums	$517,963	$373,246	$340,139
The Company’s ceded reinsurance arrangements impacted certain other items in the accompanying financial statements by the following amounts as of and for the years ended December 31:

	2022	2021	2020
	(In Thousands)
Policy and contract claims:
Affiliates	$—	$—	$—
Nonaffiliates	4,560	279	386
Policy and contract liabilities:
Affiliates	—	—	—
Nonaffiliates	541	656	637
Amounts recoverable on reinsurance contracts:
Affiliates	—	—	—
Nonaffiliates	4,208	6	6
In 2022, 2021 and 2020, the Company did not commute any ceded reinsurance.
At December 31, 2022, the Company has no reserves ceded to unauthorized reinsurers. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits.
37

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Neither the Company nor any of its related parties, control directly or indirectly, any reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. At December 31, 2022, there are no reinsurance agreements in effect such that the amount of losses paid or accrued exceed the total direct premium collected. The Company remains obligated for amounts ceded in the event that the reinsurers do not meet their obligations.
The Company has certain reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement under certain conditions. In addition, these reinsurance agreements reinsure contracts that had existing reserves as of the effective date of the agreements. There are no reinsurance credits associated with these agreements, and there would be no reduction in surplus if these reinsurance agreements were cancelled.
There would be no reduction in surplus at December 31, 2022, if all reinsurance agreements were cancelled.

6. Federal Income Taxes
The Company is included in the consolidated federal income tax return of Western and Southern. The Company had a receivable (payable) from (to) Western and Southern in the amount of $(1.3) million and $(2.1) million at December 31, 2022 and 2021, respectively. The tax years 2014 through 2021 remain subject to examination by major tax jurisdictions.
The amount of federal income taxes incurred that will be available for recoupment at December 31, 2022, in the event of future capital losses is $10.0 million, $14.9 million, and $16.0 million from 2022, 2021 and 2020, respectively.
38

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

The components of the net deferred tax asset (liability) at December 31 are as follows:

		12/31/2022
		(In Thousands)
		(1)	(2)	(3)
				(Col 1+2)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$60,387	$14,864	$75,251
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a - b)	60,387	14,864	75,251
(d)	Deferred tax assets nonadmitted	972	—	972
(e)	Subtotal net admitted deferred tax assets (c - d)	59,415	14,864	74,279
(f)	Deferred tax liabilities	17,112	28,685	45,797
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e - f)	$42,303	$(13,821)	$28,482

		12/31/2021
		(In Thousands)
		(4)	(5)	(6)
				(Col 4+5)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$56,559	$9,598	$66,157
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a - b)	56,559	9,598	66,157
(d)	Deferred tax assets nonadmitted	—	—	—
(e)	Subtotal net admitted deferred tax assets (c - d)	56,559	9,598	66,157
(f)	Deferred tax liabilities	24,228	44,794	69,022
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e - f)	$32,331	$(35,196)	$(2,865)
39

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

		Change
		(In Thousands)
		(7)	(8)	(9)
				(Col 7+8)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$3,827	$5,267	$9,094
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a - b)	3,827	5,267	9,094
(d)	Deferred tax assets nonadmitted	972	—	972
(e)	Subtotal net admitted deferred tax assets (c - d)	2,855	5,267	8,122
(f)	Deferred tax liabilities	(7,117)	(16,108)	(23,225)
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e - f)	$9,972	$21,375	$31,347

		12/31/2022
		(In Thousands)
		(1)	(2)	(3)
				(Col 1+2)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$14,864	$14,864
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	13,618	—	13,618
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date.	13,618	—	13,618
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	204,840
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	45,797	—	45,797
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$59,415	$14,864	$74,279

40

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

		12/31/2021
		(In Thousands)
		(4)	(5)	(6)
				(Col 4+5)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	—	—	—
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date.	—	—	—
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	218,100
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	56,559	9,598	66,157
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$56,559	$9,598	$66,157

		Change
		(In Thousands)
		(7)	(8)	(9)
				(Col 7+8)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss	$—	$14,864	$14,864
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	13,618	—	13,618
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date.	13,618	—	13,618
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	(13,260)
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	(10,762)	(9,598)	(20,360)
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$2,856	$5,266	$8,122
41

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

		2022	2021

(a)	Ratio percentage used to determine recovery period and threshold limitation amount	820%	974%

		12/31/2022
		(1)	(2)

Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)
(a)	Adjusted gross DTAs amount	$60,386	$14,864
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	—%	19.75%
(c)	Net admitted adjusted gross DTAs amount	$59,415	$14,864
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	—%	20.01%

		12/31/2021
		(3)	(4)

Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)
(a)	Adjusted gross DTAs amount	$56,559	$9,598
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	—%	—%
(c)	Net admitted adjusted gross DTAs amount	$56,559	$9,598
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	—%	—%

		Change
		(5)	(6)
		(Col 1-3)	(Col 2-4)
Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)
(a)	Adjusted gross DTAs amount	$3,827	$5,266
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	—%	19.75%
(c)	Net admitted adjusted gross DTAs amount	$2,856	$5,266
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	—%	20.01%
The Company’s tax planning strategies do not include the use of reinsurance.

42

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Current income taxes incurred consist of the following major components:

			12/31/2022	12/31/2021	12/31/2020
(1)	Current income tax		(In Thousands)
	(a)	Federal	$(3,077)	$5,258	$10,422
	(b)	Foreign	—	—	18
	(c)	Subtotal	(3,077)	5,258	10,440
	(d)	Federal income tax on net capital gains	3,098	10,742	4,131
	(e)	Utilization of capital loss carryforwards	—	—	—
	(f)	Other	—	—	—
	(g)	Federal and foreign income taxes incurred	$21	$16,000	$14,571

			(1)	(2)	(3)
					(Col 1-2)
(2)	Deferred tax assets:		12/31/2022	12/31/2021	Change
	(a)	Ordinary	(In Thousands)
		(1) Discounting of unpaid losses	$—	$—	$—
		(2) Unearned premium revenue	—	—	—
		(3) Policyholder reserves	46,135	49,051	(2,916)
		(4) Investments	6,885	12	6,873
		(5) Deferred acquisition costs	6,704	6,861	(157)
		(6) Policyholder dividends accrual	—	—	—
		(7) Fixed assets	—	—	—
		(8) Compensation and benefits accrual	28	29	(1)
		(9) Pension accrual	—	—	—
		(10) Receivables - nonadmitted	125	125	—
		(11) Net operating loss carryforward	—	—	—
		(12) Tax credit carryforward	—	—	—
		(13) Other	510	481	29
		(99) Subtotal	60,387	56,559	3,828
	(b)	Statutory valuation allowance adjustment	—	—	—
	(c)	Nonadmitted	972	—	972
	(d)	Admitted ordinary deferred tax assets (2a99 - 2b - 2c)	59,415	56,559	2,856
	(e)	Capital
		(1) Investments	14,864	9,598	5,266
		(2) Net capital loss carryforward	—	—	—
		(3) Real estate	—	—	—
		(4) Other	—	—	—
		(99) Subtotal	14,864	9,598	5,266
	(f)	Statutory valuation allowance adjustment	—	—	—
	(g)	Nonadmitted	—	—	—
	(h)	Admitted capital deferred tax assets (2e99- 2f - 2g)	14,864	9,598	5,266
	(i)	Admitted deferred tax assets (2d + 2h)	$74,279	$66,157	$8,122
43

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

			(1)	(2)	(3)
					(Col 1-2)
			12/31/2022	12/31/2021	Change
(3)	Deferred tax liabilities:		(In Thousands)
	(a)	Ordinary
		(1) Investments	$4,582	$6,827	$(2,245)
		(2) Fixed assets	—	—	—
		(3) Deferred and uncollected premium	—	—	—
		(4) Policyholder reserves	12,530	17,385	(4,855)
		(5) Other	—	16	(16)
		(99) Subtotal	17,112	24,228	(7,116)
	(b)	Capital
		(1) Investments	28,685	44,794	(16,109)
		(2) Real estate	—	—	—
		(3) Other	—	—	—
		(99) Subtotal	28,685	44,794	(16,109)
	(c)	Deferred tax liabilities (3a99 + 3b99)	$45,797	$69,022	$(23,225)

(4)	Net deferred tax assets/liabilities (2i - 3c)		$28,482	$(2,865)	$31,347

Among the more significant book-to-tax adjustments were the following:

	12/31/2022	Effective Tax Rate	12/31/2021	Effective Tax Rate	12/31/2020	Effective Tax Rate
	(In Thousands)		(In Thousands)		(In Thousands)
Provision computed at statutory rate	$(2,501)	21.00%	$15,603	21.00%	$21,191	21.00%
Dividends received deduction	(1,838)	15.43	(995)	(1.34)	(1,392)	(1.38)
Derivative adjustment	256	(2.15)	11	0.02	(6,137)	(6.08)
Tax credits	338	(2.84)	(1,625)	(2.19)	(1,680)	(1.66)
Other invested assets and nonadmitted change	(178)	1.49	252	0.34	115	0.11
Other	529	(4.43)	(2,703)	(3.64)	998	0.99
Total statutory income taxes	$(3,394)	28.50%	$10,543	14.19%	$13,096	12.98%

Federal and foreign taxes incurred	$21	(0.17)%	$16,000	21.53%	$14,571	14.44%
Change in net deferred income taxes	(3,415)	28.67	(5,457)	(7.34)	(1,474)	(1.46)
Total statutory income taxes	$(3,394)	28.50%	$10,543	14.19%	$13,096	12.98%
At December 31, 2022, the Company had $0.0 million of net operating loss carryforwards, net capital loss carryforwards and tax credit carry forwards; the company had $0.0 million of deferred tax liabilities that are not recognized.
The Inflation Reduction Act (the “IRA”) was enacted during the reporting period on August 16, 2022, and included a provision for a new Corporate Alternative Minimum Tax (CAMT), effective in 2023, that is based on the adjusted financial statement income set forth on the applicable financial statement of an “applicable corporation.” The controlled group of corporations of which the reporting entity is a member has determined that it is not an “applicable corporation” for purposes of CAMT during the reporting period, and does not expect to be liable for the CAMT in 2023.
44

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

7. Capital and Surplus
The Company is required by statutory regulations to meet minimum risk-based capital standards. Risk-based capital is a method of measuring the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. At December 31, 2022 and 2021, the Company exceeded the minimum risk-based capital.
Ohio insurance law limits the amount of dividends that can be paid to a parent in a holding company structure without prior approval of the regulators to the greater of 10% of statutory surplus or statutory net income as of the preceding December 31 less any dividends paid in the preceding 12 months, but only to the extent of earned surplus as of the preceding December 31. Based on these limitations, the Company is able to pay dividends of up to $129.6 million by the end of 2023 without seeking prior regulatory approval based on capital and surplus of $1,295.8 million at December 31, 2022.

8. Commitments and Contingencies
The Company is named as a defendant in various legal actions arising principally from claims made under insurance policies and contracts. The Company believes the resolution of these actions will not have a material effect on the Company’s financial position or results of operations.
At December 31, 2022, the Company does not have any material lease agreements for office space or equipment.
At December 31, 2022, the Company has future commitments to provide additional capital contributions of $113.4 million to investments in joint ventures, limited partnerships and limited liability companies. Additionally, the Company has commitments to fund $86.7 million of commercial mortgage loans.
45

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

9. Life and Annuity Reserves and Deposit-Type Contract Liabilities

At December 31, 2022, the Company’s general and separate account annuity reserves and deposit-type contract liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

Individual Annuities	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Subject to discretionary withdrawal:
With market value adjustment	$614	$606,984	$—	$607,598	9.2%
At book value less current surrender charge of 5% or more	898,779	3,553	—	902,332	13.6
At fair value	—	—	741,007	741,007	11.2
Total with adjustment or at fair value	899,393	610,537	741,007	2,250,937	34.0
Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)	1,600,870	434,937	—	2,035,807	30.8
Not subject to discretionary withdrawal	2,325,660	—	—	2,325,660	35.2
Total individual annuity reserves (before reinsurance)	4,825,923	1,045,474	741,007	6,612,404	100.0%
Reinsurance ceded	541	—	—	541
Net individual annuity reserves	$4,825,382	$1,045,474	$741,007	$6,611,863
Amount subject to greater than a 5% surrender charge that will be subject to minimal or no surrender charge after the statement date	$216,614	$304	$—	$216,918

Group Annuities	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)	$2,271	$—	$—	$2,271	100.0%
Not subject to discretionary withdrawal	—	—	—	—	—
Total group annuity reserves (before reinsurance)	2,271	—	—	2,271	100.0%
Reinsurance ceded	—	—	—	—
Net group annuity reserves	$2,271	$—	$—	$2,271

46

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Deposit-type contracts (no life contingencies)	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)	$315,268	$—	$—	$315,268	33.5%
Not subject to discretionary withdrawal	626,640	—	—	626,640	66.5
Total deposit-type contract liability (before reinsurance)	941,908	—	—	941,908	100.0%
Reinsurance ceded	—	—	—	—
Total deposit-type contract liability	$941,908	$—	$—	$941,908
Interest rate changes may have temporary effects on the sale and profitability of annuity products offered by the Company. Although the rates offered by the Company are adjustable in the long-term, in the short-term they may be subject to contractual and competitive restrictions, which may prevent timely adjustment. The Company’s management constantly monitors interest rates with respect to a spectrum of product durations and sells annuities that permit flexible responses to interest rate changes as part of the Company’s management of interest spreads. However, adverse changes in investment yields on invested assets will affect the earnings on those products with a guaranteed return.
47

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

At December 31, 2022, the Company's general and separate account life insurance account values, cash value, and reserves for policies subject to discretionary withdrawal, not subject to discretionary withdrawal, or with no cash value are summarized as follows:

	General Account			Separate Account - Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
(In Thousands)
Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$—	$—	$—	$—	$—
Universal life	179,075	179,075	179,857	—	—	—
Universal life with secondary guarantees	—	—	—	—	—	—
Indexed universal life	—	—	—	—	—	—
Indexed universal life with secondary guarantees	—	—	—	—	—	—
Indexed life	—	—	—	—	—	—
Other permanent cash value life insurance	—	2,705	2,705	—	—	—
Variable life	—	—	—	—	—	—
Variable universal life	2,936	2,936	2,936	6,527	6,527	6,527
Miscellaneous reserves	—	—	—	—	—	—

Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	XXX	XXX	—	XXX	XXX	—
Accidental death benefits	XXX	XXX	—	XXX	XXX	—
Disability - active lives	XXX	XXX	—	XXX	XXX	—
Disability - disabled lives	XXX	XXX	—	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	—	XXX	XXX	—
Total life reserves (before reinsurance)	182,011	184,716	185,498	6,527	6,527	6,527
Reinsurance Ceded	—	—	—	—	—	—
Net life reserves	$182,011	$184,716	$185,498	$6,527	$6,527	$6,527
Federal Home Loan Bank
The Company is a member of the FHLB of Cincinnati. Through its membership, the Company has conducted business activity (borrowings) with the FHLB. It is part of the Company’s strategy to utilize these funds to increase profitability. The Company has determined the actual/estimated maximum borrowing capacity as $680.0 million. The Company calculated this amount after a review of its pledgeable assets (both pledged and unpledged) and after applying the respective FHLB borrowing haircuts.
48

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

FHLB Capital Stock – General Account:

	December 31
	2022	2021
	(In Thousands)
Membership stock - Class A (not eligible for redemption)	$7,965	$9,815
Membership stock - Class B	—	—
Activity stock	28,098	27,245
Excess stock	2,424	2,891
Aggregate total	$38,487	$39,951
Actual or estimated borrowing capacity as determined by the insurer	$680,000	$680,000
Collateral Pledged to FHLB – General Account:

	2022				2021
	Fair Value	Carrying Value	Aggregate Total Borrowing	Borrowed at Time of Maximum Collateral	Fair Value	Carrying Value	Aggregate Total Borrowing	Borrowed at Time of Maximum Collateral
	(In Thousands)
Total as of reporting date	$879,471	$940,306	$626,304	XXX	$816,201	$773,001	$610,926	XXX
Maximum during reporting period	$879,471	$940,306	XXX	$626,304	$890,980	$841,919	XXX	$670,464
Borrowing from FHLB - General Account:

	2022			2021
	At Reporting Date	Reserves Established at Reporting Date	Maximum Amount During Period	At Reporting Date	Reserves Established at Reporting Date
	(In Thousands)
Funding agreements	$626,304	$626,640	$624,426	$610,926	$607,824
Debt	—	XXX	20,000	—	XXX
Aggregate total	$626,304	$626,640	$644,426	$610,926	$607,824
The Company does not have any prepayment obligations under these FHLB borrowing arrangements.

49

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

10. Separate Accounts
The Company’s guaranteed separate account consists of non-indexed, guaranteed rate options that include market value adjustments and systematic transfer options. The guaranteed rate options are sold in fixed annuity products and as investment options within the Company’s variable annuity products. The guaranteed rate options and systematic transfer options carry a minimum interest guarantee based on the guarantee period selected by the policyholder. The fixed annuity products offered provide a death benefit equal to the account value, with one product offering an optional death benefit ranging from 25% to 40% of the gain in the contract. The fixed investment options offered within the Company’s variable annuity products provide the death benefits listed below for variable annuities.
The Company’s nonguaranteed separate accounts consist of subaccounts available through variable annuities and variable universal life insurance. The net investment experience of each subaccount is credited directly to the policyholder and can be positive or negative. The variable annuities include guaranteed minimum death benefits that vary by product and include optional death benefits available on some products. The death benefits offered by the Company include the following: account value, return of premium paid, a death benefit that is adjusted after seven years to the current account value, a death benefit that is adjusted annually to the current account value, and an additional death benefit ranging from 25% to 40% of the gain in the contract. Some variable annuities also provide living benefits, which include guaranteed accumulation amounts on a date certain, guaranteed minimum withdrawal amounts and guaranteed minimum lifetime withdrawal amounts. The death benefit under the variable universal life insurance policies may vary with the investment performance of the underlying investments in the separate accounts.
To compensate the general account for risk taken, the separate accounts paid risk charges of $3.8 million, $4.4 million, $4.1 million, $3.8 million and $4.2 million in 2022, 2021, 2020, 2019 and 2018, respectively. The Company’s general account paid $0.3 million, $0.3 million, $0.3 million, $0.2 million and $0.2 million towards separate account guarantees in 2022, 2021, 2020, 2019, and 2018, respectively.
50

Information regarding the separate accounts of the Company as of and for the year ended December 31, 2022, is as follows:

	Separate Accounts With Guarantees
	Nonindexed Guaranteed Less Than/ Equal to 4%	Nonguaranteed Separate Accounts	Total
	(In Thousands)

Premiums, considerations or deposits	$97,324	$42,884	$140,208

Reserves for separate accounts with assets at:
Fair value	$—	$747,534	$747,534
Amortized cost	1,045,474	—	1,045,474
Total reserves	$1,045,474	$747,534	$1,793,008

Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$606,984	$—	$606,984
At book value without fair value adjustment and with current surrender charge of 5% or more	3,553	—	3,553
At fair value	—	747,534	747,534
At book value without fair value adjustment and with current surrender charge of less than 5%	434,937	—	434,937
Subtotal	1,045,474	747,534	1,793,008
Not subject to discretionary withdrawal	—	—	—
Total separate accounts reserves	$1,045,474	$747,534	$1,793,008

A reconciliation of the amounts transferred to and from the separate accounts for the year ended December 31, 2022, is presented below:

2022
(In Thousands)
Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to separate accounts	$140,208
Transfers from separate accounts	245,894
Net transfers to (from) separate accounts	(105,686)

Reconciling adjustments:
Policy deductions and other expenses	511
Change in surplus in separate accounts	(19)
Other account adjustments	(778)
Transfers as reported in the Summary of Operations of the Company	$(105,972)

STATUTORY-BASIS FINANCIAL STATEMENTS

The Western and Southern Life Insurance Company
Years Ended December 31, 2022, 2021 and 2020
With Report of Independent Auditors

The Western and Southern Life Insurance Company

Statutory-Basis Financial Statements

Years Ended December 31, 2022, 2021 and 2020

Report of Independent Auditors

The Board of Directors
The Western and Southern Life Insurance Company

Opinion

We have audited the statutory-basis financial statements of The Western and Southern Life Insurance Company (the Company), which comprise the balance sheets as of December 31, 2022 and 2021, and the related statements of operations, changes in capital and surplus and cash flows for each of the three years ended December 31, 2022, and the related notes to the financial statements (collectively referred to as the “financial statements”).
Unmodified Opinion on Statutory Basis of Accounting
In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2022 and 2021, and the results of its operations and its cash flows for the three years ended December 31, 2022, on the basis of accounting described in Note 1.
Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2022 and 2021, or the results of its operations or its cash flows for the three years ended December 31, 2022.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.
Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Ohio Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Ohio Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.
In performing an audit in accordance with GAAS, we:
•Exercise professional judgment and maintain professional skepticism throughout the audit.
•Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.
We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.
/s/ Ernst & Young LLP
April 17, 2023

The Western and Southern Life Insurance Company
Balance Sheets (Statutory-Basis)

	December 31
	2022	2021
Admitted assets	(In Thousands)
Cash and invested assets:
Debt securities	$2,769,710	$2,872,422
Preferred and common stocks	902,050	1,030,590
Investments in common stocks of subsidiaries	4,592,609	4,525,844
Mortgage loans	55,841	56,947
Policy loans	142,493	145,308
Real estate:
Properties held for the production of income	833	859
Properties occupied by the Company	24,705	21,600
Cash, cash equivalents and short-term investments	22,479	358,026
Receivable for securities	3,296	6,797
Derivatives	196	107
Securities lending reinvested collateral assets	17,779	33,628
Other invested assets	2,471,001	2,184,728
Total cash and invested assets	11,002,992	11,236,856

Investment income due and accrued	38,913	38,886
Premiums deferred and uncollected	47,582	47,860
Current federal income taxes recoverable	36,220	3,958
Net deferred income tax asset	—	11,784
Receivables from parent, subsidiaries and affiliates	50,439	42,967
Other admitted assets	15,104	14,627
Separate account assets	1,131,631	1,284,662
Total admitted assets	$12,322,881	$12,681,600

Liabilities and capital and surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$2,795,292	$2,761,878
Accident and health reserves	143,743	274,116
Liability for deposit-type contracts	183,197	189,368
Policy and contract claims	53,974	56,825
Dividends payable to policyholders	33,995	32,815
Premiums received in advance	2,953	3,280
Total policy and contract liabilities	3,213,154	3,318,282

General expense due and accrued	44,050	63,910
Net deferred income tax liability	10,799	—
Transfer to (from) separate accounts due and accrued, net	(9)	(13)
Asset valuation reserve	370,006	503,845
Interest maintenance reserve	57,350	59,159
Other liabilities	419,442	479,102
Liability for postretirement benefits other than pensions	94,468	154,087
Payable for securities lending	80,925	62,436
Separate account liabilities	1,131,631	1,284,662
Total liabilities	5,421,816	5,925,470

Capital and surplus:
Common stock, $1 par value, authorized 2,500 shares, issued and outstanding 2,500 shares	2,500	2,500
Surplus Notes	995,499	995,354
Paid-in surplus	607,103	417,103
Accumulated surplus	5,295,963	5,341,173
Total capital and surplus	6,901,065	6,756,130
Total liabilities and capital and surplus	$12,322,881	$12,681,600
See accompanying notes.

The Western and Southern Life Insurance Company
Statements of Operations (Statutory-Basis)

	Year Ended December 31
	2022	2021	2020
	(In Thousands)
Premiums and other revenues:
Premiums and annuity considerations	$214,967	$220,346	$226,232
Net investment income	481,052	542,715	332,996
Considerations for supplementary contracts with life contingencies	31	8	54
Amortization of the interest maintenance reserve	6,802	6,688	5,885
Commissions and expenses on reinsurance ceded	1,061	1,055	1,071
Other revenues	209	339	—
Total premiums and other revenues	704,122	771,151	566,238

Benefits paid or provided:
Death benefits	143,821	153,175	154,116
Annuity benefits	52,603	51,804	89,657
Disability and accident and health benefits	10,903	17,541	15,384
Surrender benefits	40,283	41,512	49,337
Payments on supplementary contracts with life contingencies	237	276	311
Other benefits	2,537	6,246	3,450
Increase in policy reserves and other policyholders’ funds	(91,642)	33,034	29,300
Total benefits paid or provided	158,742	303,588	341,555

Insurance expenses and other deductions:
Commissions	14,795	13,563	18,044
General expenses	146,735	197,470	146,416
Net transfers to (from) separate account	(52,808)	(51,774)	(89,609)
Reserve adjustments on reinsurance assumed	48	—	(87)
Other deductions	(52,197)	60,850	32,322
Total insurance expenses and other deductions	56,573	220,109	107,086

Gain (loss) from operations before dividends to policyholders, federal income tax expense, and net realized capital gains (losses)	488,807	247,454	117,597

Dividends to policyholders	47,950	43,535	47,249
Gain (loss) from operations before federal income tax expense and net realized capital gains (losses)	440,857	203,919	70,348
Federal income tax expense (benefit), excluding tax on capital gains	34,062	30,313	(21,345)
Gain (loss) from operations before net realized capital gains (losses)	406,795	173,606	91,693
Net realized capital gains (losses) (excluding gains (losses) transferred to IMR and capital gains tax)	(3,985)	(74,945)	8,870
Net income (loss)	$402,810	$98,661	$100,563
See accompanying notes.

The Western and Southern Life Insurance Company
Statements of Changes in Capital and Surplus (Statutory-Basis)

	Common Stock	Surplus Notes and Paid-In Surplus	Accumulated Surplus	Total Capital and Surplus
	(In Thousands)

Balance, January 1, 2020	$2,500	$869,622	$4,555,862	$5,427,984
Net income (loss)	—	—	100,563	100,563
Change in net deferred income tax	—	—	(26,657)	(26,657)
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of ($24,444))	—	—	(78,402)	(78,402)
Change in net unrealized foreign exchange capital gain (loss)	—	—	808	808
Change in surplus notes	—	85	—	85
Net change in nonadmitted assets and related items	—	—	122,778	122,778
Change in asset valuation reserve	—	—	79,427	79,427
Change in unrecognized post retirement benefit obligation	—	—	(13,846)	(13,846)
Capital contribution	—	45,000	—	45,000
Balance, December 31, 2020	2,500	914,707	4,740,533	5,657,740
Net income (loss)	—	—	98,661	98,661
Change in net deferred income tax	—	—	30,231	30,231
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of $111,301)	—	—	625,648	625,648
Change in net unrealized foreign exchange capital gain (loss)	—	—	(2,287)	(2,287)
Change in surplus notes	—	497,750	—	497,750
Net change in nonadmitted assets and related items	—	—	67,456	67,456
Change in asset valuation reserve	—	—	(258,434)	(258,434)
Dividends to stockholder	—	—	(50,000)	(50,000)
Change in unrecognized post retirement benefit obligation	—	—	89,365	89,365
Balance, December 31, 2021	2,500	1,412,457	5,341,173	6,756,130
Net income (loss)	—	—	402,810	402,810
Change in net deferred income tax	—	—	(44,085)	(44,085)
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of ($53,721))	—	—	(569,358)	(569,358)
Change in net unrealized foreign exchange capital gain (loss)	—	—	208	208
Change in surplus notes	—	145	—	145
Net change in nonadmitted assets and related items	—	—	(89,828)	(89,828)
Change in asset valuation reserve	—	—	133,839	133,839
Change in unrecognized post retirement benefit obligation	—	—	121,204	121,204
Capital contribution	—	190,000	—	190,000
Balance, December 31, 2022	$2,500	$1,602,602	$5,295,963	$6,901,065
See accompanying notes.

The Western and Southern Life Insurance Company
Statements of Cash Flow (Statutory-Basis)

	Year Ended December 31
	2022	2021	2020
	(In Thousands)
Operating activities
Premiums collected net of reinsurance	$216,066	$221,565	$227,381
Net investment income received	361,478	453,781	220,270
Benefits paid	(258,418)	(275,261)	(307,163)
Net transfers from (to) separate accounts	52,812	51,778	89,607
Commissions and expense paid	(218,473)	(158,324)	(158,658)
Dividends paid to policyholders	(46,770)	(47,553)	(50,922)
Federal income taxes recovered (paid)	(75,259)	2,619	(24,905)
Other, net	1,269	1,394	1,071
Net cash from (for) operations	32,705	249,999	(3,319)

Investing activities
Proceeds from investments sold, matured or repaid:
Debt securities	561,910	236,424	304,543
Preferred and common stocks	396,955	315,580	697,505
Mortgage loans	1,107	970	18,381
Real estate	—	771	725
Other invested assets	291,307	528,139	274,324
Net gains (losses) on cash, cash equivalents and short-term investments	(18)	(30)	24
Miscellaneous proceeds	19,350	44,383	8,338
Net proceeds from investments sold, matured or repaid	1,270,611	1,126,237	1,303,840

Cost of investments acquired:
Debt securities	(462,989)	(347,164)	(223,910)
Preferred and common stocks	(816,114)	(807,957)	(477,124)
Mortgage loans	—	—	(7,400)
Real estate	(5,348)	(4,228)	(314)
Other invested assets	(563,986)	(533,987)	(291,864)
Miscellaneous applications	(830)	(6,291)	(42,824)
Total cost of investments acquired	(1,849,267)	(1,699,627)	(1,043,436)

Net change in policy and other loans	2,815	7,002	6,401
Net cash from (for) investments	(575,841)	(566,388)	266,805

Financing activities
Surplus notes, capital notes	—	497,635	—
Capital and paid in surplus, less treasury stock	190,000	—	45,000
Borrowed funds	48,967	—	—
Net deposits on deposit-type contract funds and other insurance liabilities	(6,171)	(8,197)	(7,094)
Dividends paid to stockholder	—	(50,000)	—
Other cash provided (applied)	(25,207)	(91,150)	(52,807)
Net cash from (for) financing and miscellaneous sources	207,589	348,288	(14,901)

Net change in cash, cash equivalents and short-term investments	(335,547)	31,899	248,585
Cash, cash equivalents and short-term investments:
Beginning of year	358,026	326,127	77,542
End of year	$22,479	$358,026	$326,127

See accompanying notes.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

1. Nature of Operations and Significant Accounting Policies
The Western and Southern Life Insurance Company (the Company) is a stock life insurance company that offers primarily individual traditional and whole life insurance policies. The Company is licensed in 46 states and the District of Columbia. For the year ended December 31, 2022, approximately 68.5% of the gross premiums and annuity considerations for the Company were derived from California, Illinois, Indiana, North Carolina, Ohio, and Pennslyvania. The Company is domiciled in Ohio. The Company is an indirect, wholly-owned subsidiary of Western & Southern Mutual Holding Company (Mutual Holding), a mutual holding company formed pursuant to the insurance regulations of the State of Ohio. Ohio law requires Mutual Holding to hold at least a majority voting interest in the Company. Currently, Mutual Holding indirectly holds 100% of the voting interest through Western & Southern Financial Group, Inc. (WSFG), its wholly-owned subsidiary. The Company wholly owns the following insurance entities: Western-Southern Life Assurance Company (WSLAC), Columbus Life Insurance Company (Columbus Life), Integrity Life Insurance Company (Integrity) and Gerber Life Insurance Company (Gerber Life). Integrity Life Insurance Company wholly owns National Integrity Life Insurance Company (National).
State regulatory authorities have powers relating to granting and revoking licenses to transact business, the licensing of agents, the regulation of premium rates and trade practices, the form and content of insurance policies, the content of advertising material, financial statements and the nature of permitted practices.
Included within the financial statements, the Company has established and operates a closed block for the benefit of holders of most participating individual ordinary and weekly industrial life insurance policies issued on or before the formation of Mutual Holding in 2000 (the Closed Block). Assets have been allocated to the Closed Block in an amount that is expected to produce cash flows which, together with anticipated revenue from the policies included in the Closed Block, are reasonably expected to be sufficient to support the Closed Block policies, the continuation of policyholder dividends, in aggregate, in accordance with the 2000 dividend scale if the experience underlying such scale continues, and for appropriate adjustments in the dividend scale if the experience changes. Invested assets allocated to the Closed Block consist primarily of high-quality debt securities, mortgage loans, policy loans, short-term investments, other invested assets, and securities lending reinvested collateral. Invested assets of $1,828.7 million and $1,911.4 million were allocated to the Closed Block as of December 31, 2022 and 2021, respectively. The assets allocated to the Closed Block inure solely for the benefit of the Closed Block policyholders and will not revert to the benefit of the Company. The purpose of the Closed Block is to protect the policy dividend expectations of these policies after the formation of Mutual Holding. The Closed Block will continue in effect until the last policy in the Closed Block is no longer in force.
Use of Estimates
The preparation of statutory-basis financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Basis of Presentation
The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance (the Department). The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP or SSAP) has been adopted as a component of prescribed or permitted practices by the State of Ohio. These practices differ in some respects from U.S. generally accepted accounting principles (GAAP). The more significant differences follow.
Investments
Investments in debt securities and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on the NAIC’s rating; for GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized holding gains and losses reported in the statement of operations for those designated as trading and as a separate component of other comprehensive income (loss) for those designated as available-for-sale.
All single-class and multiclass mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using the retrospective method. The prospective method is used to determine amortized cost for securities that experience a decline that is deemed to be other-than-temporary. Securities that are in an unrealized loss position which the Company intends to sell, or does not have the intent and ability to hold until recovery, are written down to fair value as a realized loss. Securities that are in an unrealized loss position which the Company has the intent and ability to hold until recovery are written down to the extent the present value of expected future cash flows using the security’s effective yield is lower than the amortized cost. For GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the extent the present value of expected future cash flows using the security’s effective yield is lower than the amortized cost. If high credit quality securities are adjusted, the retrospective method is used.
The Company monitors other investments to determine if there has been an other-than-temporary decline in fair value. Factors that management considers for each identified security include the following:
•The extent the fair value has been below the book/adjusted carrying value;
•The reasons for the decline in value;
•Specific credit issues related to the issuer and current economic conditions, including the current and future impact of any specific events;
•For structured investments (e.g., residential mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities and other structured investments), factors such as overall deal structure and the Company’s position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections are considered;

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

•For all equity securities and other debt securities with credit-related declines in fair value, the Company’s intent and ability to hold the security long enough for it to recover its value to book/adjusted carrying value; and
•For all other debt securities with interest-related declines in fair value, the Company’s intent to sell the security before recovery of its book/adjusted carrying value.
If the decline is judged to be other-than-temporary, an impairment charge to fair value is recorded as a net realized capital loss in the period the determination is made. Under GAAP, if the decline is judged to be other-than-temporary because the Company has the intent to sell the debt security or is more likely than not to be required to sell the debt security before its anticipated recovery, an impairment charge to fair value is recorded as a net realized capital loss. If the decline is judged to be other-than-temporary because the Company does not expect to recover the entire amortized cost basis of the security due to expected credit losses, an impairment charge is recorded to net realized capital loss as the difference between amortized cost and the net present value of expected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment.
Investments in real estate are reported net of required obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses include rent for the Company’s occupancy of those properties.
Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally debt securities and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual security sold in five-year bands. The net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statement of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.
The asset valuation reserve (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in capital and surplus. AVR is not recognized for GAAP.
Subsidiaries
The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Policy Acquisition Costs
The costs of acquiring and renewing business are expensed when incurred. Under GAAP, policy acquisition costs, related to traditional life insurance and certain long-duration accident and health insurance policies sold, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investments, mortality, and expense margins.
Nonadmitted Assets
Certain assets designated as “nonadmitted” (principally investments in unaudited subsidiaries and controlled and affiliated entities, the pension asset, and a trademark license agreement), and other assets not specifically identified as admitted assets within the NAIC’s Accounting Practices and Procedures Manual, are excluded from the accompanying balance sheets and are charged directly to accumulated surplus. Under GAAP, such assets are included in the balance sheets.
Premiums and Benefits
Revenues for universal life and annuity policies with mortality or morbidity risk, except for guaranteed interest and group annuity contracts, consist of the entire premium received, and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.
Benefit Reserves
Certain policy reserves are calculated using statutorily prescribed interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.
Reinsurance
A liability for reinsurance balances is required to be provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to capital and surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.
Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP. Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with policy acquisition costs as required under GAAP.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Employee Benefits
For purposes of calculating the Company’s pension and postretirement benefit obligations, vested participants, non-vested participants and current retirees are included in the valuation. The prepaid pension asset resulting from the excess of the fair value of plan assets over the benefit obligation, which is nonadmitted under statutory accounting rules, is included in other comprehensive income under GAAP.
Deferred Income Taxes
Deferred tax assets are recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not meeting a more-likely-than-not realization threshold. Deferred tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a time frame corresponding with Internal Revenue Service (IRS) tax loss carryback provisions, not to exceed three years, including amounts established in accordance with the provision of SSAP No. 5R, plus 2) for entities who meet the required realization threshold in SSAP No. 101, the lesser of the remaining gross deferred tax assets expected to be realized within three years of the balance sheet date or 15% of capital and surplus excluding any net deferred tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are nonadmitted. Under GAAP, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in all future years, and a valuation allowance is established for deferred tax assets not meeting a more-likely-than-not realization threshold.
Policyholder Dividends
Policyholder dividends are recognized when declared rather than over the term of the related policies.
Surplus Notes
Surplus Notes are classified as a component of equity rather than as long-term debt.
Statements of Cash Flow
Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.
Other significant statutory accounting practices follow.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Restricted Assets
The Company has assets pledged as collateral, or otherwise not exclusively under control of the Company, totaling $147.4 million and $68.5 million as of December 31, 2022 and 2021, respectively. These assets are primarily collateral held in relation to the Company's securities lending program. These restricted assets are discussed in more detail in their relevant section.
Investments
Debt securities, common stocks, preferred stocks, and short-term investments are stated at values prescribed by the NAIC, as follows:
Debt securities not backed by other loans are principally stated at amortized cost using the interest method.
Single-class and multiclass mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from Bloomberg and broker-dealer prepayment models or derived from empirical data and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except securities that are deemed to be other-than-temporarily impaired and securities that are principal-only or interest-only, which are valued using the prospective method.
Unaffiliated common stocks are reported at fair value utilizing publicly quoted prices from third-party pricing services and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes.
Redeemable preferred stocks that have characteristics of debt securities and are rated as medium quality or better are reported or amortized cost. All other redeemable preferred stocks are reported at the lower of amortized cost or fair value. Perpetual preferred stocks are valued at fair value, not exceeding any currently effective call price, utilizing publicly quoted prices from third-party pricing services and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes.
There are no restrictions on unaffiliated common or preferred stocks.
Short-term investments include investments with remaining maturities of one year or less at the date of acquisition and are principally stated at amortized cost, which approximates fair value.
Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost, which approximates fair value.
The Company’s insurance subsidiaries are reported at their underlying audited statutory equity. The Company’s noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in capital and surplus.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Joint ventures, partnerships, and limited liability companies are carried at the Company’s interest in the underlying audited GAAP equity of the investee. Undistributed earnings allocated to the Company are reported in the change in net unrealized capital gains or losses. Distributions from earnings of the investees are reported as net investment income when received. Because of the indirect nature of these investments, there is an inherent reduction in transparency and liquidity and increased complexity in valuing the underlying investments. As a result, these investments are actively managed by the Company’s management via detailed evaluation of the investment performance relative to risk.
Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable, the impairment is other than temporary; the mortgage loan is written down to realizable value and a realized loss is recognized.
Policy loans are reported at unpaid principal balances.
Real estate occupied by the Company and real estate held for the production of income are reported at depreciated cost net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is computed by the straight-line method over the estimated useful life of the properties.
Property acquired in the satisfaction of debt is recorded at the lower of cost less accumulated depreciation or fair market value.
Debt securities and other loan interest are credited to income as it accrues. Dividends are recorded as income on ex-dividend dates. To the extent income is uncertain, due and accrued income is excluded and treated as nonadmitted through surplus.
The Company utilizes customized call and put options to hedge market volatility related to the S&P 500 index . At the beginning of these contracts, a premium is either paid or received for transferring the related risk. The options are not designated as a hedge for accounting purposes and are carried at fair value on the balance sheet with changes in fair value recorded in surplus. The related gains and losses from terminations or expirations are recorded in realized capital gains and losses.
Realized capital gains and losses are determined using the specific identification method.
Premiums
Life and accident and health premiums are recognized as revenue when due. Premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest and group annuity contracts, are also recognized as revenue when due. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Policy Reserves
Life, annuity and accident and health disability benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Department. The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and does return any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Policies issued subject to multiple table substandard extra premiums are valued on the standard reserve basis which recognizes the nonlevel incidence of the excess mortality costs. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves, or the net premiums exceed the gross premiums on any insurance in-force.
For policies issued in 2020 or after, life insurance reserves are developed using principle-based policyholder and asset assumptions with margins and floored at formulaic reserves based upon published tables using statutorily specified interest rates and valuation methods.

Formulaic policy reserves for life insurance and supplemental benefits are computed on the Commissioner’s Reserve Valuation Method. The following mortality tables and interest rates are used:

	Percentage of Reserves
	2022	2021
Life insurance:
1941 Commissioners Standard Ordinary, 2-1/4% - 3-1/2%	6.1%	6.5%
1941 Standard Industrial, 2-1/2% - 3-1/2%	8.8	9.2
1958 Commissioners Standard Ordinary, 2-1/2% - 6%	16.3	17.1
1980 Commissioners Standard Ordinary, 4% - 6%	39.8	39.9
2001 Commissioners Standard Ordinary, 3-1/2% - 4-1/2%	23.7	21.8
Other, 2-1/2% - 6%	4.3	4.4
	99.0	98.9
Other benefits (including annuities):
Various, 2-1/2% - 8-1/4%	1.0	1.1
	100.0%	100.0%
The mean reserve method is used to adjust the calculated terminal reserve to the appropriate reserve at December 31. Mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, in addition, one-half of the extra premium charge for the year. Policies issued after July 1 for substandard lives, are charged an extra premium plus the regular premium for the true age. Mean reserves are based on appropriate multiples of standard rates of mortality. An asset is recorded for deferred premiums net of loading to adjust the reserve for modal premium payments.
For substandard table ratings, mean reserves are based on 125% to 500% of standard mortality rates. For flat extra ratings, mean reserves are based on the standard or substandard mortality rates increased by 1 to 25 deaths per thousand.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

As of December 31, 2022 and 2021, reserves of $13.7 million and $15.2 million, respectively, were recorded on in-force amounts of $803.7 million and $899.5 million, respectively, for which gross premiums are less than the net premiums according to the standard of valuation required by the Department. The Company anticipates investment income as a factor in the premium deficiency calculation for all accident and health contracts.
Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one-hundredth of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.
The establishment of appropriate reserves is an inherently uncertain process, and there can be no assurance that the ultimate liability will not exceed the Company’s policy reserves and have an adverse effect on the Company’s results of operations and financial condition. Due to the inherent uncertainty of estimating reserves, it has been necessary, and may over time continue to be necessary, to revise estimated future liabilities as reflected in the Company’s policy reserves.
Policyholders’ Dividends
The amount of policyholders’ dividends to be paid (including those on policies included in the Closed Block) is determined annually by the Company’s Board of Directors. The aggregate amount of policyholders’ dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Company.
Policy and Contract Claims
Policy and contract claims in process of settlement represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31, 2022 and 2021. The reserves for unpaid claims are estimated using individual case-basis valuations and statistical analysis. These estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for claims are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.
Reinsurance
Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.
Securities Lending
At December 31, 2022, the Company had loaned various debt securities, preferred stocks and common stocks as part of a securities lending program administered by Deutsche Bank, of which the fair value was $78.7 million and $59.7 million in the general and separate account, respectively. At December 31, 2021, the Company had loaned various debt securities, preferred stocks and common stocks as part of a securities lending program administered by Deutsche Bank, of which the fair value was $61.0 million and

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

$0.4 million in the general and separate account, respectively. The Company maintains effective control over all loaned securities and, therefore, continues to report such securities as invested assets in the balance sheets. The general account collateral is managed by both an affiliated and unaffiliated agent. The separate account is managed by an unaffiliated agent.
The Company requires at the initial transaction that the fair value of the cash collateral received must be equal to 102% of the fair value of the loaned securities. The Company monitors the ratio of the fair value of the collateral to loaned securities to ensure it does not fall below 100%. If the fair value of the collateral falls below 100% of the fair value of the securities loaned, the Company nonadmits that portion of the loaned security. At December 31, 2022 and 2021, the Company did not nonadmit any portion of the loaned securities.
The Company reports all collateral on the balance sheet with an offsetting liability recognized for the obligation to return the collateral. Collateral for the securities lending program is either managed by an affiliated agent of the Company or is managed by Deutsche Bank, an unaffiliated agent. Collateral managed by an affiliated agent, which approximated $62.6 million and $28.6 million at December 31, 2022 and 2021, respectively, is invested primarily in investment-grade debt securities and cash equivalents and is included in the applicable amount on the balance sheets because the funds are available for the general use of the Company. At December 31, 2022 and 2021, collateral managed by an unaffiliated agent, which approximated $17.8 million and $33.6 million respectively, was invested in cash equivalents and was included in securities lending reinvested collateral assets on the balance sheet.
At December 31, 2022, the collateral for all securities on loan could be requested to be returned on demand by the borrower. At December 31, 2022 and 2021, the fair value of the total collateral in the general account was $80.4 million and $62.2 million, respectively. The fair value of the total collateral in the separate account was $61.1 million and $0.4 million at December 31, 2022 and 2021, respectively, which was all managed by an unaffiliated agent.
The aggregate collateral broken out by maturity date is as follows at December 31, 2022:

	Amortized Cost	Fair Value
	(In Thousands)
Open	$—	$—
30 days or less	30,672	30,666
31 to 60 days	5,340	5,336
61 to 90 days	5,460	5,440
91 to 120 days	5,549	5,530
121 to 180 days	1,853	1,845
181 to 365 days	5,000	5,000
1 to 2 years	—	—
2 to 3 years	—	—
Greater than 3 years	26,575	26,575
Total collateral	$80,449	$80,392

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

At December 31, 2022, all of the collateral held for the securities lending program was invested in tradable securities that could be sold and used to pay for the $80.9 million and $61.1 million in the general and separate accounts, respectively, in collateral calls that could come due under a worst-case scenario where all collateral was called simultaneously.
The Company does not accept collateral that is not permitted by contract or custom to sell or repledge. The Company does not have any securities lending transactions that extend beyond one year from the reporting date.
Separate Account
The Company maintains a separate account, which holds all of the Company’s pension plan assets. The assets of the separate account consist primarily of marketable securities, which are recorded at fair value. These assets are considered legally insulated from the general accounts.
There are no separate account liabilities that are guaranteed by the general account. (See Note 10 for further discussion on the general account’s responsibility as it relates to the obligations of the Company’s pension plan).
The activity within the separate account, including realized and unrealized gains or losses on its investments, has no effect on net income or capital and surplus of the Company. The Company’s statements of operations reflect annuity payments to pension plan participants and other expenses of the separate account, as well as the reimbursement of such expenses from the separate account.
Federal Income Taxes
The Company files a consolidated income tax return with its eligible subsidiaries and affiliates. The provision for federal income taxes is allocated to the individual companies using a separate return method based upon a written tax-sharing agreement. Under the agreement, the benefits from losses of subsidiaries and affiliates are retained by the subsidiary and affiliated companies. The Company pays all federal income taxes due for all members of the group. The Company then immediately charges or reimburses, as the case may be, the members of the group an amount consistent with the method described in the tax-sharing agreement.
The Company includes interest and penalties in the federal income tax line on the statements of operations.
Postretirement Benefits Other Than Pensions
The Company accounts for its postretirement benefits other than pensions on an accrual basis. The postretirement benefit obligation for current retirees and fully eligible employees is measured by estimating the actuarial present value of benefits expected to be received at retirement using explicit assumptions.
Actuarial and investment gains and losses arising from differences between assumptions and actual experience upon subsequent remeasurement of the obligation may be recognized as a component of the

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

net periodic benefit cost in the current period or amortized. The net gain or loss will be included as a component of net postretirement benefit cost for a year if, as of the beginning of the year, the unrecognized net gain or loss exceeds 10% of the postretirement benefit obligation. That gain or loss, if not recognized immediately, will be amortized over the average life expectancy of the employer’s fully vested and retiree group.
Accounting Changes
There were no material accounting changes in 2022, 2021, or 2020.
Business Combinations
On December 31, 2018, the Company purchased 100% of the common stock of Gerber Life from Nestlé S.A. ("Nestlé"). Gerber Life is an insurer that operates primarily in the juvenile life insurance and medical stop-loss insurance markets. Gerber Life is New York-domiciled and is licensed in 50 states, the District of Columbia, Puerto Rico and certain Canadian provinces. The cost of the acquired entity was $1,257.3 million. The original goodwill balance was $945.5 million, of which $528.1 million was admitted.
The transaction was accounted for as a statutory purchase and reflects the following:

Year	Admitted Goodwill at Reporting Date	Goodwill Amortized in Period	Book Value of Acquisition	Admitted Goodwill as a % of Admitted Acquisition
	(In Thousands)
2022	$567,328	$94,555	$1,149,908	49.3%
2021	592,621	94,555	1,132,673	52.3

	2022	2021
	(In Thousands)

Company Surplus as of September 30	$6,532,219	$6,532,800
Less September 30 electronic data processing	10,318	9,907
Less September 30 net deferred tax assets	51,157	12,663
Less September 30 net positive goodwill	590,967	584,021
Adjusted Company surplus as of September 30	$5,879,777	$5,926,209
Admitted goodwill as a percentage of adjusted surplus	9.6%	10.0%
Risks and Uncertainties
The Company is exposed to risk associated with the ongoing outbreak of coronavirus (“COVID-19”) and is actively monitoring developments through governmental briefings and the relevant health authorities. The effects of the outbreak on the Company are uncertain and difficult to predict, as the situation continues to evolve. Risks include (but are not limited to) the disruption of business operations due to changing work environments for employees, agents and distributors, and business partners; potential economic hardship of policyholders and issuers of investments held by the Company; and disruptions of

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

product marketing and sales efforts. The Company has business continuity plans in place to mitigate the risks posed to business operations by disruptive incidents such as these.
Subsequent Events
The Company recognizes in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the balance sheet date. For nonrecognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Company is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements on April 17, 2023.
Note 4 describes events that occurred subsequent to the December 31, 2022, financial statement date; the Company sold equity securities to an affiliate, received an ordinary dividend from a subsidiary, and paid an ordinary dividend to its parent.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

2. Investments
The book/adjusted carrying value and fair value of the Company’s investments in debt securities are summarized as follows:

	Book/ Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2022:
U.S. Treasury securities and obligations of U.S. government corporation and agencies	$23,341	$314	$(394)	$23,261
Debt securities issued by states of the U.S. and political subdivisions of the states	9,805	341	—	10,146
Non-U.S. government securities	77,002	23	(12,656)	64,369
Corporate securities	2,385,532	62,279	(235,690)	2,212,121
Commercial mortgage-backed securities	22,852	32	(4,447)	18,437
Residential mortgage-backed securities	120,923	3,874	(11,603)	113,194
Asset-backed securities	130,255	1,844	(8,123)	123,976
Total	$2,769,710	$68,707	$(272,913)	$2,565,504

At December 31, 2021:
U.S. Treasury securities and obligations of U.S. government corporation and agencies	$87,594	$1,949	$(23)	$89,520
Debt securities issued by states of the U.S. and political subdivisions of the states	12,801	2,409	—	15,210
Non-U.S. government securities	89,164	7,036	(808)	95,392
Corporate securities	2,388,268	528,744	(5,628)	2,911,384
Commercial mortgage-backed securities	43,056	1,099	(401)	43,754
Residential mortgage-backed securities	138,700	14,086	(61)	152,725
Asset-backed securities	112,839	14,561	(269)	127,131
Total	$2,872,422	$569,884	$(7,190)	$3,435,116
At December 31, 2022 and 2021, the Company held unrated or below-investment-grade corporate debt securities with a book/adjusted carrying value of $90.7 million and $101.5 million, respectively, and an aggregate fair value of $78.3 million and $110.7 million, respectively. As of December 31, 2022 and 2021, such holdings amounted to 3.3% and 3.5%, respectively, of the Company’s investments in debt securities and 0.7% and 0.8%, respectively, of the Company’s total admitted assets. The Company performs periodic evaluations of the relative credit standing of the issuers of these debt securities. The Company considers these evaluations in its overall investment strategy.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Unrealized gains and losses on investments in unaffiliated common stocks, mutual funds and common stocks of subsidiaries are reported directly in capital and surplus and do not affect net income. The unrealized gains and unrealized losses on, and the cost and fair value of those investments and preferred stocks are as follows:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2022:
Preferred stocks	$44,868	$2,453	$(4,807)	$42,514

Common stocks, unaffiliated	$290,425	$212,017	$(8,987)	$493,455
Common stocks, mutual funds	390,433	1,629	(25,981)	366,081
Common stocks, subsidiaries	3,843,604	956,870	(207,865)	4,592,609
	$4,524,462	$1,170,516	$(242,833)	$5,452,145

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2021:
Preferred stocks	$20,048	$1,017	$(29)	$21,036

Common stocks, unaffiliated	$425,362	$332,783	$(8,916)	$749,229
Common stocks, mutual funds	229,995	30,775	(445)	260,325
Common stocks, subsidiaries	3,498,897	1,182,075	(155,128)	4,525,844
	$4,154,254	$1,545,633	$(164,489)	$5,535,398

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

The following table shows unrealized losses and fair values, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position.

	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than or Equal to 12 Months
	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2022:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$(316)	$4,746	$(78)	$722
Debt securities issued by states of the U.S. and political subdivisions of the states	—	—	—	—
Non-U.S. government securities	(8,514)	49,059	(4,142)	14,328
Corporate securities	(205,116)	1,258,582	(30,574)	83,859
Commercial mortgage-backed securities(1)	(2,573)	9,681	(1,874)	7,117
Residential mortgage-backed securities(1)	(11,331)	89,104	(272)	2,028
Asset-backed securities(1)	(6,719)	70,775	(1,404)	16,583
Total	$(234,569)	$1,481,947	$(38,344)	$124,637

Preferred stocks	$(4,807)	$26,923	$—	$—

Common stocks, unaffiliated	$(8,987)	$42,253	$—	$—
Common stocks, mutual funds	(25,981)	327,028	—	—
Total	$(34,968)	$369,281	$—	$—
(1) Amounts relate to securities subject to SSAP 43R.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than or Equal to 12 Months
	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2021:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$(13)	$439	$(10)	$325
Debt securities issued by states of the U.S. and political subdivisions of the states	—	—	—	—
Non-U.S. government securities	(808)	17,696	—	—
Corporate securities	(5,344)	169,484	(284)	5,585
Commercial mortgage-backed securities(1)	(377)	28,862	(24)	1,106
Residential mortgage-backed securities(1)	(19)	2,080	(42)	975
Asset-backed securities(1)	(269)	19,088	—	—
Total	$(6,830)	$237,649	$(360)	$7,991

Preferred stocks	$(29)	$837	$—	$—

Common stocks, unaffiliated	$(8,916)	$64,389	$—	$—
Common stocks, mutual funds	(445)	28,495	—	—
Total	$(9,361)	$92,884	$—	$—
(1) Amounts relate to securities subject to SSAP 43R.
Investments that are impaired at December 31, 2022 and 2021, for which other-than-temporary impairments have not been recognized, consist mainly of corporate debt securities, asset-backed securities, residential mortgage-backed securities and unaffiliated common stocks.
The aggregated unrealized loss is approximately 13.5% and 4.7% of the carrying value of securities considered temporarily impaired at December 31, 2022 and 2021, respectively. At December 31, 2022, there were a total of 570 securities held that are considered temporarily impaired, 29 of which have been impaired for 12 months or longer. At December 31, 2021, there were a total of 105 securities held that were considered temporarily impaired, 8 of which had been impaired for 12 months or longer. The Company recorded other-than-temporary impairments on securities of $12.4 million, $3.0 million and $4.8 million for the years ended December 31, 2022, 2021 and 2020, respectively.
The following is a list of each loan-backed security held at December 31, 2022, with a recognized other-than-temporary impairment (OTTI) for the year ended December 31, 2022, where the present value of

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

future cash flows expected to be collected was less than the amortized cost basis of the securities.

CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Future Cash Flows	Recognized Other- Than- Temporary Impairment	Amortized Cost After Other-Than-Temporary Impairment	Fair Value	Date of Other-Than-Temporary Impairment
(In Thousands)
For the year ended, December 31, 2022:
466247-JU-8	$491	$439	$52	$439	$401	06/30/2022
466247-JU-8	435	434	1	434	378	09/30/2022
02660T-ER-0	44	43	1	43	39	12/31/2022
12667G-AH-6	313	312	1	312	293	12/31/2022
61752R-AL-6	153	147	6	147	145	12/31/2022
34918T-AC-0	46,030	39,963	6,067	39,963	28,706	12/31/2022
Total	XXX	XXX	$6,128	XXX	XXX	XXX

The Company had no OTTI on loan-backed securities for the year ended December 31, 2022, due to the intent to sell the security or the inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis of the security.
A summary of the cost or amortized cost and fair value of the Company’s debt securities at December 31, 2022, by contractual maturity, is as follows:

	Book/Adjusted Carrying Value	Fair Value
	(In Thousands)
Years to maturity:
One or less	$61,465	$61,683
After one through five	166,288	166,255
After five through ten	549,114	558,625
After ten	1,718,813	1,523,334
Mortgage-backed securities/asset-backed securities	274,030	255,607
Total	$2,769,710	$2,565,504
The expected maturities may differ from contractual maturities in the foregoing table because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties and because asset-backed and mortgage-backed securities (including floating-rate securities) provide for periodic payments throughout their lives.
Proceeds from sales of investments in debt securities during 2022, 2021 and 2020 were $248.3 million, $33.6 million, and $114.5 million; gross gains of $5.1 million, $1.0 million, and $2.5 million and gross losses of $1.0 million, $0.0 million, and $0.4 million were realized on these sales in 2022, 2021 and 2020, respectively.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Proceeds from the sales of investments in equity securities during 2022, 2021 and 2020 were $372.1 million, $284.5 million, and $655.6 million; gross gains of $67.6 million, $45.3 million, and $154.6 million and gross losses of $22.3 million, $4.1 million, and $84.4 million were realized on these sales in 2022, 2021 and 2020, respectively.
Realized capital gains (losses) are reported net of federal income taxes and amounts transferred to the IMR as follows for the years ended December 31:

	2022	2021	2020
	(In Thousands)
Realized capital gains (losses)	$10,230	$(78,811)	$25,075
Less amount transferred to IMR (net of related taxes (benefits) of $1,327 in 2022, $248 in 2021, and $3,097 in 2020)	4,993	932	11,649
Less federal income tax expense (benefit) of realized capital gains (losses)	9,222	(4,798)	4,556
Net realized capital gains (losses)	$(3,985)	$(74,945)	$8,870
Net investment income was generated from the following for the years ended December 31:

	2022	2021	2020
	(In Thousands)
Debt securities	$141,466	$158,760	$144,132
Equity securities	107,536	32,007	24,798
Mortgage loans	2,318	2,363	6,281
Real estate	9,982	12,377	10,514
Policy loans	10,704	11,067	11,546
Cash, cash equivalents and short-term investments	1,567	688	357
Other invested assets	274,692	390,541	181,415
Other	252	(785)	605
Gross investment income	548,517	607,018	379,648
Investment expenses	67,465	64,303	46,652
Net investment income	$481,052	$542,715	$332,996
The Company’s investments in mortgage loans principally involve commercial real estate. At December 31, 2022, 79.2% of such mortgages, or $44.2 million, involved properties located in Ohio, Washington, and South Carolina. Such investments consist of primarily first-mortgage liens on completed income-producing properties. The aggregate mortgage outstanding to any one borrower does not exceed $21.2 million. During 2022, there were no loans issued. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed or purchase money mortgage did not exceed 80.0%. During 2022, the Company did not reduce interest rates on any outstanding mortgages.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Derivative Instruments
The Company entered into an equity hedge program designed to hedge the market value risks associated with the broad equity market. Hedging this risk reduces the economic sensitivity to price declines. At the beginning of these contracts, a premium is either paid or received for transferring the related risk. The options are not designated as a hedge for accounting purposes and are carried at fair value on the balance sheet with changes in fair value recorded in surplus. The related gains and losses from terminations or expirations are recorded in realized capital gains and losses. The change in fair value was $0.0 million, $50.6 million, and $(0.7) million for the years ended December 31, 2022, 2021, and 2020, respectively. The net gain/(loss) recognized through net income within realized gains and losses was $0.0 million,$(97.2) million, and $(58.8) million for the years ended December 31, 2022, 2021, and 2020, respectively. The Company closed the hedge in the first quarter of 2021.

Information related to the Company’s derivative instruments as described above and the effects of offsetting on the balance sheet consisted of the following for the years ended December 31:

	2022	2021
	(In Thousands)
Derivative assets:
Gross amount of recognized assets	$196	$107
Gross amounts offset	—	—
Net amount of assets	$196	$107

Derivative liabilities:
Gross amount of recognized liabilities	$—	$—
Gross amounts offset	—	—
Net amount of liabilities	$—	$—

3. Fair Values of Financial Instruments
Included in various investment-related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value such as when impaired or, for certain bonds and preferred stocks, when carried at the lower of cost or market.
The Company uses fair value measurements to record the fair value of certain assets and liabilities and to estimate the fair value of financial instruments not recorded at fair value but required to be disclosed at fair value. Certain financial instruments, particularly policyholder liabilities other than investment-type contracts, are excluded from this fair value discussion.
Fair value is defined as the price that would be received to sell an asset or transfer a liability in an orderly transaction between market participants at the measurement date. The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on the following

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

hierarchy that prioritizes inputs to valuation techniques used to measure fair value into three levels. The Company’s policy is to recognize transfers in and transfers out of levels at the beginning of the quarterly reporting period.
•Level 1 - Quoted prices (unadjusted) in active markets for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include exchange-traded equity securities and mutual funds, including those which are part of the Company’s separate account assets.
•Level 2 - Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. The Company’s Level 2 assets and liabilities primarily include debt securities within the Company’s separate account for which public quotations are not available, but that are priced by third-party pricing services or internal models using observable inputs. Also included in Level 2 assets and liabilities are preferred stock, fixed income residual tranches, and stock warrants. The fair value of these instruments is determined through the use of third-party pricing services or models utilizing market observable inputs.
•Level 3 - Significant unobservable inputs for the asset or liability. The Company’s Level 3 assets and liabilities primarily include certain debt securities and private equity securities within the Company’s separate account that must be priced using non-binding broker quotes or other valuation techniques that utilize significant unobservable inputs. Also included in Level 3 assets and liabilities are common and preferred stocks being priced by broker quotes or utilizing recent financing for similar securities.
Fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including discount rates, estimates of timing, amount of expected future cash flows and the credit standing of the issuer. Such estimates do not consider the tax impact of the realization of unrealized gains or losses.
For Level 3 investments, the fair value estimates cannot be substantiated by comparison to independent markets. In addition, the disclosed fair value may not be realized in the immediate settlement of the financial instrument.
Certain investments utilize net asset value (NAV) as a practical expedient for fair value. These investments are reported separately from the hierarchy. Investments utilizing NAV consist mainly of equity interest in limited partnerships and limited liabilities in the separate account. These investments contain fixed income, common stock, and real estate characteristics. The interests in these partnerships can be sold or transferred with prior consent from the general partner. The average remaining life of the investments is 16.1 years. The Company's unfunded commitment for these investments is $61.9 million. In addition, a collective trust in the separate account utilizing NAV is primarily investing in domestic fixed income securities. Shares in the trust can be redeemed at their net asset value. The NAV for this investment is $10.33. The Company does not intend to sell any investments utilizing NAV.
As described below, certain fair values are determined through the use of third-party pricing services. Management does not adjust prices received from third parties; however, the Company does analyze the third-party pricing services’ valuation methodologies and related inputs and performs additional evaluation to determine the appropriate level within the fair value hierarchy. The Company performs

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

annual due diligence of third-party pricing services, which includes assessing the vendor’s valuation qualifications, control environment, analysis of asset class-specific valuation methodologies and understanding of market observable assumptions and unobservable assumptions, if any, employed in the valuation methodology. Care should be exercised in deriving conclusions about the Company’s business, its value or financial position based on the fair value information of financial instruments presented below. The following discussion describes the valuation methodologies utilized by the Company for assets and liabilities measured or disclosed at fair value.
Debt and Equity Securities
The fair values of debt securities and asset/mortgage-backed securities have been determined through the use of third-party pricing services utilizing market observable inputs. Private placement securities trading in less liquid or illiquid markets with limited or no pricing information are valued using either broker quotes or by discounting the expected cash flows using current market-consistent rates applicable to the yield, credit quality and maturity of each security.
The fair values of actively traded equity securities and exchange traded funds (including exchange traded funds with debt like characteristics) have been determined utilizing publicly quoted prices obtained from third-party pricing services. The fair values of certain equity securities for which no publicly quoted prices are available have been determined through the use of third-party pricing services utilizing market observable inputs. Actively traded mutual funds are valued using the net asset values of the funds. The fair value of equity securities included in Level 3 has been determined by utilizing broker quotes or recent financing for similar securities.
Mortgage Loans
The fair values for mortgage loans, consisting principally of commercial real estate loans, are estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans collateralized by properties with similar investment risk. The fair values for mortgage loans in default are established at the lower of the fair value of the underlying collateral less costs to sell or the carrying amount of the loan.
Cash, Cash Equivalents and Short-Term Investments
The fair values of cash, cash equivalents and short-term investments are based on quoted market prices or stated amounts.
Securities Lending Reinvested Collateral Assets
The fair values of securities lending reinvested collateral assets are determined through the use of third-party sources utilizing publicly quoted prices.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Other Invested Assets
Other invested assets primarily include surplus debentures and fixed income residual tranches for which fair values have been determined through the use of third-party pricing services utilizing market observable inputs.
Derivative Instruments
The fair values of free-standing derivative instruments, primarily stock warrants, are determined through the use of third-party pricing services or models utilizing market observable inputs.
Assets Held in Separate Accounts
Assets held in separate accounts include debt securities, equity securities, mutual funds, surplus notes, private equity, and private debt fund investments. The fair values of debt securities, equity securities and mutual funds have been determined using the same methodologies as similar assets held in the general account. The fair values of private equity and private debt fund investments have been determined utilizing the net asset values of the funds.
Life and Annuity Reserves for Investment-Type Contracts and Deposit Fund Liabilities
The fair value of liabilities for investment-type contracts is based on the present value of estimated liability cash flows, which are discounted using rates that incorporate risk-free rates and margins for the Company’s own credit spread and the riskiness of cash flows. Key assumptions to the cash flow model include the timing of policyholder withdrawals and the level of interest credited to contract balances. Fair values for insurance reserves are not required to be disclosed. However, the estimated fair values of all insurance reserves and investment contracts are taken into consideration in the Company’s overall management of interest rate risk.
Securities Lending Liability
The liability represents the Company’s obligation to return collateral related to securities lending transactions. The liability is short-term in nature and therefore, the fair value of the obligation approximates the carrying amount.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Assets and liabilities measured at fair value on a recurring basis are outlined below:

	Assets/(Liabilities) Measured at Fair Value	Fair Value Hierarchy Level
		Level 1	Level 2	Level 3	NAV
	(In Thousands)
At December 31, 2022
Assets:
Common stocks, unaffiliated	$493,455	$467,200	$—	$23,394	$2,861
Common stocks, mutual funds	366,081	366,081	—	—	—
Preferred stocks	42,514	—	26,917	15,597	—
Other invested assets, fixed income residual tranche	28,701	—	28,701	—	—
Derivative assets	196	—	196	—	—
Separate account assets	1,131,631	709,833	134,147	—	287,651
Total assets	$2,062,578	$1,543,114	$189,961	$38,991	$290,512

	Assets/(Liabilities) Measured at Fair Value	Fair Value Hierarchy Level
		Level 1	Level 2	Level 3	NAV
	(In Thousands)
At December 31, 2021
Assets:
Bonds, exchange traded funds	$5,994	$5,994	$—	$—	$—
Common stocks, unaffiliated	749,229	724,931	—	21,416	2,882
Common stocks, mutual funds	260,325	260,325	—	—	—
Preferred stocks	21,036	—	16,809	4,227	—
Other invested assets, fixed income residual tranche	37,091	—	37,091	—
Derivative assets	107	—	107	—	—
Separate account assets	1,284,662	863,058	126,955	—	294,649
Total assets	$2,358,444	$1,854,308	$180,962	$25,643	$297,531

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2022 are as follows:

	Beginning Asset/(Liability) as of January 1, 2022	Total Realized/Unrealized Gains (Losses) Included in*:			Purchases, Sales, Issuances and Settlements	Transfers Into Level 3**	Transfers Out of Level 3	Ending Asset/ (Liability) as of December 31, 2022
		Net Income	Surplus	Other
	(In Thousands)
Assets:
Common stocks, unaffiliated	$21,416	$—	$848	$—	$—	$1,130	$—	$23,394
Preferred stocks	4,227	—	2,370	—	9,000	—	—	15,597
Total assets	$25,643	$—	$3,218	$—	$9,000	$1,130	$—	$38,991

* Gains and losses for assets held in separate accounts do not impact net income or surplus as the change in value of assets held in separate accounts is offset by a change in value of liabilities related to separate accounts.
** Transfers into Level 3 are due to changes in the price source.
The gross purchases, issuances, sales and settlements included in the reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2022, are as follows:

	Purchases	Issuances	Sales	Settlements	Net Purchases, Issuances, Sales and Settlements
	(In Thousands)
Assets:
Common stocks, unaffiliated	$—	$—	$—	$—	$—
Preferred stocks	9,000	—	—	—	9,000
Total assets	$9,000	$—	$—	$—	$9,000

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2021, is as follows:

	Beginning Asset/(Liability )as of January 1, 2021	Total Realized/Unrealized Gains (Losses) Included in*:			Purchases, Sales, Issuances and Settlements	Transfers Into Level 3**	Transfers Out of Level 3**	Ending Asset/ (Liability) as of December 31, 2021
		Net Income	Surplus	Other
	(In Thousands)
Assets:
Common stocks, unaffiliated	$—	$3,807	$11,422	$—	$6,187	$—	$—	$21,416
Preferred stocks	146	(354)	423	—	2,999	1,013	—	4,227
Separate account assets	21,296	—	—	(5,970)	(15,326)	—	—	—
Total assets	$21,442	$3,453	$11,845	$(5,970)	$(6,140)	$1,013	$—	$25,643

* Gains and losses for assets held in separate accounts do not impact net income or surplus as the change in value of assets held in separate accounts is offset by a change in value of liabilities related to separate accounts.
** Transfers into Level 3 are due to perpetual preferred stocks being carried at fair value and not on the basis of designation.
The gross purchases, issuances, sales and settlements included in the reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2021, are as follows:

	Purchases	Issuances	Sales	Settlements	Net Purchases, Issuances, Sales and Settlements
	(In Thousands)
Assets:
Common stocks, unaffiliated	$13,326	$—	$(7,139)	$—	$6,187
Preferred stocks	2,999	—	—	—	2,999
Separate account assets	—	—	(15,326)	—	(15,326)
Total Assets	$16,325	$—	$(22,465)	$—	$(6,140)

The Company did not have any significant assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2022 and 2021.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

The carrying amounts and fair values of the Company’s significant financial instruments follow:

	December 31, 2022
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3	NAV
	(In Thousands)
Assets:
Bonds	$2,769,710	$2,565,504	$8,887	$2,553,262	$3,355	$—
Common stock:
Unaffiliated	493,455	493,455	467,200	—	23,394	2,861
Mutual funds	366,081	366,081	366,081	—	—	—
Preferred stock	42,514	42,514	—	26,917	15,597	—
Mortgage loans	55,841	50,158	—	—	50,158	—
Cash, cash equivalents and short-term investments	22,479	22,479	22,479	—	—	—
Other invested assets:
Surplus notes	39,025	35,761	—	35,761	—	—
Fixed income residual tranche	28,701	28,701	—	28,701	—	—
Securities lending reinvested collateral assets	17,779	17,779	17,779	—	—	—
Derivative assets	196	196	—	196	—	—
Separate account assets	1,131,631	1,131,631	709,833	134,147	—	287,651

Liabilities:
Life and annuity reserves for investment-type contracts and deposit fund liabilities	$(2,823)	$(2,733)	$—	$—	$(2,733)	$—
Securities lending liability	(80,925)	(80,925)	—	(80,925)	—	—

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

	December 31, 2021
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3	NAV
	(In Thousands)
Assets:
Bonds	$2,872,422	$3,435,116	$22,763	$3,411,353	$1,000	$—
Common stock:
Unaffiliated	749,229	749,229	724,931	—	21,416	2,882
Mutual funds	260,325	260,325	260,325	—	—	—
Preferred stock	21,036	21,036	—	16,809	4,227	—
Mortgage loans	56,947	60,477	—	—	60,477	—
Cash, cash equivalents and short-term investments	358,026	358,111	358,111	—	—	—
Other invested assets:
Surplus notes	33,881	45,117	—	45,117	—	—
Fixed income residual tranche	37,091	37,091	—	37,091	—	—
Securities lending reinvested collateral assets	33,628	33,628	33,628	—	—	—
Derivative assets	107	107	—	107	—
Separate account assets	1,284,662	1,284,662	863,058	126,955	—	294,649

Liabilities:
Life and annuity reserves for investment-type contracts and deposit fund liabilities	$(3,503)	$(3,710)	$—	$—	$(3,710)	$—
Securities lending liability	(62,436)	(62,436)	—	(62,436)	—	—

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

4. Related-Party Transactions
The Company owns a 100% interest in Integrity and WSLAC, whose carrying values based on underlying statutory surplus at December 31, 2022, are $1.3 billion and $1.8 billion, respectively. The accounting policies of Integrity and WSLAC are the same as those of the Company described in Note 1. The summary financial data for Integrity and WSLAC follows:

	2022	2021
	(In Thousands)
Integrity:
Admitted Assets	$9,377,215	$9,956,305
Liabilities	8,081,440	8,474,871
Statutory Surplus	$1,295,775	$1,481,434
Net Income	$5,477	$51,418

WSLAC:
Admitted Assets	$25,363,432	$19,537,565
Liabilities	23,586,209	17,998,269
Statutory Surplus	$1,777,223	$1,539,296
Net Income	$(84,549)	$118,421

The Company has an equity interest in certain partnerships that made payments of principal and interest under mortgage financing arrangements to subsidiaries in the amount of $18.1 million, $39.0 million, and $14.9 million in 2022, 2021 and 2020, respectively. The principal balance of the mortgage financing arrangements with subsidiaries was $267.3 million and $266.7 million at December 31, 2022 and 2021, respectively.
At December 31, 2022 and 2021, the Company had $275.7 million and $113.7 million, respectively, invested in the Touchstone Funds, which are exchange traded and mutual funds administered by Touchstone Advisors, Inc., an indirect subsidiary of the company.
At December 31, 2022 and 2021, the Company had $709.4 million and $650.3 million respectively, invested in fixed income residual tranches and various private equity and private debt funds managed by Fort Washington Investment Advisors, Inc., an indirect subsidiary of the Company.
At December 31, 2022 and 2021, the Company had $1,214.0 million and $1,035.5 million respectively, invested in WS Real Estate Holdings, LLC, which is a holding company managed by Eagle Realty Group, LLC, an indirect subsidiary of the Company.
In March 2023, the Company paid a $245.0 million ordinary dividend to its parent, WSFG, which was referenced in Note 1, Subsequent Events. The dividend was in the form of cash.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

In March 2023, the Company received a $150.0 million ordinary dividend from its subsidiary, WSLAC, which was referenced in Note 1, Subsequent Events. The dividend was in the form of cash.
In February and March 2023, the Company sold equity securities to National for $50.0 million and $30.0 million in cash, respectively, which was referenced in Note, 1 Subsequent Events.
In December 2022, the Company received a $190.0 million capital contribution from its parent, WSFG. The contribution was in the form of cash.
In December 2022, the company paid a $320.0 million capital contribution to its subsidiary, WSLAC. The contribution was in the form of cash.
In December 2022, the Company paid a $50.0 million capital contribution to its subsidiary, Columbus Life. The contribution was in the form of cash.
In December 2022, the Company received an $80.0 million ordinary dividend from is subsidiary, Integrity. The dividend was in the form of cash.
In December 2021, the company paid a $250.0 million capital contribution to its subsidiary, WSLAC. The contribution was in the form of cash.
In November 2021, the Company paid a $50.0 million ordinary dividend to its parent, WSFG. The dividend was in the form of cash.
In March 2021, the Company paid a $100.0 million capital contribution to its subsidiary, Columbus Life. The contribution was in the form of cash.
In December 2020, the Company paid a $50.0 million capital contribution to its subsidiary, Columbus Life. The contribution was in the form of cash.
In September 2020, the Company entered into a Pension Risk Transfer agreement with its subsidiary, WSLAC. Refer to Note 10 for more detail.
The Company had $50.4 million and $43.0 million receivable from parent, subsidiaries and affiliates as of December 31, 2022 and 2021, respectively. The Company had $0.5 million and $38.7 million payable to parent, subsidiaries and affiliates as of December 31, 2022 and 2021, respectively. The terms of the settlement generally require that these amounts be settled in cash within 30 days.
The Company has entered into multiple reinsurance agreements with affiliated entities. See Note 5 for further description.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

5. Reinsurance
Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.
The Company has a ceded reinsurance agreement with Columbus Life. Under the reinsurance agreement, Columbus Life reinsures the former liabilities of Columbus Mutual, a former affiliate, which was merged into the Company. Life and accident and health reserves ceded from the Company to Columbus Life totaled $443.8 million and $460.0 million at December 31, 2022 and 2021, respectively.
In 2006, the Company entered into a yearly renewable term reinsurance agreement with Lafayette Life, an affiliated entity, whereby the Company provides reinsurance coverage on certain life products and associated riders as this coverage is recaptured by Lafayette Life from unaffiliated reinsurers. Life reserves ceded from Lafayette Life to the Company under this agreement totaled $0.9 million and $0.9 million at December 31, 2022 and 2021, respectively.
Certain premiums and benefits are ceded to other unaffiliated insurance companies under various reinsurance agreements. The majority of the ceded business is due to ceding substandard business to reinsurers (facultative basis).
The effects of reinsurance on premiums, annuity considerations and deposit-type funds are as follows for the years ended December 31:

	2022	2021	2020
	(In Thousands)

Direct premiums	$220,548	$225,660	$231,552
Assumed premiums:
Affiliates	1,185	1,203	1,285
Nonaffiliates	—	—	—
Ceded premiums:
Affiliates	—	—	—
Nonaffiliates	(6,766)	(6,517)	(6,605)
Net premiums	$214,967	$220,346	$226,232

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

The Company’s ceded reinsurance arrangements impacted certain other items in the accompanying financial statements by the following amounts as of and for the years ended December 31:

	2022	2021	2020
	(In Thousands)
Policy and contract claims:
Affiliates	$—	$—	$—
Nonaffiliates	2,401	4,696	4,856
Policy and contract liabilities:
Affiliates	443,797	460,048	478,114
Nonaffiliates	30,758	28,786	26,517
Amounts recoverable on reinsurance contracts:
Affiliates	—	—	—
Nonaffiliates	221	303	126
In 2022, 2021 and 2020, the Company did not commute any ceded reinsurance nor did it enter into or engage in any agreement that reinsures policies or contracts that were in-force or had existing reserves as of the effective date of such agreements.
At December 31, 2022, the Company has no significant reserves ceded to unauthorized reinsurers. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits.
Neither the Company nor any of its related parties, control directly or indirectly, any reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2022, there are no reinsurance agreements in effect such that the amount of losses paid or accrued exceed the total direct premium collected. The Company remains obligated for amounts ceded in the event that the reinsurers do not meet their obligations.
There would be no reduction in surplus at December 31, 2022, if all reinsurance agreements were cancelled.

6. Federal Income Taxes
The Company and its eligible subsidiaries and affiliates file a consolidated federal income tax return. Amounts due (to)/from the Internal Revenue Service for federal income taxes, net of the amounts due (to)/from subsidiaries and affiliates, were $36.2 million and $4.0 million at December 31, 2022 and 2021, respectively. The tax years 2014 through 2021 remain subject to examination by major tax jurisdictions.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

The amount of federal income taxes incurred that will be available for recoupment at December 31, 2022, in the event of future capital losses is $27.6 million, $61.2 million, and $0.0 million from 2022, 2021 and 2020, respectively.
The components of the net deferred tax asset (liability) at December 31 are as follows:

		12/31/2022
		(In Thousands)
		(1)	(2)	(3)
				(Col 1+2)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$180,314	$13,498	$193,812
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a - b)	180,314	13,498	193,812
(d)	Deferred tax assets nonadmitted	—	—	—
(e)	Subtotal net admitted deferred tax assets (c - d)	180,314	13,498	193,812
(f)	Deferred tax liabilities	167,632	36,979	204,611
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e - f)	$12,682	$(23,481)	$(10,799)

		12/31/2021
		(In Thousands)
		(4)	(5)	(6)
				(Col 4+5)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$269,180	$8,236	$277,416
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a - b)	269,180	8,236	277,416
(d)	Deferred tax assets nonadmitted	—	—	—
(e)	Subtotal net admitted deferred tax assets (c - d)	269,180	8,236	277,416
(f)	Deferred tax liabilities	192,438	73,194	265,632
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e - f)	$76,742	$(64,958)	$11,784

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

		Change
		(In Thousands)
		(7)	(8)	(9)
				(Col 7+8)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$(88,866)	$5,262	$(83,604)
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a - b)	(88,866)	5,262	(83,604)
(d)	Deferred tax assets nonadmitted	—	—	—
(e)	Subtotal net admitted deferred tax assets (c - d)	(88,866)	5,262	(83,604)
(f)	Deferred tax liabilities	(24,806)	(36,215)	(61,021)
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e - f)	$(64,060)	$41,477	$(22,583)

		12/31/2022
		(In Thousands)
		(1)	(2)	(3)
				(Col 1+2)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$13,498	$13,498
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	39,349	—	39,349
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date	39,349	—	39,349
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	982,746
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	140,965	—	140,965
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$180,314	$13,498	$193,812

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

		12/31/2021
		(In Thousands)
		(4)	(5)	(6)
				(Col 4+5)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$1,963	$1,963
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	9,821	—	9,821
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date	9,821	—	9,821
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	941,551
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	259,359	6,273	265,632
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$269,180	$8,236	$277,416

		Change
		(In Thousands)
		(7)	(8)	(9)
				(Col 7+8)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$11,535	$11,535
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	29,528	—	29,528
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date	29,528	—	29,528
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	41,195
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	(118,394)	(6,273)	(124,667)
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$(88,866)	$5,262	$(83,604)

	2022	2021

Ratio percentage used to determine recovery period and threshold limitation amount	848%	958%

		12/31/2022
		(1)	(2)
Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)
(a)	Adjusted gross DTAs amount	$180,314	$13,498
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	11.99%	6.96%
(c)	Net admitted adjusted gross DTAs amount	$180,314	$13,498
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	11.99%	6.96%

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

		12/31/2021
		(3)	(4)
Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)
(a)	Adjusted gross DTAs amount	$269,180	$8,236
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	—%	0.71%
(c)	Net admitted adjusted gross DTAs amount	$269,180	$8,236
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	—%	0.71%

		Change
		(5)	(6)
Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)

(a)	Adjusted gross DTAs amount	$(88,866)	$5,262
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	11.99%	6.25%
(c)	Net admitted adjusted gross DTAs amount	$(88,866)	$5,262
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	11.99%	6.25%
The Company's tax planning strategies include the use of reinsurance.
Current income taxes incurred consist of the following major components:

			12/31/2022	12/31/2021	12/31/2020
			(In Thousands)
(1)	Current income tax
	(a)	Federal	$33,781	$30,114	$(21,594)
	(b)	Foreign	281	199	249
	(c)	Subtotal	34,062	30,313	(21,345)
	(d)	Federal income tax on net capital gains	9,222	(4,798)	4,556
	(e)	Utilization of capital loss carryforwards	—	—	—
	(f)	Other	—	—	—
	(g)	Federal and foreign income taxes incurred	$43,284	$25,515	$(16,789)

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

			(1)	(2)	(3)
					(Col 1-2)
(2)	Deferred tax assets:		12/31/2022	12/31/2021	Change
	(a)	Ordinary	(In Thousands)
		(1) Discounting of unpaid losses	$—	$—	$—
		(2) Unearned premium revenue	—	—	—
		(3) Policyholder reserves	30,684	59,306	(28,622)
		(4) Investments	28,658	32,310	(3,652)
		(5) Deferred acquisition costs	18,992	18,607	385
		(6) Policyholder dividends accrual	3,596	6,853	(3,257)
		(7) Fixed assets	—	—	—
		(8) Compensation and benefits accrual	50,512	101,026	(50,514)
		(9) Pension accrual	—	—	—
		(10) Receivables - nonadmitted	43,517	30,693	12,824
		(11) Net operating loss carryforward	—	—	—
		(12) Tax credit carryforward	—	—	—
		(13) Other	4,355	20,385	(16,030)
		(99) Subtotal	180,314	269,180	(88,866)
	(b)	Statutory valuation allowance adjustment	—	—	—
	(c)	Nonadmitted	—	—	—
	(d)	Admitted ordinary deferred tax assets (2a99 - 2b - 2c)	180,314	269,180	(88,866)
	(e)	Capital
		(1) Investments	13,498	8,236	5,262
		(2) Net capital loss carryforward	—	—	—
		(3) Real estate	—	—	—
		(4) Other	—	—	—
		(99) Subtotal	13,498	8,236	5,262
	(f)	Statutory valuation allowance adjustment	—	—	—
	(g)	Nonadmitted	—	—	—
	(h)	Admitted capital deferred tax assets (2e99- 2f - 2g)	13,498	8,236	5,262
	(i)	Admitted deferred tax assets (2d + 2h)	$193,812	$277,416	$(83,604)

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

			(1)	(2)	(3)
					(Col 1-2)
			12/31/2022	12/31/2021	Change
(3)	Deferred tax liabilities:		(In Thousands)
	(a)	Ordinary
		(1) Investments	$153,707	$181,504	$(27,797)
		(2) Fixed assets	4,578	625	3,953
		(3) Deferred and uncollected premium	7,585	7,878	(293)
		(4) Policyholder reserves	1,762	2,431	(669)
		(5) Other	—	—	—
		(99) Subtotal	167,632	192,438	(24,806)
	(b)	Capital
		(1) Investments	36,979	73,194	(36,215)
		(2) Real estate	—	—	—
		(3) Other	—	—	—
		(99) Subtotal	36,979	73,194	(36,215)
	(c)	Deferred tax liabilities (3a99 + 3b99)	204,611	265,632	(61,021)
(4)	Net deferred tax assets/liabilities (2i - 3c)		$(10,799)	$11,784	$(22,583)
Among the more significant book-to-tax adjustments were the following:

	12/31/2022	Effective Tax Rate	12/31/2021	Effective Tax Rate	12/31/2020	Effective Tax Rate
	(In Thousands)		(In Thousands)		(In Thousands)

Provision computed at statutory rate	$94,728	21.00%	$26,273	21.00%	$20,039	21.00%
Dividends received deduction	(3,577)	(0.79)	(2,613)	(2.09)	(1,062)	(1.11)
Tax credits	652	0.14	(1,227)	(0.98)	(1,447)	(1.52)
Other invested assets and nonadmitted change	2,072	0.46	(19,292)	(15.42)	2,403	2.52
Other	(6,506)	(1.44)	(7,857)	(6.28)	(10,065)	(10.54)
Total statutory income taxes	$87,369	19.37%	$(4,716)	(3.77)%	$9,868	10.35%

Federal and foreign taxes incurred	$43,284	9.60%	$25,515	20.39%	$(16,789)	(17.59)%
Change in net deferred income taxes	44,085	9.77	(30,231)	(24.16)	26,657	27.94
Total statutory income taxes	$87,369	19.37%	$(4,716)	(3.77)%	$9,868	10.35%
At December 31, 2022, the Company had $0.0 million of net operating loss carryforwards, net capital loss carryforwards and tax credit carry forwards; the company had $0.0 million of deferred tax liabilities that are not recognized.
The Inflation Reduction Act (the “IRA”) was enacted during the reporting period on August 16, 2022, and included a provision for a new Corporate Alternative Minimum Tax (CAMT), effective in 2023, that is

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

based on the adjusted financial statement income set forth on the applicable financial statement of an “applicable corporation.” The controlled group of corporations of which the reporting entity is a member has determined that it is not an “applicable corporation” for purposes of CAMT during the reporting period, and does not expect to be liable for the CAMT in 2023.

7. Capital and Surplus
The Company is required by statutory regulations to meet minimum risk-based capital standards. Risk-based capital is a method of measuring the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. At December 31, 2022 and 2021, the Company exceeded the minimum risk-based capital.
Ohio insurance law limits the amount of dividends that can be paid to a parent in a holding company structure without prior approval of the regulators to the greater of 10% of statutory surplus or statutory net income as of the preceding December 31 less any dividends paid in the preceding 12 months, but only to the extent of earned surplus as of the preceding December 31. Based on these limitations, the Company is able to pay dividends of up to $690.1 million by the end of 2023 without seeking prior regulatory approval based on capital and surplus of $6,901.1 million at December 31, 2022.
The Company currently has the following outstanding surplus notes:

	2022	2021
	(In Thousands)
2019 Notes, 5.15% interest rate, due 2049	$497,775	$497,690
2021 Notes, 3.75% interest rate, due 2061	497,724	497,665
Total carrying value of surplus notes	$995,499	$995,355

On January 23, 2019, the Company issued $500.0 million in surplus notes (the “2019 Notes”) due January 15, 2049, at a discount of $2.6 million. The entire balance was received in cash, none of which came from related parties. Interest on the 2019 Notes is fixed at 5.15% and payable semiannually on January 15 and July 15 of each year. The 2019 Notes and are administered by The Bank of New York Mellon. Subject to the approval of the Ohio Director of Insurance (the “Director”), the Company has the option to redeem the 2019 Notes (i) in whole within 90 days after the occurrence of a “Tax Event” where the Company receives an opinion of tax counsel that there is a more than insubstantial risk that interest payable on the 2019 Notes is not deductible by the Company, at a redemption price equal to the principal amount of the 2019 Notes to be redeemed (the ‘‘Par Value Redemption Price’’), (ii) in whole or in part, on or after January 23, 2024 but prior to July 15, 2048, at a redemption price equal to the greater of (a) the Par Value Redemption Price or (b) the sum of the present value of the remaining scheduled principal and interest payments on the 2019 Notes from the redemption date to July 15, 2048, discounted to the redemption date on a semi-annual basis at an adjusted treasury rate plus 35 basis points or (iii) in whole or in part, on or after July 15, 2048, at the Par Value Redemption Price, plus, in each case of (i), (ii) and (iii), accrued and unpaid interest payments on the 2019 Notes to be redeemed to the redemption date.
On April 28, 2021, the Company issued $500.0 million in surplus notes (the “2021 Notes”) due April 28, 2061 at a discount of $2.4 million. The entire balance was received in cash, none of which came from

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

related parties. Interest on the 2021 Notes is fixed at 3.75% and payable semiannually on April 28 and October 28 of each year. The 2021 Notes are administered by The Bank of New York Mellon. Subject to the approval of the Director, the Company has the option to redeem the 2021 Notes (i) in whole within 90 days after the occurrence of a “Tax Event” where the Company receives an opinion of tax counsel that there is a more than insubstantial risk that interest payable on the 2021 Notes is not deductible by the Company, at a redemption price equal to the principal amount of the 2021 Notes to be redeemed (the ‘‘Par Value Redemption Price’’), (ii) in whole or in part, prior to October 28, 2060, at a redemption price equal to the greater of (a) the Par Value Redemption Price or (b) the sum of the present value of the remaining scheduled principal and interest payments on the 2021 Notes from the redemption date to October 28, 2060, discounted to the redemption date on a semi-annual basis at an adjusted treasury rate plus 25 basis points or (iii) in whole or in part, on or after October 28, 2060, at the Par Value Redemption Price, plus, in each case of (i), (ii) and (iii), accrued and unpaid interest payments on the 2021 Notes to be redeemed to the redemption date.
The 2019 Notes and 2021 Notes (collectively the “Notes”) do not have payments that are contractually linked nor are any of the payments subject to administrative offsetting provisions. Additionally, proceeds from the Notes were not used to purchase an asset directly from the holders. The Notes were issued pursuant to Rule 144A as defined by the Securities Act of 1933. The Notes are unsecured and subordinated to all present and future indebtedness, policy claims and “prior claims” (those claims referred to in classes 1 through 7 of Section 3903.42 of the Ohio Revised Code) against the Company. Under Ohio insurance laws, the Notes are not part of the legal liabilities of the Company. Each payment of principal of, interest on or redemption price with respect to the Notes, may be made only with the prior approval of the Director, and only out of surplus earnings.
Interest expense of $44.5 million and $35.1 million was recognized from the Notes in 2022 and 2021, respectively. Life-to-date interest expense recognized December 31, 2022, was $130.6 million. There has been no principal paid as of December 31, 2022. As of December 31, 2022, there was unapproved interest of $3.2 million related to 2022 that will come due in 2023. In the event the Company was subject to a liquidation event, the Notes would have preference over the common shareholders. No affiliates of the Company hold any of the Notes. As of the closing, Guggenheim Partners was the only holder of more than 10% of the outstanding Notes on record at the Depository Trust Company.

8. Commitments and Contingencies
The Company is named as a defendant in various legal actions arising principally from claims made under insurance policies and contracts. The Company believes the resolution of these actions will not have a material effect on the Company’s financial position or results of operations.
At December 31, 2022, the Company does not have any material lease agreements as a lessee for office space or equipment.
At December 31, 2022, the Company has future commitments to provide additional capital contributions of $776.9 million to investments in joint ventures, limited partnerships and limited liability companies.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

The Company guarantees the payment of all policyholder obligations of each of the following wholly-owned subsidiaries: WSLAC, Columbus Life and Integrity. In addition, the Company guarantees all policyholder obligations of National and The Lafayette Life Insurance Company (Lafayette Life), an affiliated entity which is wholly-owned by the Company’s parent, WSFG. Guarantees on behalf of wholly-owned subsidiaries or on behalf of related parties that are considered to be unlimited (as in the case of the guarantee on behalf of Lafayette Life) are exempt from the initial liability recognition criteria and therefore no liability has been recognized in the financial statements. Due to the unlimited nature of the guarantees, the Company is unable to estimate the maximum potential amount of future payments under the guarantees. In the unlikely event the guarantees would be triggered, the Company may be permitted to take control of the underlying assets to recover all or a portion of the amounts paid under the guarantees.
The Company has guaranteed one mortgage loan in which the borrower is an affiliated limited liability company involved in development of real estate. This guarantee has a maximum exposure to the Company of $13.3 million for 506 Phelps Holdings, LLC in the event the real estate collateral of the affiliated limited liability company is not sufficient to cover the payment of the loan. The fair value of the real estate collateral at December 31, 2022, was approximately $31.3 million. This loan matures in February 2024.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

9. Life and Annuity Reserves and Deposit-Type Contract Liabilities
At December 31, 2022, the Company’s general and separate account annuity reserves and deposit-type contract liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

Individual Annuities	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)	$66,977	$—	$—	$66,977	96.1%
Not subject to discretionary withdrawal	2,748	—	—	2,748	3.9
Total individual annuity reserves (before reinsurance)	69,725	—	—	69,725	100.0%
Reinsurance ceded	65,360	—	—	65,360
Net individual annuity reserves	$4,365	$—	$—	$4,365

Group Annuities	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Not subject to discretionary withdrawal	$2,499	$—	$1,070,045	$1,072,544	100.0%
Total group annuity reserves (before reinsurance)	2,499	—	1,070,045	1,072,544	100.0%
Reinsurance ceded	2,499	—	—	2,499
Net group annuity reserves	$—	$—	$1,070,045	$1,070,045

Deposit-type contracts (no life contingencies)	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)	$204,841	$—	$—	$204,841	100.0%
Not subject to discretionary withdrawal	—	—	—	—	—
Total deposit-type contract liability (before reinsurance)	204,841	—	—	204,841	100.0%
Reinsurance ceded	21,644	—	—	21,644
Total deposit-type contract liability	$183,197	$—	$—	$183,197
Interest rate changes may have temporary effects on the sale and profitability of annuity products offered by the Company. Although the rates offered by the Company are adjustable in the long-term, in the short-term they may be subject to contractual and competitive restrictions, which may prevent timely

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

adjustment. The Company’s management constantly monitors interest rates with respect to a spectrum of product durations and sells annuities that permit flexible responses to interest rate changes as part of the Company’s management of interest spreads. However, adverse changes in investment yields on invested assets will affect the earnings on those products with a guaranteed return.
At December 31, 2022, the Company's general and separate account life insurance account values, cash value, and reserves for policies subject to discretionary withdrawal, not subject to discretionary withdrawal, or with no cash value are summarized as follows:

	General Account			Separate Account - Guaranteed and Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
	(In Thousands)
Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$—	$—	$—	$—	$—
Universal life	—	—	—	—	—	—
Universal life with secondary guarantees	—	—	—	—	—	—
Indexed universal life	—	—	—	—	—	—
Indexed universal life with secondary guarantees	—	—	—	—	—	—
Indexed life	—	—	—	—	—	—
Other permanent cash value life insurance	—	2,761,604	3,118,701	—	—	—
Variable life	—	—	—	—	—	—
Variable universal life	—	—	—	—	—	—
Miscellaneous reserves	—	—	—	—	—	—

Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	XXX	XXX	—	XXX	XXX	—
Accidental death benefits	XXX	XXX	3,509	XXX	XXX	—
Disability - active lives	XXX	XXX	4,316	XXX	XXX	—
Disability - disabled lives	XXX	XXX	19,560	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	—	XXX	XXX	—
Total life reserves (before reinsurance)	—	2,761,604	3,146,086	—	—	—
Reinsurance Ceded	—	—	355,159	—	—	—
Net life reserves	$—	$2,761,604	$2,790,927	$—	$—	$—

10. Employee Retirement Benefits
The Company has a noncontributory pension plan under a deposit administration group annuity contract covering substantially all employees and field representatives that meet eligibility requirements while working for the Company and attaining normal retirement age. In addition, the Company provides certain health care and life insurance benefits for certain retired employees or their beneficiaries. Substantially all of the Company’s employees and field representatives may become eligible for those benefits when they reach normal retirement age while working for the Company.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

The Company uses a December 31 measurement date for all plans.
A summary of assets, obligations and assumptions of the pension and other postretirement benefit plans at December 31, are as follows:

	Pension Benefits		Postretirement Medical
	2022	2021	2022	2021
	(In Thousands)
Change in benefit obligation:
Benefit obligation at beginning of year	$1,208,163	$1,208,854	$154,087	$161,650
Service cost	33,641	35,815	163	248
Interest cost	29,615	25,031	2,921	2,927
Contribution by plan participants	—	—	4,626	4,524
Actuarial (gain) loss	(334,481)	(9,487)	(55,388)	(4,102)
Benefits paid	(53,572)	(52,050)	(11,941)	(11,160)
Plan amendments	—	—	—	—
Settlements	—	—	—	—
Benefit obligation at end of year	$883,366	$1,208,163	$94,468	$154,087

Change in plan assets:
Fair value of plan assets at beginning of year	$1,284,221	$1,172,208	$—	$—
Actual return on plan assets	(160,605)	164,063	—	—
Employer contribution	—	—	7,315	6,636
Plan participants’ contributions	—	—	4,626	4,524
Benefits paid	(53,572)	(52,050)	(11,941)	(11,160)
Settlements	—	—	—	—
Fair value of plan assets at end of year	$1,070,044	$1,284,221	$—	$—

	Pension Benefits		Postretirement Medical
	2022	2021	2022	2021
	(In Thousands)
Funded status:
Overfunded (underfunded) obligation	$186,678	$76,058	$(94,468)	$(154,087)
Unrecognized net (gain) or loss	—	—	—	—
Unrecognized prior service cost	—	—	—	—
Net amount recognized*	$186,678	$76,058	$(94,468)	$(154,087)

Accumulated benefit obligation for vested employees and partially vested employees to the extent vested	$817,582	$1,085,849	$94,468	$154,087

*Nonadmitted if overfunded

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

	Pension Benefits
	2022	2021	2020
	(In Thousands)
Components of net periodic benefit cost:
Service cost	$33,641	$35,815	$29,439
Interest cost	29,615	25,031	32,478
Expected return on plan assets	(91,126)	(83,066)	(76,904)
Amount of recognized gains and losses	9,867	22,281	22,085
Amount of prior service cost recognized	476	(579)	(4,625)
Total net periodic benefit cost (benefit)	$(17,527)	$(518)	$2,473

	Postretirement Medical
	2022	2021	2020
	(In Thousands)
Components of net periodic benefit cost:
Service cost	$163	$248	$286
Interest cost	2,921	2,927	4,344
Amount of recognized gains and losses	(6,777)	(1,838)	(3,387)
Amount of prior service cost recognized	(1,392)	(1,392)	(1,392)
Total net periodic benefit cost (benefit)	$(5,085)	$(55)	$(149)

	Pension Benefits		Postretirement Medical
	2022	2021	2022	2021
	(In Thousands)
Amounts in unassigned funds (surplus) recognized as components of net periodic benefit cost:
Items not yet recognized as a component of net periodic cost - prior year	$242,238	$354,426	$(28,326)	$(27,454)
Net transition asset or obligation recognized	—	—	—	—
Net prior service cost or credit arising during the period	—	—	—	—
Net prior service cost or credit recognized	(476)	578	1,392	1,392
Net gain and loss arising during the period	(82,750)	(90,484)	(55,388)	(4,102)
Net gain and loss recognized	(9,867)	(22,282)	6,777	1,838
Items not yet recognized as a component of net periodic cost - current year	$149,145	$242,238	$(75,545)	$(28,326)

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Assumptions used to determine net periodic benefit cost for the year ended December 31:

	Pension Benefits		Postretirement Medical
	2022	2021	2022	2021

Discount rate	3.00%	2.80%	2.88%	2.60%
Rate of compensation increase	4.60%	4.60%	N/A	N/A
Expected long-term rate of return on plan assets	7.25%	7.25%	N/A	N/A

Assumptions used to determine the benefit obligation at December 31:

	Pension Benefits		Postretirement Medical
	2022	2021	2022	2021

Discount rate	5.46%	3.00%	5.43%	2.88%
Rate of compensation increase	4.60%	4.60%	N/A	N/A
The Company's non-admitted pension asset was $186.7 million and $76.1 million at December 31, 2022 and 2021, respectively.
The Company utilizes a full yield curve approach in the estimation of liabilities, service cost, and interest cost for pension and postretirement benefits by applying the specific spot rates along the yield curve used in the determination of the benefit obligation to the relevant projected cash flows. The yield curve utilized in the cash flow analysis is comprised of highly rated (Aaa or Aa) corporate bonds. The discount rate was increased from 3.00% at December 31, 2021, to 5.46% at December 31, 2022. This resulted in a $327.6 million decrease in the pension benefit obligation in 2022. The discount rate was increased from 2.80% at December 31, 2020, to 3.00% at December 31, 2021. This resulted in a $23.5 million decrease in the pension benefit obligation in 2021.
The Company employs a prospective building block approach in determining the long-term expected rate of return for plan assets. Historical returns are determined by asset class. The historical relationships between equities, fixed income securities, and other assets are reviewed. The Company applies long-term asset return estimates to the plan’s target asset allocation to determine the weighted-average long-term return. The Company’s long-term asset allocation was determined through modeling long-term returns and asset return volatilities and is guided by an investment policy statement created for the plan.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

The asset allocation for the defined benefit pension plan at the end of 2022 and 2021, and the target allocation for 2022 by asset category, are as follows:

	Target Allocation Percentage	Percentage of Plan Assets
	2022	2022	2021
Asset category:
Equity securities	55%	64%	55%
Fixed income securities	18	12	15
Short-term investments	2	—	5
Other	25	24	25
Total	100%	100%	100%
The plan employs a total return investment approach whereby a mix of fixed income and equity investments are used to maximize the long-term return of plan assets for a prudent level of risk. Risk tolerance is established through careful consideration of plan liabilities, plan funded status, and corporate financial condition. The total portfolio is structured with multiple sub-portfolios, each with a specific fixed income or equity asset management discipline. Each sub-portfolio is subject to individual limitations and performance benchmarks as well as limitations at the consolidated portfolio level. Quarterly asset allocation meetings are held to evaluate portfolio asset allocations and to establish the optimal mix of assets given current market conditions and risk tolerance. Investment mix is measured and monitored on an ongoing basis through regular investment reviews, annual liability measurements, and periodic asset/liability studies.
The Company’s pension plan assets consist primarily of debt and equity securities, mutual funds and private equity funds, all of which are carried at fair value.
Fair value is defined as the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels.
•Level 1 - Quoted prices (unadjusted) in active markets for identical assets or liabilities. The Company’s Level 1 assets primarily include exchange-traded equity securities and mutual funds.
•Level 2 - Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. The Company’s Level 2 assets include certain debt securities for which public price quotations are not available, but that use other market observable inputs from third-party pricing service quotes or internal valuation models using observable inputs. Level 2 assets also include private funds that invest primarily in domestic debt securities where the Company has the right to redeem its interest at net asset values. The underlying debt securities within these funds employ similar valuation methodologies as the Company’s other investments in debt securities.
•Level 3 - Significant unobservable inputs for the asset or liability. The Company does not have any significant assets carried at fair value that meet the definition of Level 3.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Debt Securities
The fair values of actively traded debt securities have been determined through the use of third-party pricing services utilizing market observable inputs.
Equity Securities
The fair values of actively traded equity securities have been determined utilizing publicly quoted prices from third-party pricing services.
Mutual Funds
The fair values of mutual funds have been determined utilizing the net asset values of the funds.
Private Equity and Fixed Income Funds
The fair values of private equity and fixed income funds have been determined utilizing the net asset values of the funds.
Other Assets
Other assets primarily include securities lending reinvested collateral and cash equivalents. The fair value of securities lending reinvested collateral assets are from third-party sources utilizing publicly quoted prices. The fair value of the cash equivalents are based on quoted market prices.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

The fair value of the pension plan’s assets by asset category is as follows:

	Assets Measured at Fair Value	Fair Value Hierarchy Level
		Level 1	Level 2*	Level 3
	(In Thousands)
At December 31, 2022:
Debt securities:
Debt securities issued by states of the U.S. and political subdivisions of the states	$2,040	$—	$2,040	$—
Corporate securities	112,201	—	112,201	—
Residential mortgage-backed securities	777	—	777	—
Asset-backed securities	11,843	—	11,843	—
Equity securities:
Common equity	555,090	513,330	41,760	—
Mutual funds	123,560	123,560	—	—
Preferred stock	2,597	—	2,597	—
Other invested assets:
Private equity and fixed income funds	225,570	—	225,570	—
Surplus notes	2,542	—	2,542	—
Real estate	20,321	—	20,321	—
Other assets	75,090	72,943	2,147	—
Total plan assets	$1,131,631	$709,833	$421,798	$—
* Includes investments using net asset value (NAV) as a practical expedient.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

	Assets Measured at Fair Value	Fair Value Hierarchy Level
		Level 1		Level 2*	Level 3
	(In Thousands)
At December 31, 2021:
Debt securities:
Debt securities issued by states of the U.S. and political subdivisions of the states	$3,019	$—		$3,019	$—
Corporate securities	114,667	—		114,667	—
Residential mortgage-backed securities	1,041	—		1,041	—
Asset-backed securities	2,852	—		2,852	—
Equity securities:
Common equity	659,769	611,743		48,026	—
Mutual funds	174,122	174,122		—	—
Other invested assets:
Private equity and fixed income funds	239,447	—		239,447	—
Surplus notes	3,827	—		3,827	—
Real estate	7,177	—		7,177	—
Other assets	78,741	77,193	`	1,548	—
Total plan assets	$1,284,662	$863,058		$421,604	$—
* Includes investments using net asset value (NAV) as a practical expedient.
For measurement purposes of the postretirement benefit obligation at December 31, 2022, a 5.275 percent annual rate of increase in the per capita cost of covered health care benefits is assumed for 2023. The rate was assumed to decrease gradually to 4.75 percent for 2030 and remain at that level thereafter.
At December 31, 2022, the assets of the Company’s pension include approximately $67.0 million invested in the Touchstone Family of Funds, which are administered by the Company, and $251.4 million invested in private equity and fixed income funds managed by Fort Washington Investment Advisors, Inc. At December 31, 2021, the assets of the Company’s pension include approximately $106.5 million invested in the Touchstone Family of Funds, which are administered by the Company, $229.1 million invested in private equity and fixed income funds managed by Fort Washington Investment Advisors, Inc.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

As of December 31, 2022, future benefit payments for the pension plan are expected as follows (in millions):

2023	$56.3
2024	57.0
2025	57.6
2026	58.2
2027	59.0
Five years thereafter	308.0

Future benefit payments for the postretirement medical plan, net of amounts contributed by plan participants, are expected as follows (in millions):

2023	$8.1
2024	7.8
2025	7.7
2026	7.4
2027	7.2
Five years thereafter	33.8
The Company did not make any contributions to the pension plan in 2022 and 2021. The Company does not expect to make contributions to the pension plan during 2023.
The Company made contributions to the postretirement medical plan of $7.3 million in 2022 and expects to contribute $72.0 million between 2023 and 2032, inclusive. The Company received no subsidies in 2022. The Company’s postretirement medical plan did not collect the Medicare Part D Subsidy for claims activity occurring after January 1, 2013.
The Company sponsors a contributory employee retirement savings plan covering substantially all eligible, full-time employees. This plan is subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA). The Company’s contributions to the plan are based on a combination of the employee’s contributions to the plan and a percentage of the employee’s earnings for the year. The total of the Company’s contributions to the defined contribution plan were $5.0 million, $4.8 million, and $6.8 million for 2022, 2021 and 2020, respectively.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

11. Premium and Annuity Considerations Deferred and Uncollected
Deferred and uncollected life insurance premiums and annuity considerations at December 31, 2022, were as follows:

	Gross	Net of Loading
	(In Thousands)
Ordinary new business	$3,504	$247
Ordinary renewal	65,274	46,600
Accident and health renewal	417	327
Assumed investment type-contracts	408	408
Total	$69,603	$47,582